FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-207677-09

July 11, 2018

Free Writing Prospectus

Structural and Collateral Term Sheet

$810,709,783

(Approximate Mortgage Pool Balance)

$690,196,000

(Offered Certificates)

GS Mortgage Securities Trust 2018-GS10

As Issuing Entity

GS Mortgage Securities Corporation II

As Depositor

Commercial Mortgage Pass-Through Certificates

Series 2018-GS10

Goldman Sachs Mortgage Company

As Sponsor and Mortgage Loan Seller

IMPORTANT NOTICE REGARDING THE CONDITIONS FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) the fact that there is no representation being made that these materials are accurate or complete and that these materials may not be updated or (3) these materials possibly being confidential, are, in each case, not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

Goldman Sachs & Co. LLC

Lead Manager and Sole Bookrunner

Academy Securities

Co-Manager

The securities offered by this structural and collateral term sheet (this “Term Sheet”) are described in greater detail in the preliminary prospectus included as part of our Registration Statement (SEC File No. 333-207677) (the “Preliminary Prospectus”) anticipated to be dated July 11, 2018. The Preliminary Prospectus contains material information that is not contained in this Term Sheet (including without limitation a detailed discussion of risks associated with an investment in the offered securities under the heading “Risk Factors” in the Preliminary Prospectus). The Preliminary Prospectus is available upon request from Goldman Sachs & Co. LLC or Academy Securities, Inc. Capitalized terms used but not otherwise defined in this Term Sheet have the respective meanings assigned to those terms in the Preliminary Prospectus. This Term Sheet is subject to change.

The Securities May Not Be a Suitable Investment for You

The securities offered by this Term Sheet are not suitable investments for all investors. In particular, you should not purchase any class of securities unless you understand and are able to bear the prepayment, credit, liquidity and market risks associated with that class of securities. For those reasons and for the reasons set forth under the heading “Risk Factors” in the Preliminary Prospectus, the yield to maturity and the aggregate amount and timing of distributions on the offered securities are subject to material variability from period to period and give rise to the potential for significant loss over the life of those securities. The interaction of these factors and their effects are impossible to predict and are likely to change from time to time. As a result, an investment in the offered securities involves substantial risks and uncertainties and should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the securities. Potential investors are advised and encouraged to review the Preliminary Prospectus in full and to consult with their legal, tax, accounting and other advisors prior to making any investment in the offered securities described in this Term Sheet.

This Term Sheet is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this Term Sheet may not pertain to any securities that will actually be sold. The information contained in this Term Sheet may be based on assumptions regarding market conditions and other matters as reflected in this Term Sheet. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this Term Sheet should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this Term Sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this Term Sheet or derivatives thereof (including options). Information contained in this Term Sheet is current as of the date appearing on this Term Sheet only. Information in this Term Sheet regarding the securities and the mortgage loans backing any securities discussed in this Term Sheet supersedes all prior information regarding such securities and mortgage loans. Neither Goldman Sachs & Co. LLC nor Academy Securities, Inc. provides accounting, tax or legal advice.

The issuing entity will be relying upon an exclusion or exemption from the definition of “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”), contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule under the Dodd-Frank Act (both as defined in “Risk Factors—Other Risks Relating to the Certificates—Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates” in the Preliminary Prospectus).  See also “Legal Investment” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE AND RR INTEREST SUMMARY

CERTIFICATE SUMMARY

OFFERED CERTIFICATES

Offered Class	Expected Ratings (DBRS / Fitch / S&P)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass- Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class A-1	AAA(sf) / AAAsf / AAA(sf)	$12,186,000		30.000%	[ ]%	(5)	2.74	08/18 – 05/23
Class A-2	AAA(sf) / AAAsf / AAA(sf)	$72,497,000		30.000%	[ ]%	(5)	4.86	06/23 – 06/23
Class A-3	AAA(sf) / AAAsf / AAA(sf)	$62,946,000		30.000%	[ ]%	(5)	6.61	03/25 – 03/25
Class A-4	AAA(sf) / AAAsf / AAA(sf)	$175,000,000		30.000%	[ ]%	(5)	9.65	12/27 – 05/28
Class A-5	AAA(sf) / AAAsf / AAA(sf)	$199,668,000		30.000%	[ ]%	(5)	9.82	05/28 – 06/28
Class A-AB	AAA(sf) / AAAsf / AAA(sf)	$25,167,000		30.000%	[ ]%	(5)	7.22	05/23 – 12/27
Class X-A	AAA(sf) / AAAsf / AA+(sf)	$615,897,000	(6)	N/A	[ ]%	Variable IO(7)	N/A	N/A
Class X-B	AA(sf) / AA-sf / NR	$38,127,000	(6)	N/A	[ ]%	Variable IO(7)	N/A	N/A
Class A-S	AAA(sf) / AAAsf / AA+(sf)	$68,433,000		21.250%	[ ]%	(5)	9.90	06/28 – 07/28
Class B	AA(low)(sf) / AA-sf / NR	$38,127,000		16.375%	[ ]%	(5)	9.94	07/28 – 07/28
Class C	A(low)(sf) / A-sf / NR	$36,172,000		11.750%	[ ]%	(5)	9.94	07/28 – 07/28

NON-OFFERED POOLED CERTIFICATES

Non-Offered Class	Expected Ratings (DBRS / Fitch / S&P)(1)	Approximate Initial Certificate Balance or Notional Amount(2)		Approximate Initial Credit Support(3)	Initial Pass- Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class D	BBB(sf) / BBBsf / NR	$22,485,000		8.875%	[ ]%	(5)	9.94	07/28 – 07/28
Class X-D	BBB(sf) / BBB-sf / NR	$40,082,000	(6)	N/A	[ ]%	Variable IO(7)	N/A	N/A
Class E	BBB(low)(sf) / BBB-sf / NR	$17,597,000		6.625%	[ ]%	(5)	9.94	07/28 – 07/28
Class F(8)	BB(low)(sf) / BB-sf / NR	$17,597,000		4.375%	[ ]%	(5)	9.94	07/28 – 07/28
Class G-RR(8)	B(low)(sf) / B-sf / NR	$7,821,000		3.375%	[ ]%	(5)	9.94	07/28 – 07/28
Class H-RR(8)	NR / NR / NR	$26,395,782		0.000%	[ ]%	(5)	9.94	07/28 – 07/28
Class S(9)	N/A	N/A		N/A	N/A	N/A	N/A	N/A
Class R(10)	N/A	N/A		N/A	N/A	N/A	N/A	N/A

NON-OFFERED LOAN-SPECIFIC CERTIFICATES

Non-Offered Class	Expected Ratings (S&P)(1)	Approximate Initial Certificate Balance or Notional Amount(2)	Approximate Initial Credit Support(3)	Initial Pass- Through Rate	Pass-Through Rate Description	Wtd. Avg. Life (Yrs)(4)	Principal Window(4)
Class WLS-A(11)	A-(sf)	$5,190,000	91.345%	[ ]%	(12)	6.61	03/25 – 03/25
Class WLS-B(11)	BBB-(sf)	$10,301,000	74.168%	[ ]%	(12)	6.61	03/25 – 03/25
Class WLS-C(11)	BB-(sf)	$13,996,000	50.829%	[ ]%	(12)	6.61	03/25 – 03/25
Class WLS-D(11)	B-(sf)	$13,547,000	28.239%	[ ]%	(12)	6.61	03/25 – 03/25
Class WLS-E(11)	NR	$16,934,750	0.000%	[ ]%	(12)	6.61	03/25 – 03/25

(1)	It is a condition of issuance that the offered certificates receive the ratings set forth above. The anticipated ratings of the certificates shown are those of DBRS, Inc. (“DBRS”), Fitch Ratings, Inc. (“Fitch”) and S&P Global Ratings, acting through Standard & Poor’s Financial Services LLC (“S&P” and together with DBRS and Fitch, the “Rating Agencies”). Subject to the discussion under “Ratings” in the Preliminary Prospectus, the ratings on the certificates address the likelihood of the timely receipt by holders of all payments of interest to which they are entitled on each distribution date and, except in the case of the interest only certificates, the ultimate receipt by holders of all payments of principal to which they are entitled on or before the applicable rated final distribution date. Certain nationally recognized statistical rating organizations, as defined in Section 3(a)(62) of the Securities Exchange Act of 1934, as amended, that were not hired by the depositor may use information they receive pursuant to Rule 17g-5 under the Securities Exchange Act of 1934, as amended, or otherwise to rate the offered certificates. We cannot assure you as to what ratings a non-hired nationally recognized statistical rating organization would assign. See “Risk Factors—Other Risks Relating to the Certificates—Nationally Recognized Statistical Rating Organizations May Assign Different Ratings to the Certificates; Ratings of the Certificates Reflect Only the Views of the Applicable Rating Agencies as of the Dates Such Ratings Were Issued; Ratings May Affect ERISA Eligibility; Ratings May Be Downgraded” in the Preliminary Prospectus. The related Rating Agencies have informed us that the “sf” designation in their ratings represents an identifier of structured finance product ratings. For additional information about this identifier, prospective investors can go to the related Rating Agency’s website. The depositor and the underwriters have not verified, do not adopt and do not accept responsibility for any statements made by the related Rating Agencies on those websites. Credit ratings referenced throughout this Term Sheet are forward-looking opinions about credit risk and express a rating agency’s opinion about the willingness and ability of an issuer of securities to meet its financial obligations in full and on time. Ratings are not indications of investment merit and are not buy, sell or hold recommendations, a measure of asset value or an indication of the suitability of an investment.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE SUMMARY (continued)

(2)	Approximate, subject to a variance of plus or minus 5%. The notional amount of the Class X-A, Class X-B and Class X-D certificates (collectively the “Class X certificates”) is subject to change depending upon the final pricing of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G-RR, Class H-RR, Class WLS-A, Class WLS-B, Class WLS-C, Class WLS-D and Class WLS-E certificates (collectively, the “principal balance certificates”), as follows: (1) if as a result of such pricing the pass-through rate of any class of principal balance certificates whose certificate balance comprises such notional amount is equal to the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), the certificate balance of such class of principal balance certificates may not be part of, and reduce accordingly, such notional amount of the related Class X certificates (or, if as a result of such pricing the pass-through rate of the related Class X certificates is equal to zero, such Class X certificates may not be issued on the closing date), and/or (2) if as a result of such pricing the pass-through rate of any class of principal balance certificates that does not comprise such notional amount of the related Class X certificates is equal to less than the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), such class of principal balance certificates may become a part of, and increase accordingly, such notional amount of the related Class X certificates.

(3)	The initial credit support percentages set forth for the certificates are approximate and, for the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, are represented in the aggregate. The approximate initial credit support percentage for each of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G-RR and Class H-RR, (collectively, the “pooled principal balance certificates” and together with the Class X-A, Class X-B and Class X-D certificates, the “pooled certificates”) does not include the subordination provided by the subordinate companion loan related to the 1000 Wilshire mortgage loan (the “trust subordinate companion loan”). The Class WLS-A, Class WLS-B, Class WLS-C, Class WLS-D and Class WLS-E certificates (the “loan-specific certificates”) will not provide credit support to any other class of certificates except to the extent of the subordination of the trust subordinate companion loan (in which the loan specific certificates each represent an interest) to the pooled portion of the related mortgage loan. The pooled RR Interest provides credit support only to the limited extent that it is allocated a portion of any losses incurred on the mortgage loans, which such losses are allocated between it, on the one hand, and the pooled certificates, on the other hand, as described in “Credit Risk Retention” in the Preliminary Prospectus.

(4)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to each class of certificates having a certificate balance are based on the assumptions set forth under “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity dates or anticipated repayment dates of the mortgage loans or whole loans.

(5)	For each distribution date, the pass-through rates on each class of pooled principal balance certificates will generally be a per annum rate equal to one of (i) a fixed rate, (ii) the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which the related distribution date occurs (the “WAC Rate”), (iii) the lesser of a specified pass-through rate and the WAC Rate, or (iv) the WAC Rate less a specified percentage.

(6)	The Class X certificates will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each of the Class X certificates at its respective pass-through rate based upon its respective notional amount. The notional amount of each of the Class X certificates will be equal to the aggregate certificate balances of the related class(es) of certificates (the “related Class X class”) indicated below.

Class	Related Class X Class
Class X-A	Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB and Class A-S certificates
Class X-B	Class B certificates
Class X-D	Class D and Class E certificates

(7)	The pass-through rate of each of the Class X certificates for any distribution date will equal the excess, if any, of (i) the WAC Rate, over (ii) the pass-through rate (or the weighted average of the pass-through rates as applicable) of the related Class X class for that distribution date, as described in the Preliminary Prospectus.

(8)	The initial certificate balance of each of the Class F, Class G-RR and Class H-RR certificates are subject to change based on final pricing of all pooled certificates and the final determination of the Class G-RR and Class H-RR certificates (collectively, the “HRR Certificates”) that will be retained by the retaining third-party purchaser to satisfy the sponsor’s U.S. risk retention requirements. For more information regarding the methodology and key inputs and assumptions used to determine the sizing of the HRR Certificates, see “Credit Risk Retention” in the Preliminary Prospectus.

(9)	The Class S certificates will not have a certificate principal amount, notional amount, pass-through rate, rating or rated final distribution date. Excess interest accruing after the related anticipated repayment date on any mortgage loan with an anticipated repayment date will, to the extent collected, be allocated to the Class S certificates and the pooled RR Interest, as described under “Description of the Certificates—Distributions—Excess Interest” in the Preliminary Prospectus. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—ARD Loans” in the Preliminary Prospectus.

(10)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of two separate REMICs, as further described in the Preliminary Prospectus. The Class R certificates will not be entitled to distributions of principal or interest.

(11)	The loan-specific certificates will only be entitled to receive distributions from, and will only incur losses with respect to, the trust subordinate companion loan. The trust subordinate companion loan is included as an asset of the issuing entity but is not part of the mortgage pool backing the pooled certificates. No class of pooled certificates will have any interest in the trust subordinate companion loan. See “Description of the Mortgage Pool—The Whole Loans—1000 Wilshire Whole Loan” in the Preliminary Prospectus.

(12)	For any distribution date, the pass-through rates of the Class WLS-A, Class WLS-B, Class WLS-C, Class WLS-D and Class WLS-E certificates will, in the case of each such class, be a per annum rate equal to one of (i) a fixed rate, (ii) the net mortgage rate for the trust subordinate companion loan, (iii) the lesser of a specified pass-through rate and the rate specified in clause (ii), or (iv) the rate specified in clause (ii) less a specified percentage.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTIFICATE SUMMARY (continued)

POOLED RR INTEREST SUMMARY

Non-Offered Eligible Vertical Interest	Approximate Initial Pooled RR Interest Balance	Approximate Initial Pooled RR Interest Rate	Pooled RR Interest Rate Description	Wtd. Avg. Life (Yrs)(1)	Principal Window(1)
Pooled RR Interest(2)	$28,618,000	[__]%	(3)	8.90	08/18 – 07/28

(1)	The weighted average life and period during which distributions of principal would be received as set forth in the foregoing table with respect to the pooled RR Interest are based on the assumptions set forth under “Yield, Prepayment and Maturity Considerations—Weighted Average Life” in the Preliminary Prospectus and on the assumptions that there are no prepayments, modifications or losses in respect of the mortgage loans or whole loans and that there are no extensions or forbearances of maturity dates or anticipated repayment dates of the mortgage loans or whole loans.

(2)	The pooled RR Interest represents the right to receive approximately 3.53% of all amounts collected on the Mortgage Loans (net of all expenses of the issuing entity) that are available for distribution to the pooled certificates (other than the Class R certificates) and the pooled RR Interest (i.e., representing the right to receive the Pooled Risk Retention Allocation Percentage of all amounts distributed on the pooled certificates (other than the Class R certificates) on each distribution date), as further described under “Description of the Certificates—Distributions” in the Preliminary Prospectus.

(3)	Although it does not have a specified pass-through rate, the effective pooled RR interest rate will be a per annum rate equal to the WAC Rate.

The Class D, Class X-D, Class E, Class F, Class G-RR, Class H-RR, Class S, Class R, Class WLS-A, Class WLS-B, Class WLS-C, Class WLS-D and Class WLS-E certificates, the pooled RR Interest and the loan-specific RR Interest are not offered by this Term Sheet. Any information in this Term Sheet concerning such non-offered certificates or the pooled RR interest or the loan-specific RR Interest is presented solely to enhance your understanding of the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MORTGAGE POOL CHARACTERISTICS

Mortgage Pool Characteristics(1)
Initial Pool Balance(2)	$810,709,783
Number of Mortgage Loans	33
Number of Mortgaged Properties	57
Average Cut-off Date Mortgage Loan Balance	$24,566,963
Weighted Average Mortgage Interest Rate	4.43723%
Weighted Average Remaining Term to Maturity Date/ARD (months)(3)	110
Weighted Average Remaining Amortization Term (months)	360
Weighted Average Cut-off Date LTV Ratio(4)	59.2%
Weighted Average Maturity Date/ARD LTV Ratio(3)(5)	55.5%
Weighted Average Underwritten Debt Service Coverage Ratio(6)	2.36x
Weighted Average Debt Yield on Underwritten NOI(7)	11.5%
% of Mortgage Loans with Mezzanine Debt(8)	15.8%
% of Mortgage Loans with Subordinate Debt(9)	15.8%
% of Mortgage Loans with Preferred Equity	0.0%
% of Mortgage Loans with Single Tenants	16.8%

(1)	With respect to seven mortgage loans, representing approximately 30.5% of the initial pool balance, with one or more related pari passu companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF, pads or unit calculations presented in this Term Sheet include the related pari passu companion loan(s) unless otherwise indicated. With respect to two mortgage loans, representing approximately 15.8% of the initial pool balance, with one or more related subordinate companion loan(s) as set forth in the “Whole Loan Summary” table below, the loan-to-value ratio, debt service coverage ratio, debt yield and balance per SF, pads or unit calculations presented in this Term Sheet are calculated without regard to the related subordinate companion loan(s). Other than as specifically noted, the loan-to-value ratio, debt service coverage ratio, debt yield and mortgage loan rate information for each mortgage loan is presented in this Term Sheet without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future, in order to present statistics for the related mortgage loan without combination with the other indebtedness.

(2)	Subject to a permitted variance of plus or minus 5%.

(3)	Unless otherwise indicated, with respect to two mortgage loans, representing approximately 4.6% of the initial pool balance have anticipated repayment dates and are presented as if they were to mature on its anticipated repayment date.

(4)	Unless otherwise indicated, the Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value (which in certain cases may reflect a portfolio premium valuation). With respect to three mortgage loans (6.1% of the initial pool balance) the Cut-off Date LTV Ratio was calculated based upon a valuation other than an “as-is” value of each related mortgaged property or the cut-off date principal balance of a mortgage loan less a reserve taken at origination. The weighted average Cut-off Date LTV Ratio for the mortgage pool without making any adjustments is 59.8%.

(5)	Unless otherwise indicated, the Maturity Date/ARD LTV Ratio is calculated utilizing the “as-is” appraised value. With respect to nine mortgage loans, representing approximately 24.7% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, the respective Maturity Date/ARD LTV Ratios were calculated using an “as stabilized” or “prospective as stabilized” appraised value assuming certain reserves were pre-funded instead of the related “as-is” appraised value. The weighted average Maturity Date/ARD LTV Ratio for the mortgage pool without making such adjustments is 56.2%. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date/ARD LTV Ratio.

(6)	Unless otherwise indicated, the Underwritten Debt Service Coverage Ratio for each mortgage loan is calculated by dividing the Underwritten Net Cash Flow from the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Underwritten Debt Service Coverage Ratio.

(7)	Unless otherwise indicated, the Debt Yield on Underwritten NOI for each mortgage loan is the related mortgaged property’s Underwritten NOI divided by the Cut-off Date Balance of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is the related mortgaged property’s Underwritten NCF divided by the Cut-off Date Balance of such mortgage loan. With respect to one mortgage loan, representing 1.8% of the initial pool balance, the respective Debt Yield on Underwritten NOI and Debt Yield on Underwritten NCF were calculated using the Cut-off Date Balance of a mortgage loan less the $1,750,000 earnout reserve taken at origination. The weighted average Debt Yield on Underwritten NOI and weighted average Debt Yield on Underwritten NCF for the mortgage pool without making this adjustment are 11.5% and 11.0%, respectively. See “Description of the Mortgage Pool—Certain Characteristics and Definitions” in the Preliminary Prospectus for descriptions of Debt Yield on Underwritten NOI and Debt Yield on Underwritten NCF.

(8)	The 1000 Wilshire and Aliso Creek Apartments mortgage loans have additional existing subordinate mezzanine loans held by certain limited liability companies owned by certain individuals who also own an indirect interest in the borrowers. See “Description of the Mortgage Pool—The Whole Loans” and “Description of the Mortgage Pool—Additional Indebtedness” in the Preliminary Prospectus.

(9)	The 1000 Wilshire and Aliso Creek Apartments mortgage loans have one or more subordinate companion loans that is generally subordinate in right of payment to the respective related mortgage loans (the “1000 Wilshire Subordinate Companion Loan” and the “Aliso Creek Apartments Subordinate Companion Loan”). The 1000 Wilshire Subordinate Companion Loan has an outstanding principal balance of $63,125,000 as of the Cut-off Date and will be included as an asset of the issuing entity but not part of the mortgage pool backing classes of pooled certificates. The loan-specific certificates will only be entitled to receive distributions from, and will only incur losses with respect to, the 1000 Wilshire Subordinate Companion Loan. The Aliso Creek Apartments Subordinate Companion Loan has an outstanding principal balance of $58,500,000 as of the Cut-off Date, and is currently held by unrelated third party investor. See “Description of the Mortgage Pool—The Whole Loans” and “Description of the Mortgage Pool—Additional Indebtedness” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

KEY FEATURES OF THE CERTIFICATES

Lead Manager and Sole Bookrunner:	Goldman Sachs & Co. LLC
Co-Manager:	Academy Securities, Inc.
Depositor:	GS Mortgage Securities Corporation II
Initial Pool Balance:	$810,709,783
Master Servicer:	Wells Fargo Bank, National Association
Special Servicer:

Rialto Capital Advisors, LLC (with respect to each serviced mortgage loan and each serviced whole loan (other than the 1000 Wilshire whole loan)) and Trimont Real Estate Advisors, LLC (with respect to the 1000 Wilshire whole loan)

Certificate Administrator:	Wells Fargo Bank, National Association
Trustee:	Wilmington Trust, National Association
Operating Advisor:	Park Bridge Lender Services LLC
Asset Representations Reviewer:	Park Bridge Lender Services LLC
U.S. Credit Risk Retention:

For a discussion of the manner by which Goldman Sachs Mortgage Company, as sponsor, intends to satisfy the credit risk requirements of the Credit Risk Retention Rules, see “Credit Risk Retention” in the Preliminary Prospectus.

Pricing:	Week of July 16, 2018
Closing Date:	July 30, 2018
Cut-off Date:

For each mortgage loan, the related due date for such mortgage loan in July 2018 (or, in the case of any mortgage loan that has its first due date in August 2018, the date that would have been its due date in July 2018 under the terms of that mortgage loan if a monthly payment were scheduled to be due in that month).

Determination Date:	The 6th day of each month or next business day, commencing in August 2018
Distribution Date:	The 4th business day after the Determination Date, commencing in August 2018
Interest Accrual:	Preceding calendar month
ERISA Eligible:	The offered certificates are expected to be ERISA eligible
SMMEA Eligible:	No
Payment Structure:	Sequential Pay
Day Count:	30/360
Tax Structure:	REMIC
Rated Final Distribution Date:	July 2051
Cleanup Call:	1.0%
Minimum Denominations:	$10,000 minimum for the offered certificates (except with respect to each class of Class X certificates: $1,000,000 minimum); integral multiples of $1 thereafter for all the offered certificates
Delivery:	Book-entry through DTC
Bond Information:	Cash flows are expected to be modeled by TREPP, INTEX and BLOOMBERG

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

TRANSACTION HIGHLIGHTS

■	$782,091,782 (Approximate) New-Issue Multi-Borrower CMBS:

—	Overview: The mortgage pool consists of 33 fixed-rate commercial mortgage loans that have an aggregate Cut-off Date Balance of $810,709,783 (the “Initial Pool Balance”), have an average mortgage loan Cut-off Date Balance of $24,566,963 and are secured by 57 mortgaged properties located throughout 24 states and Cuautitlán Izcalli, Mexico

—	LTV: 59.2% weighted average Cut-off Date LTV Ratio

—	DSCR: 2.36x weighted average Underwritten NCF Debt Service Coverage Ratio

—	Debt Yield: 11.5% weighted average Debt Yield on Underwritten NOI

—	Credit Support: 30.000% credit support to Class A-1 / A-2 / A-3 / A-4 / A-5 / A-AB

■	Loan Structural Features:

—	Amortization: 39.7% of the mortgage loans by Initial Pool Balance have scheduled amortization as follows:

–	23.3% of the mortgage loans by Initial Pool Balance have scheduled amortization following a partial interest only period with a balloon payment due at maturity

–	16.4% of the mortgage loans by Initial Pool Balance have scheduled amortization for the entire term with a balloon payment due at maturity or the anticipated repayment date, as applicable

—	Hard Lockboxes: 51.5% of the mortgage loans by Initial Pool Balance have a Hard Lockbox in place

—	Cash Traps: 95.5% of the mortgage loans by Initial Pool Balance have cash traps triggered by certain declines in cash flow, all at levels equal to or greater than a 1.02x coverage, that fund an excess cash flow reserve

—	Reserves: The mortgage loans require amounts to be escrowed for reserves as follows:

–	Real Estate Taxes: 19 mortgage loans representing 41.3% of the Initial Pool Balance

–	Insurance: 6 mortgage loans representing 14.8% of the Initial Pool Balance

–	Replacement Reserves (Including FF&E Reserves): 19 mortgage loans representing 43.6% of the Initial Pool Balance

–	Tenant Improvements / Leasing Commissions: 15 mortgage loans representing 41.5% of the portion of the Initial Pool Balance that is secured by office, retail, industrial and mixed use properties only

—	Predominantly Defeasance: 66.4% of the mortgage loans by Initial Pool Balance permit defeasance after an initial lockout period

■	Multiple-Asset Types > 5.0% of the Initial Pool Balance:

—	Office: 34.4% of the mortgaged properties by allocated Initial Pool Balance are office properties

—	Retail: 24.1% of the mortgaged properties by allocated Initial Pool Balance are retail properties (20.0% are anchored retail properties)

—	Industrial: 16.7% of the mortgaged properties by allocated Initial Pool Balance are industrial properties

—	Multifamily: 9.6% of the mortgaged properties by allocated Initial Pool Balance are multifamily properties

—	Ground Leased Land: 5.3% of the mortgaged properties by allocated Initial Pool Balance are ground leased land

■	Geographic Diversity: The 57 mortgaged properties are located throughout 24 states and Cuautitlán Izcalli, Mexico with only two states having greater than 10.0% of the allocated Initial Pool Balance: California (21.6%) and Pennsylvania (10.4%).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW

Mortgage Loan Seller

Mortgage Loan Seller	Mortgage Loans	Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Pool Balance
Goldman Sachs Mortgage Company	33	57	$810,709,783	100.0%
Total	33	57	$810,709,783	100.0%

Ten Largest Mortgage Loans

Mortgage Loan Name	Cut-off Date Balance	% of Initial Pool Balance	Property Type	Property Size SF / Pads / Units	Loan Purpose	UW NCF DSCR	UW NOI Debt Yield	Cut-off Date LTV Ratio
GSK North American HQ	$75,150,000	9.3%	Office	207,779	Acquisition	2.62x	11.1%	64.2%
1000 Wilshire	65,250,000	8.0	Office	477,774	Acquisition	4.55x	16.2%	33.0%
Aliso Creek Apartments	63,000,000	7.8	Multifamily	535	Refinance	4.16x	15.1%	34.9%
Commonwealth Centre	49,000,000	6.0	Office	316,081	Acquisition	2.90x	12.7%	50.2%
MOA Hotel Leased Fee Portfolio	43,336,000	5.3	Ground Leased Land	NAP	Refinance	1.43x	7.4%	63.4%
FXI Portfolio	43,000,000	5.3	Industrial	2,121,643	Acquisition	1.58x	11.1%	66.4%
U.S. Industrial Portfolio	41,800,000	5.2	Industrial	2,701,192	Acquisition	1.93x	9.6%	67.4%
Quality RV Resorts	35,000,000	4.3	Manufactured Housing	1,671	Acquisition	1.69x	10.8%	59.7%
Thorncreek Crossing	33,750,000	4.2	Retail	212,127	Acquisition	1.63x	10.5%	71.8%
SanTan Village Marketplace	33,475,000	4.1	Retail	285,581	Acquisition	2.88x	13.2%	63.4%
Top 10 Total / Wtd. Avg.	$482,761,000	59.5%				2.73x	12.1%	55.3%
Remaining Total / Wtd. Avg.	327,948,783	40.5				1.82x	10.7%	65.1%
Total / Wtd. Avg.	$810,709,783	100.0%				2.36x	11.5%	59.2%

Whole Loan Summary

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	% of Initial Pool Balance	Number of Pari Passu Companion Loans(1)	Pari Passu Companion Loan Cut-off Date Balance	Subordinate Companion Loan Cut- off Date Balance(1)	Whole Loan Cut-off Date Balance	Controlling Pooling & Servicing Agreement (“Controlling PSA”)	Master Servicer	Special Servicer
GSK North American HQ	$75,150,000	9.3%	1	$10,000,000	-	$85,150,000	GSMS 2018-GS10	Wells	Rialto
1000 Wilshire	65,250,000	8.0%	0	-	$63,125,000	$128,375,000	GSMS 2018-GS10	Wells	Rialto
Aliso Creek Apartments	63,000,000	7.8%	0	-	$58,500,000	$121,500,000	GSMS 2018-GS10	Wells	Rialto
FXI Portfolio	$43,000,000	5.3%	1	$28,560,000	-	$71,560,000	GSMS 2018-GS10	Wells	Rialto
U.S. Industrial Portfolio	$41,800,000	5.2%	1	$64,000,000	-	$105,800,000	GSMS 2018-GS9	Wells	Rialto
Quality RV Resorts	$35,000,000	4.3%	1	$26,210,000	-	$61,210,000	GSMS 2018-GS10	Wells	Rialto
Marina Heights State Farm	$27,500,000	3.4%	7	$532,500,000	-	$560,000,000	GSMS 2017-FARM	KeyBank	AEGON
Davenport Commons	$15,000,000	1.9%	1	$20,000,000	-	$35,000,000	(2)	(2)	(2)
Two Democracy	$9,958,034	1.2%	1	$14,937,050	-	$24,895,084	GSMS 2018-GS9	Wells	Rialto

(1)	Each companion loan is pari passu in right of payment to its related mortgage loan and senior in right of payment to any related subordinate companion loan.

(2)	The Davenport Commons mortgage loan has one pari passu companion loan with an outstanding principal balance of $20,000,000 held by GSMC and is expected to be contributed to one or more future securitization trusts. The Davenport Commons whole loan will initially be master serviced and, if necessary, specially serviced, by the master servicer and special servicer for this securitization. Upon the securitization of the note A-1 Davenport Commons companion loan held by GSMC, the Davenport Commons whole loan is expected to be serviced by the master servicer and, if necessary, the special servicer, under the pooling and servicing agreement for such securitization (which pooling and servicing agreement will then be the Controlling PSA for the Davenport Commons whole loan). Neither the master servicer nor the special servicer for such securitization has been identified.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Mortgage Loans with Existing Mezzanine Debt

Mortgage Loan Name	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Total Debt Cut-off Date Balance	Wtd. Avg. Cut-off Date Total Debt Interest Rate	Cut-off Date Mortgage Loan LTV Ratio	Cut-off Date Total Debt LTV Ratio	Cut-off Date Mortgage Loan UW NCF DSCR	Cut-off Date Total Debt UW NCF DSCR
1000 Wilshire	$65,250,000	$19,625,000	$148,000,000	4.4850%	33.0%	74.9%	4.55x	1.51x
Aliso Creek Apartments	$63,000,000	$20,000,000	$141,500,000	5.1490%	34.9%	78.4%	4.16x	1.27x

Previously Securitized Mortgaged Properties(1)

Mortgaged Property Name	City	State	Property Type	Cut-off Date Balance / Allocated Cut-off Date Balance	% of Initial Pool Balance	Previous Securitization
SanTan Village Marketplace	Gilbert	Arizona	Retail	$33,475,000	4.1%	WFCG 2015-BXRP
Two Democracy	Bethesda	Maryland	Office	$9,958,034	1.2%	JPMCC 2008-C2

(1)	The table above includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such mortgaged property was included in a securitization. Information under “Previous Securitization” represents the most recent such securitization with respect to each of those mortgaged properties. The information in the above table is based solely on information provided by the related borrower or obtained through searches of a third-party database, and has not otherwise been confirmed by the mortgage loan seller.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Property Types

Property Type / Detail	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Wtd. Avg. Underwritten NCF DSCR(2)	Wtd. Avg. Cut- off Date LTV Ratio(2)	Wtd. Avg. Debt Yield on Underwritten NOI(2)
Office	9	$279,006,849	34.4%	2.98x	53.2%	12.8%
General Suburban	8	213,756,849	26.4	2.50x	59.4%	11.7%
CBD	1	65,250,000	8.0	4.55x	33.0%	16.2%
Retail	13	$195,114,414	24.1%	1.89x	67.3%	10.8%
Anchored	9	161,764,414	20.0	1.93x	68.0%	10.9%
Shadow Anchored	3	24,150,000	3.0	1.45x	69.6%	9.7%
Single Tenant Retail	1	9,200,000	1.1	2.36x	50.0%	11.9%
Industrial	20	$135,357,573	16.7%	1.75x	67.0%	10.3%
Warehouse/Distribution	8	58,927,765	7.3	1.91x	65.3%	10.2%
Manufacturing	11	50,872,235	6.3	1.71x	66.8%	10.5%
Flex	1	25,557,573	3.2	1.48x	71.5%	10.1%
Multifamily	2	$77,700,000	9.6%	3.60x	40.2%	13.9%
Garden	1	63,000,000	7.8	4.16x	34.9%	15.1%
Townhomes	1	14,700,000	1.8	1.20x	62.8%	8.9%
Ground Leased Land	2	$43,336,000	5.3%	1.43x	63.4%	7.4%
Manufactured Housing – RV Park	8	$35,000,000	4.3%	1.69x	59.7%	10.8%
Mixed Use – Office/Retail	1	$24,400,000	3.0%	1.58x	64.4%	8.1%
Hospitality	2	$20,794,947	2.6%	1.89x	69.0%	13.7%
Limited Service	1	11,594,947	1.4	1.93x	69.8%	14.0%
Select Service	1	9,200,000	1.1	1.84x	68.0%	13.3%
Total / Wtd. Avg.	57	$810,709,783	100.0%	2.36x	59.2%	11.5%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Weighted average based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Geographic Distribution

Property Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance(1)	% of Initial Pool Balance(1)	Aggregate Appraised Value(2)	% of Total Appraised Value	Underwritten NOI(2)	% of Total Underwritten NOI
California	5	$175,507,573	21.65%	$448,675,000	17.1%	$25,026,693	14.7%
Pennsylvania	3	84,455,612	10.42	160,450,000	6.1	11,332,399	6.6
Texas	12	73,344,783	9.05	162,060,000	6.2	10,631,688	6.2
Colorado	3	69,000,000	8.51	100,400,000	3.8	6,571,944	3.9
Arizona	2	60,975,000	7.52	1,012,770,000	38.6	67,757,981	39.7
Minnesota	4	51,577,474	6.36	98,170,000	3.7	5,252,752	3.1
Virginia	1	49,000,000	6.04	97,700,000	3.7	6,204,149	3.6
Kentucky	2	35,624,815	4.39	50,601,000	1.9	3,998,111	2.3
Ohio	5	35,184,361	4.34	68,780,000	2.6	5,064,414	3.0
Tennessee	1	25,000,000	3.08	39,750,000	1.5	2,591,647	1.5
Nevada	1	21,500,000	2.65	30,500,000	1.2	2,574,779	1.5
Georgia	3	16,952,854	2.09	27,250,000	1.0	1,866,810	1.1
Iowa	1	15,000,000	1.85	51,000,000	1.9	3,135,818	1.8
Indiana	2	12,246,227	1.51	30,500,000	1.2	2,376,717	1.4
Maryland	1	9,958,034	1.23	65,900,000	2.5	3,675,838	2.2
Michigan	1	9,667,732	1.19	34,000,000	1.3	2,180,013	1.3
Arkansas	1	9,200,000	1.13	11,000,000	0.4	1,219,200	0.7
Utah	1	9,200,000	1.13	18,400,000	0.7	1,093,137	0.6
Oregon	1	8,779,067	1.08	21,070,000	0.8	1,450,306	0.8
Maine	1	7,524,000	0.93	11,600,000	0.4	846,562	0.5
Illinois	2	7,174,745	0.88	26,800,000	1.0	1,805,115	1.1
New Mexico	1	6,838,178	0.84	16,800,000	0.6	1,181,350	0.7
Washington	1	6,700,000	0.83	10,800,000	0.4	711,584	0.4
Mississippi	1	6,093,069	0.75	14,800,000	0.6	959,424	0.6
Mexico	1	4,206,260	0.52	12,433,000	0.5	1,132,858	0.7
Total	57	$810,709,783	100.00%	$2,622,209,000	100.0%	$170,641,290	100.0%

(1)	Calculated based on the mortgaged property’s allocated loan amount for mortgage loans secured by more than one mortgaged property.

(2)	Aggregate Appraised Values and Underwritten NOI reflect the aggregate values without any reduction for the pari passu companion loan(s).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Distribution of Cut-off Date Balances

Range of Cut-off Date Balances ($)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
6,150,000 - 10,000,000	10	$83,558,448	10.3%
10,000,001 - 20,000,000	7	94,494,947	11.7
20,000,001 - 30,000,000	6	149,895,388	18.5
30,000,001 - 40,000,000	3	102,225,000	12.6
40,000,001 - 50,000,000	4	177,136,000	21.8
50,000,001 - 70,000,000	2	128,250,000	15.8
70,000,001 - 75,150,000	1	75,150,000	9.3
Total	33	$810,709,783	100.0%

Distribution of Underwritten NCF DSCRs(1)

Range of UW NCF DSCR (x)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
1.20 - 1.30	3	$38,689,414	4.8%
1.31 - 1.40	1	10,850,000	1.3
1.41 - 1.50	4	93,293,573	11.5
1.51 - 1.60	3	73,550,000	9.1
1.61 - 1.70	4	102,211,815	12.6
1.71 - 2.00	7	115,481,947	14.2
2.01 - 3.00	8	220,883,034	27.2
3.01 - 4.55	3	155,750,000	19.2
Total	33	$810,709,783	100.0%
(1)	See footnotes (1) and (6) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Amortization Types(1)

Amortization Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	13	$461,411,000	56.9%
Interest Only, Then Amortizing(2)	10	189,124,000	23.3
Amortizing (30 Years)	8	122,716,749	15.1
Interest Only – ARD	1	27,500,000	3.4
Amortizing - ARD	1	9,958,034	1.2
Total	33	$810,709,783	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity date or anticipated repayment date, as applicable.

(2)	Original partial interest only periods range from 24 to 60 months.

Distribution of Lockboxes

Lockbox Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Hard	12	$417,418,034	51.5%
Springing	19	315,591,749	38.9
Soft	1	63,000,000	7.8
None	1	14,700,000	1.8
Total	33	$810,709,783	100.0%

Distribution of Cut-off Date LTV Ratios(1)

Range of Cut-off Date LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
33.0 - 40.0	3	$138,208,034	17.0%
40.1 - 50.0	2	18,200,000	2.2
50.1 - 60.0	3	111,500,000	13.8
60.1 - 65.0	11	262,535,000	32.4
65.1 - 70.0	7	141,131,947	17.4
70.1 - 75.0	7	139,134,803	17.2
Total	33	$810,709,783	100.0%
(1)	See footnotes (1) and (4) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Maturity Date/ARD LTV Ratios(1)

Range of Maturity Date/ARD LTV (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
30.1 - 40.0	4	$147,208,034	18.2%
40.1 - 50.0	1	9,200,000	1.1
50.1 - 55.0	4	110,294,947	13.6
55.1 - 60.0	8	121,545,803	15.0
60.1 - 65.0	15	380,661,000	47.0
65.1 - 67.4	1	41,800,000	5.2
Total	33	$810,709,783	100.0%
(1)	See footnotes (1), (3) and (5) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Loan Purpose

Loan Purpose	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Acquisition	23	$600,632,987	74.1%
Refinance	10	210,076,796	25.9
Total	33	$810,709,783	100.0%

Distribution of Mortgage Interest Rates

Range of Mortgage Interest Rates (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
3.377 - 3.750	3	$155,750,000	19.2%
3.751 - 4.500	4	170,025,000	21.0
4.501 - 4.750	9	196,769,388	24.3
4.751 - 5.000	8	156,000,000	19.2
5.001 - 5.250	7	112,520,361	13.9
5.251 - 5.392	2	19,645,034	2.4
Total	33	$810,709,783	100.0%

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COLLATERAL OVERVIEW (continued)

Distribution of Debt Yield on Underwritten NOI(1)

Range of Debt Yields on Underwritten NOI (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.4 - 8.0	1	$43,336,000	5.3%
8.1 - 9.0	4	63,089,414	7.8
9.1 - 10.0	4	77,050,000	9.5
10.1 - 12.0	16	376,069,388	46.4
12.1 - 14.0	5	112,956,947	13.9
14.1 - 16.2	3	138,208,034	17.0
Total	33	$810,709,783	100.0%
(1)	See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Debt Yield on Underwritten NCF(1)

Range of Debt Yields on Underwritten NCF (%)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
7.4 - 8.0	2	$67,736,000	8.4%
8.1 - 9.0	5	91,339,414	11.3
9.1 - 10.0	7	100,507,573	12.4
10.1 - 12.0	14	367,848,815	45.4
12.1 - 14.0	3	55,027,980	6.8
14.1 - 15.6	2	128,250,000	15.8
Total	33	$810,709,783	100.0%
(1)	See footnotes (1) and (7) to the table entitled “Mortgage Pool Characteristics” above.

Mortgage Loans with Original Partial Interest Only Periods

Original Partial Interest Only Period (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
24	2	$27,650,000	3.4%
36	2	$42,950,000	5.3%
60	6	$118,524,000	14.6%

Distribution of Original Terms to Maturity Date/ARD

Original Term to Maturity Date/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
60	1	$75,150,000	9.3%
84	1	65,250,000	8.0
120	31	670,309,783	82.7
Total	33	$810,709,783	100.0%

Distribution of Remaining Terms to Maturity Date/ARD

Range of Remaining Terms to Maturity Date/ARD (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
59	1	$75,150,000	9.3%
80	1	65,250,000	8.0
114 - 120	31	670,309,783	82.7
Total	33	$810,709,783	100.0%

Distribution of Original Amortization Terms(1)

Original Amortization Term (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	14	$488,911,000	60.3%
360(2)	19	321,798,783	39.7
Total	33	$810,709,783	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity or anticipated repayment date, as applicable.

(2)	See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Remaining Amortization Terms(1)

Range of Remaining Amortization Terms (months)	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Interest Only	14	$488,911,000	60.3%
356 - 360(2)	19	321,798,783	39.7
Total	33	$810,709,783	100.0%
(1)	All of the mortgage loans will have balloon payments at maturity or anticipated repayment date, as applicable.

(2)	See footnote (3) to the table entitled “Mortgage Pool Characteristics” above.

Distribution of Prepayment Provisions

Prepayment Provision	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Defeasance	23	$538,434,783	66.4%
Yield Maintenance	10	272,275,000	33.6
Total	33	$810,709,783	100.0%

Distribution of Escrow Types

Escrow Type	Number of Mortgage Loans	Cut-off Date Balance	% of Initial Pool Balance
Replacement Reserves(1)	19	$353,373,783	43.6%
Real Estate Tax	19	$335,073,783	41.3%
TI/LC(2)	15	$262,896,263	41.5%
Insurance	6	$119,588,520	14.8%
(1)	Includes mortgage loans with FF&E reserves.

(2)	Percentage of total office, retail, industrial and mixed use properties only.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SHORT TERM CERTIFICATE PRINCIPAL PAY DOWN SCHEDULE

Class A-2 Principal Pay Down(1)

Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
GSK North American HQ	Office	$75,150,000	9.3%	59	2.62x	11.1%	64.2%

Class A-3 Principal Pay Down(1)

Mortgage Loan Name	Property Type	Cut-off Date Balance	% of Initial Pool Balance	Remaining Loan Term	Underwritten NCF DSCR	Debt Yield on Underwritten NOI	Cut-off Date LTV Ratio
1000 Wilshire	Office	$65,250,000	8.0%	80	4.55x	16.2%	33.0%

(1)	The table above presents the mortgage loans whose balloon payments would be applied to pay down the principal balance of the Class A-2 and Class A-3 certificates, respectively, assuming a 0% CPR and applying the modeling assumptions described under “Yield and Maturity Considerations” in the Preliminary Prospectus, including the assumptions that (i) none of the mortgage loans in the pool experience prepayments, defaults or losses; (ii) there are no extensions of maturity dates or anticipated repayment date of any mortgage loans in the pool; and (iii) each mortgage loan in the pool is paid in full on its stated maturity date. Each class of certificates, including the Class A-2 and Class A-3 certificates, and the RR Interest evidences undivided ownership interests in the entire pool of mortgage loans. Debt service coverage ratio, debt yield and loan-to-value ratio information does not take into account subordinate debt (whether or not secured by the mortgaged property), if any, that is allowed under the terms of any mortgage loan. See Annex A-1 to the Preliminary Prospectus. See the footnotes to the table entitled “Mortgage Pool Characteristics” above.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW

Allocations Between the Pooled Certificates
and the Pooled RR Interest	The aggregate amount available for distributions to the holders of the pooled certificates and the owner of the pooled RR Interest (such owner, the “Pooled RR Interest Owner”) on each Distribution Date (net of specified expenses of the issuing entity, including fees payable to, and costs and expenses reimbursable to, the master servicer, the special servicers, the certificate administrator, the trustee, the operating advisor and the asset representations reviewer) will be allocated to (a) the pooled RR Interest, in an amount equal to the product of such amount multiplied by approximately 3.53% (the “RRI Percentage”) and (b) the pooled certificates, in an amount equal to the product of such amount multiplied by approximately 96.47% (the “Non-RRI Percentage”), in each case such percentages being referred to in this Term Sheet as their respective “pooled percentage allocation entitlement”.

Distributions	On each Distribution Date, funds available for distribution to the pooled certificates (net of Excess Interest, yield maintenance charges and prepayment premiums) will be distributed in the following amounts and order of priority (in each case to the extent of remaining available funds allocated to the certificates):

1.	Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A and Class X-B certificates: to interest on the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A and Class X-B certificates, up to an amount equal to, and pro rata in accordance with, the interest entitlements for those classes.

2

Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates: to the extent of funds allocated to principal, (i) to the Class A-AB certificates until their certificate balance is reduced to the Class A-AB scheduled principal balance set forth in Annex E to the Preliminary Prospectus for the relevant Distribution Date, then (ii) to the Class A-1 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the certificates remaining after the distributions to Class A-AB in clause (i) above, then (iii) to the Class A-2 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the certificates remaining after the distributions to Class A-1 in clause (ii) above, then (iv) to the Class A-3 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the certificates remaining after the distributions to Class A-2 in clause (iii) above, then (v) to the Class A-4 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the certificates remaining after the distributions to Class A-3 in clause (iv) above, then (vi) to the Class A-5 certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the certificates remaining after the distributions to Class A-4 in clause (v) above, and then (vii) to the Class A-AB certificates until their certificate balance is reduced to zero, all funds available for distribution of principal to the certificates remaining after the distributions to Class A-5 in clause (vi) above.

However, if the certificate balances of each class of certificates other than the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates have been reduced to zero as a result of the allocation of mortgage loan losses to those certificates, funds available for distributions of principal to the certificates will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, pro rata, based on their respective certificate balances (and without regard to the Class A-AB scheduled principal balance).

3.	Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates: first, to reimburse the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, pro rata, for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by those classes, and second, interest on that amount at the pass-through rate for such class.

4.	Class A-S certificates: (i) first, to interest on the Class A-S certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates), to principal on the Class A-S certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class A-S certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

5.	Class B certificates: (i) first, to interest on the Class B certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, and Class A-S certificates), to principal on the Class B certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class B certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Distributions (continued)
	6.	Class C certificates: (i) first, to interest on the Class C certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S and Class B certificates), to principal on the Class C certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class C certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

7.	Class D and Class X-D certificates: (i) first, to interest on the Class D and Class X-D certificates, in the amount of, and pro rata in accordance with, their respective interest entitlements; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B and Class C certificates), to principal on the Class D certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class D certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

8.	Class E certificates: (i) first, to interest on the Class E certificates up to its interest entitlement; (ii) next, to the extent of funds allocated to principal remaining after distributions in respect of principal to each class of certificates with a higher priority (in this case, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C and Class D certificates), to principal on the Class E certificates until their certificate balance is reduced to zero; and (iii) next, to reimburse the Class E certificates for any previously unreimbursed losses on the mortgage loans allocable to principal that were previously borne by that class, together with interest at its pass-through rate.

9.	After Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class C, Class D, Class X-D and Class E certificates are paid all amounts to which they are entitled, the remaining funds available for distribution to the certificates will be used to pay interest and principal and to reimburse any unreimbursed losses to the Class F, Class G-RR and Class H-RR certificates, sequentially, in that order in a manner analogous to the Class E certificates, until the certificate balance of each such class is reduced to zero.

The holders of the loan-specific certificates and the owner of the 1000 Wilshire RR Interest (such owner, the “1000 Wilshire RR Interest Owner”) will only be entitled to distributions from amounts paid or advanced on and allocated to the trust subordinate companion loan in accordance with the co-lender agreement relating to the 1000 Wilshire whole loan and no class of pooled certificates will be entitled to distributions paid or advanced on and allocable to the trust subordinate companion loan.

Realized Losses	The certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G-RR and Class H-RR certificates will each be reduced without distribution on any Distribution Date as a write off to the extent of any loss realized on the mortgage loans allocated to such class of certificates on such Distribution Date. On each Distribution Date, the pooled Non-RRI Percentage of any such loss realized on the mortgage loans will be applied to such classes of certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class H-RR certificates; then, to the Class G-RR certificates; then, to the Class F certificates, then, to the Class E certificates; then, to the Class D certificates; then, to the Class C certificates; then, to the Class B certificates; then, to the Class A-S certificates, and, finally pro rata, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-AB certificates, based on their then current respective certificate balances. The notional amount of each class of Class X certificates will be reduced to reflect reductions in the certificate balances of the Related Class X class resulting from allocations of losses realized on the mortgage loans.

The certificate balances of the Class WLS-A, Class WLS-B, Class WLS-C, Class WLS-D and Class WLS-E certificates will each be reduced without distribution on any Distribution Date as a write off to the extent of any loss realized on the trust subordinate companion loan allocated to such class of certificates on such Distribution Date. On each Distribution Date, the 1000 Wilshire non-RRI percentage of any such loss realized on the trust subordinate companion loan will be applied to such classes of certificates in the following order, in each case until the related certificate balance is reduced to zero: first, to the Class WLS-E certificates, then, to the Class WLS-D certificates, then, to the Class WLS-C, second to the Class WLS-B and, finally, to the Class WLS-A certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Prepayment Premiums
and Yield Maintenance

Charges	On each Distribution Date, the pooled RRI Percentage of any yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed to the Pooled RR Interest Owner. On each Distribution Date, the pooled Non-RRI Percentage of any yield maintenance charge collected on the mortgage loans during the applicable one-month period ending on the related Determination Date is required to be distributed as follows: (1) first such yield maintenance charge will be allocated between (x) the group (the “YM Group A”) of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A and Class A-S certificates, and (y) the group (the “YM Group B” and together with the YM Group A, the “YM Groups”) of the Class X-B, Class B, Class C, Class D and Class E certificates, pro rata, based upon the aggregate amount of principal distributed to the classes of certificates (other than the Class X certificates) in each YM group on such Distribution Date, and (2) then the portion of such yield maintenance charge allocated to each YM Group will be further allocated as among the classes of certificates in such YM Group in the following manner: (A) each class of certificates (other than the Class X certificates) in such YM Group will entitle the applicable certificateholders to receive on the applicable Distribution Date that portion of such yield maintenance charge equal to the product of (x) a fraction whose numerator is the amount of principal distributed to such class of certificates on such Distribution Date and whose denominator is the total amount of principal distributed to all of the certificates (other than the Class X certificates) in that YM Group on such Distribution Date, (y) the Base Interest Fraction for the related principal prepayment and such class of certificates, and (z) the aggregate amount of such yield maintenance charge allocated to such YM Group and (B) the amount of such yield maintenance charge allocated to such YM Group and remaining after such distributions will be distributed to the Class X certificates in such YM Group. If there is more than one class of certificates (other than the Class X certificates) in either YM Group entitled to distributions of principal on any particular Distribution Date on which yield maintenance charges are distributable to such classes of certificates, the aggregate amount of such yield maintenance charges will be allocated among all such classes of certificates (other than the Class X certificates) up to, and on a pro rata basis in accordance with, their respective entitlements in those yield maintenance charges in accordance with the second sentence of this paragraph.

Yield maintenance charges received in respect of the trust subordinate companion loan will be distributed to the loan-specific certificates and the 1000 Wilshire RR Interest, and will not be allocated to the other classes of pooled certificates.

The “Base Interest Fraction” with respect to any principal prepayment on any mortgage loan and with respect to any class of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates is a fraction (a) whose numerator is the amount, if any, by which (i) the pass-through rate on such class of certificates exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment and (b) whose denominator is the amount, if any, by which (i) the mortgage loan rate on such mortgage loan exceeds (ii) the discount rate used in accordance with the related loan documents in calculating the yield maintenance charge with respect to such principal prepayment; provided, however, that under no circumstances will the Base Interest Fraction be greater than one. If such discount rate is greater than or equal to the lesser of (x) the mortgage loan rate on the prepaid mortgage loan and (y) the pass-through rate described in the preceding sentence, then the Base Interest Fraction will equal zero; provided, however, if such discount rate is greater than or equal to the mortgage loan rate, but less than the pass-through rate, the Base Interest Fraction will be one.

If a prepayment premium is imposed in connection with a prepayment rather than a yield maintenance charge, then the prepayment premium so collected will be allocated as described above. For this purpose, the discount rate used to calculate the Base Interest Fraction will be the discount rate used to determine the yield maintenance charge for mortgage loans that require payment at the greater of a yield maintenance charge or a minimum amount equal to a fixed percentage of the principal balance of the mortgage loan or, for mortgage loans that only have a prepayment premium based on a fixed percentage of the principal balance of the mortgage loan, such other discount rate as may be specified in the related loan documents.

No prepayment premiums or yield maintenance charges will be distributed to holders of the Class X-D, Class F, Class G-RR, Class H-RR, Class S or Class R certificates. Instead, after the notional amounts of the Class X-A and Class X-B certificates and the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class A-S, Class B, Class C, Class D and Class E certificates have been reduced to zero, all prepayment premiums and yield maintenance charges allocated to the pooled certificateholders will be distributed to holders of the Class X-B certificates. For a description of prepayment premiums and yield maintenance charges required on the mortgage loans, see Annex A to the Preliminary Prospectus. See also “Certain Legal Aspects of Mortgage Loans” in the Preliminary Prospectus. Prepayment premiums and yield maintenance charges will be distributed on any Distribution Date only to the extent they are received in respect of the mortgage loans as of the related Determination Date. See also “Description of the Certificates—Allocation of Yield Maintenance Charges and Prepayment Premiums” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Non-Serviced Loans	The U.S. Industrial Portfolio, Marina Heights State Farm and Two Democracy mortgage loans are referred to in this Term Sheet as “non-serviced loans”. The Davenport Commons mortgage loan will become a “non-serviced loan” upon the securitization of the Davenport Commons controlling companion loan. The non-serviced loans and related companion loans are being, or are expected to be, serviced and administered in accordance with, and all decisions, consents, waivers, approvals and other actions on the part of the holders of the non-serviced loans and the related companion loans will be, or are expected to be, effected in accordance with, the related Controlling PSA set forth under the “Whole Loan Summary” table above and the related co-lender agreement. Consequently, the servicing provisions set forth in this Term Sheet will generally not be applicable to the non-serviced loans, but instead such servicing and administration of the non-serviced loans will be governed by the related Controlling PSA and the related co-lender agreements. The Controlling PSA provides for servicing in a manner acceptable for rated transactions similar in nature to this securitization. The non-serviced loans are discussed further under “—Whole Loans” below.

Advances	The master servicer and, if it fails to do so, the trustee, will be obligated to make P&I advances with respect to each mortgage loan and, with respect to each serviced mortgage loan and serviced whole loan, servicing advances, including paying delinquent property taxes, condominium assessments, insurance premiums and ground lease rents, but only to the extent that those advances are not deemed non-recoverable from collections on the related serviced mortgage loan (or, if applicable, serviced whole loan) and, in the case of P&I advances, subject to reduction in connection with any appraisal reduction amounts that may occur. Notwithstanding the foregoing, servicing advances for the non-serviced loans will be made by the parties of, and pursuant to, the applicable Controlling PSA (as discussed under “—Whole Loans” below).

A “serviced mortgage loan” is any mortgage loan other than a non-serviced mortgage loan.

Appraisal Reduction

Amounts	An appraisal reduction amount generally will be created with respect to a required appraisal loan (which is a serviced mortgage loan or serviced whole loan) as to which certain defaults, modifications or insolvency events have occurred (as further described in the Preliminary Prospectus) in the amount, if any, by which the principal balance of such required appraisal loan, plus other amounts overdue or advanced in connection with such required appraisal loan, exceeds 90% of the appraised value of the related mortgaged property plus certain escrows and reserves (including letters of credit) held with respect to such required appraisal loan. In general, any appraisal reduction amount calculated with respect to a whole loan will be allocated, first, to any related subordinate companion loan, up to its outstanding principal balance, and then, to the related mortgage loan and pari passu companion loan(s) on a pro rata basis in accordance with their respective outstanding principal balances. In the case of any non-serviced loan, any appraisal reduction amounts will be calculated pursuant to, and by a party to, the related Controlling PSA (as discussed under “—Whole Loans” below). As a result of an appraisal reduction amount being calculated for and/or allocated to a given mortgage loan, the interest portion of any P&I advance for such mortgage loan that would otherwise be allocable to the pooled certificates will be reduced, which will have the effect of reducing the amount of interest available for distribution to the most subordinate class(es) of pooled certificates (exclusive of the Class S and Class R certificates) then outstanding (i.e., first, to the Class H-RR certificates, then to the Class G-RR certificates, then to the Class F certificates, then to the Class E certificates, then, pro rata based on interest entitlements, to the Class D and Class X-D certificates, then to the Class C certificates, then to the Class B certificates, then to the Class A-S certificates, and then, pro rata based on interest entitlements, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A and Class X-B certificates). In general, a mortgage loan (or whole loan, if applicable) serviced under the pooling and servicing agreement for this transaction will cease to be a required appraisal loan, and no longer be subject to an appraisal reduction amount, when the same has ceased to be a specially serviced loan (if applicable), has been brought current for at least three consecutive months and no other circumstances exist that would cause such mortgage loan (or whole loan, if applicable) to be a required appraisal loan.

At any time an Appraisal is ordered with respect to a property that would result in appraisal reduction amount with respect to a serviced mortgage loan or serviced whole loan, if applicable, that would result in a change in the controlling class, certain certificateholders will have a right to request a new appraisal as described in the Preliminary Prospectus.

Age of Appraisals	Appraisals (which can be an update of a prior appraisal) ordered under the pooling and servicing agreement for this transaction with respect to a mortgaged property are required to be no older than 9 months for purposes of determining appraisal reductions (other than the annual re-appraisal), market value, and other calculations as described in the Preliminary Prospectus.

Sale of Defaulted Loans	There will be no “Fair Market Value Purchase Option,” instead defaulted loans will be sold in a process similar to the sale process for REO property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Cleanup Call	On any distribution date on which the aggregate unpaid principal balance of the mortgage loans remaining in the issuing entity is less than 1% of the aggregate principal balance of the pool of mortgage loans as of the Cut-off Date, certain specified persons will have the option to purchase all of the remaining mortgage loans (and all property or the issuing entity’s interest therein acquired through exercise of remedies in respect of any mortgage loan) at the price specified in the Preliminary Prospectus. Exercise of the option will terminate the issuing entity and retire the then outstanding certificates.

If the aggregate certificate balances and notional amounts of all certificates senior to the Class G-RR certificates have been reduced to zero, if the master servicer has received the payment specified in the pooling and servicing agreement from the holder (or holders acting unanimously) of the remaining certificates and the RR Interests, the issuing entity could also be terminated in connection with an exchange of all the then-outstanding certificates (excluding the Class S and Class R certificates) and the RR Interests for the mortgage loans and each REO property remaining in the issuing entity.

Directing Holder /

Controlling Class

Representative	The “Directing Holder” will be

(a) with respect to any serviced mortgage loan (other than the 1000 Wilshire and Aliso Creek Apartments mortgage loans) and any related serviced companion loan, the Controlling Class Representative,

(b) with respect to the 1000 Wilshire whole loan, (i) until the outstanding principal balance of the 1000 Wilshire subordinate companion loan (taking into account any appraisal reduction amounts or realized losses allocated to the 1000 Wilshire subordinate companion loan) is less than 25% of the initial principal balance of the 1000 Wilshire subordinate companion loan less any principal payment allocated to and received by the holder (a “1000 Wilshire Control Termination Event”), the holder of the 1000 Wilshire subordinate companion loan and (ii) during the continuance of a 1000 Wilshire Control Termination Event, the Controlling Class Representative, and

(c) with respect to the Aliso Creek Apartments whole loan, (i) for so long as the outstanding principal balance of the related subordinate companion loan (as notionally reduced by any appraisal reduction amounts or realized losses allocated to such subordinate companion loan) is less than 25% of the initial principal balance of such subordinate companion loan (as reduced by principal payments on such subordinate companion loan) (collectively, the “Aliso Creek Apartments Control Appraisal Period”), the Controlling Class Representative, and (ii) at all other times, the holder of such subordinate companion loan.

(d) with respect to the Davenport Commons whole loan, (i) until the securitization of the Davenport Commons controlling companion loan, the holder of the Davenport Commons controlling companion loan, and (ii) upon the securitization of the Davenport Commons controlling companion loan, the controlling class representative or other directing holder (or equivalent) under such securitization.

The “Controlling Class Representative” will be the controlling class certificateholder (or its representative) selected by a majority of the voting rights of the controlling class (by certificate principal balance). The controlling class is the most subordinate class of the Class G-RR and Class H-RR certificates that has an outstanding certificate balance as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is equal to or greater than 25% of the initial certificate balance of that class of certificates. At any time when Class G-RR is the controlling class, the majority controlling class certificateholder may elect under certain circumstances to opt-out from its rights under the pooling and servicing agreement. See “The Pooling and Servicing Agreement—The Directing Holder” in the Preliminary Prospectus. No other class of certificates will be eligible to act as the controlling class or appoint a Controlling Class Representative.

It is anticipated that RREF III-D AIV RR, LLC (or another affiliate of Rialto Capital Advisors, LLC) is expected to purchase the Class G-RR, Class H-RR and Class S certificates (and may purchase certain other classes of certificates), and, on the Closing Date, is expected to appoint itself (or its affiliate) to be the initial Controlling Class Representative.

The initial Directing Holder for the 1000 Wilshire Whole Loan is anticipated to be the majority holder of the Class WLS-E certificates.

The initial Directing Holder for the Aliso Creek Apartments Whole Loan is anticipated to be Shinhan Financial Group, which is anticipated to be the holder of the related subordinate companion loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Control/Consultation
Rights	The Directing Holder will have consultation and approval rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) for so long as no Control Termination Event exists.

A “Control Termination Event” will occur (a) with respect to any serviced mortgage loan (other than the 1000 Wilshire mortgage loan, the Aliso Creek Apartments mortgage loan and the Davenport Commons mortgage loan) and any related serviced companion loan, when the Class G-RR certificates have an outstanding certificate balance, as notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to such class, that is less than 25% of the initial certificate balance of that class of certificates, (b) with respect to the 1000 Wilshire mortgage loan, when both the event described in clause (a) above occurs and a 1000 Wilshire Control Termination Event has occurred, and (c) with respect to the Aliso Creek Apartments mortgage loan, when both the event described in clause (a) above occurs and an Aliso Creek Apartments Control Appraisal Period has occurred and in continuing.

So long as a Control Termination Event does not exist, the Directing Holder will be entitled to direct the special servicers to take, or refrain from taking, certain actions that would constitute major decisions with respect to a serviced mortgage loan (other than the 1000 Wilshire mortgage loan, the Aliso Creek Apartments mortgage loan and the Davenport Commons mortgage loan) and any related serviced companion loan, and will also have the right to notice and to consent to certain material actions that would constitute major decisions that the master servicer or the special servicers plan on taking with respect to a serviced mortgage loan (other than the 1000 Wilshire mortgage loan, the Aliso Creek Apartments mortgage loan and the Davenport Commons mortgage loan) and any related serviced companion loan, subject to the servicing standard and other restrictions as described in the Preliminary Prospectus.

No Control Termination Event may occur with respect to the controlling holder related to the Davenport Commons whole loan and the term Control Termination Event will not be applicable to the controlling holder related to Davenport Commons whole loan.

A “Consultation Termination Event” will occur (a) with respect to any serviced mortgage loan (other than the Davenport Commons mortgage loan) and any related serviced companion loan, when the Class G-RR certificates have an outstanding certificate balance, without regard to the application of any appraisal reductions amounts, that is less than 25% of the initial certificate balance of that class of certificates, (b) with respect to the 1000 Wilshire mortgage loan, when both the event described in clause (a) above occurs and a 1000 Wilshire Control Termination Event has occurred, and (c) with respect to the Aliso Creek Apartments mortgage loan, when both the event described in clause (a) above occurs and an Aliso Creek Apartments Control Appraisal Period has occurred and in continuing.

No Consultation Termination Event may occur with respect to the controlling holder related to the Davenport Commons whole loan and the term Consultation Termination Event will not be applicable to the controlling holder related to Davenport Commons whole loan.

Notwithstanding the foregoing, with respect to the non-serviced whole loans, so long as a Consultation Termination Event does not exist, the issuing entity will have consultation rights with respect to certain major decisions (including with respect to assumptions, waivers, loan modifications and workouts) regarding the non-serviced whole loans and the Controlling Class Representative will be entitled to exercise such consultation rights pursuant to the terms of the related intercreditor agreement, and as described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

Risk Retention

Consultation Parties	The pooled risk retention consultation party and the 1000 Wilshire risk retention party will be appointed by the Pooled RR Interest Owner and the 1000 Wilshire RR Interest Owner, respectively. Except with respect to an excluded loan as to such parties, the pooled risk retention consultation party and the 1000 Wilshire risk retention party will be entitled to consult with the applicable special servicer with respect to certain material servicing actions proposed by such special servicer.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans	Each pari passu companion loan described below in this section “Whole Loans” is referred to in this Term Sheet as a “pari passu companion loan” and a “companion loan” and the subordinate companion loans described in this section “Whole Loans” is referred to in this Term Sheet as a “subordinate companion loan” and a “companion loan”. Each whole loan or companion loan below in this section “Whole Loans” is also referred to as a “serviced whole loan” or “serviced companion loan” at any time that the Controlling PSA is the GSMS 2018-GS10 pooling and servicing agreement (referred to as the “GSMS 2018-GS10 PSA” in this Term Sheet) and as a “non-serviced whole loan” or “non-serviced companion loan” at any time that the Controlling PSA is not the GSMS 2018-GS10 PSA. See “Whole Loan Summary” table above. Each mortgage loan and the related pari passu companion loans are pari passu in right of payment to each other to the extent described under “Description of the Mortgage Pool—The Whole Loans” in the Preliminary Prospectus.

GSK North American HQ	Note	Control	Original Balance	Note Holder
	A-1	Yes	$75,150,000	GSMS 2018-GS10
	A-2	No	10,000,000	GSMC(1)
Total			$85,150,000

(1)	Held by GSMC and anticipated to be contributed to one or more future securitization trusts.

1000 Wilshire	Note	Control	Original Balance	Note Holder
	A-1	No	$65,250,000	(1)
	B-1	Yes	$63,125,000	(2)
Total			$128,375,000

(1)	Held by GSMS 2018-GS10 “pooled certificates”.
(2)	Held by GSMS 2018-GS10 “loan specific certificates”.

Aliso Creek Apartments	Note	Control	Original Balance	Note Holder
	A-1	No	$63,000,000	GSMS 2018-GS10
	B-1	Yes	$58,500,000	(1)
Total			$121,500,000

(1)	Held by Shinhan AIM Real Estate Fund No. 4.

FXI Portfolio	Note	Control	Original Balance	Note Holder
	A-1	Yes	$43,000,000	GSMS 2018-GS10
	A-2	No	28,560,000	GSMC(1)
Total			$71,560,000

(1)	Held by GSMC and anticipated to be contributed to one or more future securitization trusts.

U.S. Industrial Portfolio	Note	Control	Original Balance	Note Holder
	A-1	Yes	$64,000,000	GSMS 2018-GS9
	A-2	No	41,800,000	GSMS 2018-GS10
Total			$105,800,000

Quality RV Resorts	Note	Control	Original Balance	Note Holder
	A-1	Yes	$35,000,000	GSMS 2018-GS10
	A-2	No	26,210,000	GSMC(1)
Total			$61,210,000

(1)	Held by GSMC and anticipated to be contributed to one or more future securitization trusts.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Whole Loans (cont’d):

Marina Heights State Farm	Note	Control	Original Balance	Note Holder
	A-1-S	Yes	$264,000,000	GSMS 2017-FARM
	A-1-C1	No	72,500,000	GSMS 2018-GS9
	A-1-C2	No	27,500,000	GSMS 2018-GS10
	A-2-C1	No	45,000,000	Benchmark 2018-B3
	A-2-C2	No	60,000,000	Benchmark 2018-B4(1)
	A-2-C3	No	50,000,000	JPMDB 2018-C8
	A-2-C4	No	20,000,000	Benchmark 2018-B2
	A-2-C5	No	21,000,000	Benchmark 2018-B2
Total			$560,000,000

(1)	Note A-2-C2 is currently held by DBNY and is expected to be contributed to the Benchmark 2018-B4 securitization transaction.

Davenport Commons	Note	Control	Original Balance	Note Holder
	A-1	Yes	$20,000,000	GSMC(1)
	A-2	No	15,000,000	GSMS 2018-GS10
Total			$35,000,000

(1)	Held by GSMC and anticipated to be contributed to one or more future securitization trusts.

Two Democracy	Note	Control	Original Balance	Note Holder
	A-1	Yes	$15,000,000	GSMS 2018-GS9
	A-2	No	10,000,000	GSMS 2018-GS10
Total			$25,000,000

Servicing Standard	Each of the serviced mortgage loans and serviced whole loans will be serviced by the master servicer and the applicable special servicer pursuant to the terms of the GSMS 2018-GS10 PSA. In all circumstances, each of the master servicer and the applicable special servicer is obligated to act in the best interests of the certificateholders and the RR Interest Owners (and, in the case of a serviced whole loan, the holder(s) of the related serviced companion loan(s)) as a collective whole as if such certificateholders and the RR Interest Owners (and, if applicable, such companion loan holder) constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)). The applicable special servicer is required to determine the effect on net present value of various courses of action (including workout or foreclosure), using the Calculation Rate as the discount rate, and pursue the course of action that it determines would maximize recovery on a net present value basis.

“Calculation Rate” means:

(a)	for principal and interest payments on a mortgage loan or proceeds from the sale of a defaulted loan, the highest of (i) the rate determined by the master servicer or the applicable special servicer, as applicable, that approximates the market rate that would be obtainable by borrowers on similar debt of the borrowers as of such date of determination, (ii) the mortgage loan rate and (iii) the yield on 10-year US treasuries; and

(b)	for all other cash flows, including property cash flow, the “discount rate” set forth in the most recent appraisal (or update of such appraisal).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Termination of

Special Servicer	Except as limited by certain conditions described in the Preliminary Prospectus, prior to the occurrence and continuance of a Control Termination Event, the Directing Holder may replace the applicable special servicer, with or without cause, at any time. After the occurrence and during the continuance of a Control Termination Event, the holders of at least 25% of the voting rights of the certificates (other than the Class S and Class R certificates) may request a vote to replace the applicable special servicer (other than with respect to the non-serviced whole loan). The subsequent vote may result in the termination and replacement of such special servicer if, within 180 days of the initial request for that vote, the holders of (a) at least 75% of a Quorum, or (b) more than 50% of the voting rights of each Class of Non-Reduced Interests vote affirmatively to so replace such special servicer. A “Quorum” means, in connection with any solicitation of votes in connection with the replacement of a special servicer as described above or the asset representations reviewer as described below, the holders of voting rights evidencing at least 75% of the aggregate voting rights (taking into account the application of realized losses and, other than with respect to the termination of the asset representations reviewer, the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) of the principal balance certificates.

If at any time the operating advisor determines, in its sole discretion exercised in good faith, that (1) a special servicer is not performing its duties as required under the pooling and servicing agreement or is otherwise not acting in accordance with the servicing standard, and (2) the replacement of such special servicer would be in the best interest of the certificateholders and the RR Interest Owners as a collective whole, the operating advisor will be have the right to recommend the replacement of such special servicer. The operating advisor’s recommendation to replace a special servicer must be confirmed within 180 days of after the notice is posted to the certificate administrator’s website by an affirmative vote of holders of voting rights evidencing at least a majority of a quorum (which, for this purpose is the holders that (i) evidence at least 20% of the voting rights (taking into account the application of any appraisal reduction amounts to notionally reduce the respective certificate balances) of all certificates (other than the Class X, Class S and Class R certificates) on an aggregate basis, and (ii) consist of at least 3 certificateholders or certificate owners that are not affiliated with each other).

If a special servicer obtains knowledge that it has become a “borrower party” (as described in the Preliminary Prospectus) with respect to a mortgage loan or whole loan, such special servicer will not be permitted to act as special servicer with respect to that mortgage loan or whole loan. Subject to certain limitations described in the Preliminary Prospectus, the applicable Directing Holder (so long as it is not itself a borrower party and so long as no Control Termination Event has occurred and is continuing) will be entitled to appoint a replacement special servicer for that mortgage loan or whole loan. If the Directing Holder is precluded from appointing a replacement special servicer, a replacement special servicer will be appointed in the manner specified in the pooling and servicing agreement for this transaction.

The foregoing rights with respect to the 1000 Wilshire whole loan will only include holders of the loan-specific certificates and only apply with respect to replacement of the applicable special servicer after a 1000 Wilshire Control Termination Event as further described in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Servicing Compensation	Modification Fees: With respect to the serviced mortgage loans and serviced whole loan certain fees resulting from modifications, amendments, waivers or other changes to the terms of the loan documents, as more fully described in the Preliminary Prospectus, will be used to offset expenses on the related serviced mortgage loan (i.e. reimburse the trust for certain expenses including unreimbursed advances and interest on unreimbursed advances previously incurred (other than special servicing fees, workout fees and liquidation fees) on the related serviced mortgage loan but not yet reimbursed to the trust or servicers) or to pay expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding, in each case unless as part of the written modification the related borrower is required to pay these amounts on a going forward basis or in the future. Any excess modification fees not so applied to offset expenses will be available as compensation to the master servicer and/or special servicers. Within any prior 12 month period, all excess modification fees earned by the master servicer or by a special servicer (after taking into account the offset described below applied during such 12-month period) with respect to any serviced mortgage loan will be subject to a cap equal to the greater of (i) 1% of the outstanding certificate balance of such mortgage loan after giving effect to such transaction and (ii) $25,000.

All excess modification fees earned by the special servicers will be required to offset any future workout fees or liquidation fees payable with respect to the related serviced mortgage loan or related REO property; provided, that if the serviced mortgage loan ceases being a corrected loan, and is subject to a subsequent modification, any excess modification fees earned by the applicable special servicer prior to such serviced mortgage loan ceasing to be a corrected loan will no longer be offset against future liquidation fees and workout fees unless such serviced mortgage loan ceased to be a corrected loan within 18 months of it becoming a modified mortgage loan (or modified whole loan, if applicable).

Penalty Fees: All late fees and default interest will first be used to reimburse certain expenses previously incurred with respect to the related serviced mortgage loan (other than special servicing fees, workout fees and liquidation fees) but not yet reimbursed to the trust, the master servicer or a special servicer or to pay certain expenses (other than special servicing fees, workout fees and liquidation fees) that are still outstanding on the related serviced mortgage loan, and any excess received with respect to a serviced mortgage loan will be paid to the master servicer (for penalty fees accrued while a non-specially serviced loan) and the applicable special servicer (for penalty fees accrued while a specially serviced loan). To the extent any amounts reimbursed out of penalty charges are subsequently recovered on a related serviced mortgage loan, they will be paid to the master servicer or special servicer who would have been entitled to the related penalty charges that were previously used to reimburse such expense.

Liquidation / Workout Fees: Liquidation fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a liquidation fee of $1,000,000, for each serviced mortgage loan that is a specially serviced loan and any REO property and, in certain circumstances, each serviced mortgage loan that is not a specially serviced mortgage loan, subject in any case to a minimum liquidation fee of $25,000. For any serviced mortgage loan that is a corrected loan, workout fees will be calculated at the lesser of (a) 1.0% and (b) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date; or in any case such higher rate as would result in a workout fee of $25,000 when applied to each expected payment of principal and interest (other than default interest) on the related serviced mortgage loan from the date such serviced mortgage loan becomes a corrected loan through and including the then related maturity date.

Notwithstanding the foregoing, in connection with a maturity default, no liquidation or workout fee will be payable in connection with a payoff or refinancing of the related serviced mortgage loan within 90 days of the maturity default.

Operating Advisor	The operating advisor will have access to any final asset status report and information available with respect to the transaction on the certificate administrator’s website and will have certain monitoring responsibilities on behalf of the entire issuing entity. After the occurrence and during the continuance of an Operating Advisor Consultation Event, the operating advisor will be entitled to consult with the applicable special servicer with respect to certain major decisions on behalf of the issuing entity and in the best interest of, and for the benefit of, the certificateholders and the RR Interest Owners and, in the case of a serviced whole loan, the related companion loan holder(s), as a collective whole, as if those certificateholders and the RR Interest Owners and, if applicable, such companion loan holder(s), constituted a single lender (taking into account the pari passu or subordinate nature of any related companion loan(s)).

The operating advisor will be subject to termination without cause if the holders of at least 15% of the voting rights of Non-Reduced Interests vote to terminate and replace the operating advisor and such vote is approved by the holders of more than 50% of the voting rights of Non-Reduced Interests that exercise their right to vote, provided that the holders of at least 50% of the voting rights of Non-Reduced Interests have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

An “Operating Advisor Consultation Event” will occur when either (i) the aggregate certificate balance of the HRR Certificates (taking into account the application of any appraisal reduction amounts to notionally reduce the certificate balance of any class of the HRR Certificates) is 25% or less of the initial aggregate Certificate Balance of the HRR Certificates or (ii) a control termination event has occurred and is continuing.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

STRUCTURAL OVERVIEW (continued)

Asset Representations

Reviewer	The asset representations reviewer will be required to review certain delinquent mortgage loans after a specified delinquency threshold has been exceeded and the required percentage of certificateholders vote to direct a review of such delinquent mortgage loans. The specified delinquency threshold will occur when either (1) mortgage loans with an aggregate outstanding principal balance of 25% or more of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period are delinquent loans or (2) at least 15 mortgage loans are delinquent loans as of the end of the applicable collection period and the outstanding certificate balance of such delinquent loans in the aggregate constitutes at least 20% of the aggregate outstanding principal balance of all of the mortgage loans (including any REO loans (or a portion of any REO loan in the case of a whole loan)) held by the issuing entity as of the end of the applicable collection period. The asset representations reviewer may be terminated and replaced without cause. Upon (i) the written direction of holders evidencing not less than 25% of the voting rights (taking into account realized losses, but without regard to the application of any appraisal reduction amounts to notionally reduce the certificate balance of the certificates) requesting a vote to terminate and replace the asset representations reviewer with a proposed successor asset representations reviewer that is an eligible asset representations reviewer, and (ii) payment by such holders to the certificate administrator of the reasonable fees and expenses to be incurred by the certificate administrator in connection with administering such vote, the certificate administrator will promptly provide notice to all certificateholders and the asset representations reviewer of such request by posting such notice on its internet website, and by mailing such notice to all certificateholders and the asset representations reviewer. Upon the written direction of holders of voting rights evidencing more than 75% of a Quorum, the Trustee will terminate all of the rights and obligations of the asset representations reviewer under the pooling and servicing agreement by written notice to the asset representations reviewer, and the proposed successor asset representations reviewer will be appointed. See “Pooling and Servicing Agreement—The Asset Representations Reviewer” in the Preliminary Prospectus.

Dispute Resolution

Provisions	The mortgage loan seller will be subject to the dispute resolution provisions set forth in the pooling and servicing agreement to the extent those provisions are triggered with respect to any mortgage loan and the mortgage loan seller will be obligated under the mortgage loan purchase agreement to comply with all applicable provisions and to take part in any mediation or arbitration proceedings that may result. Generally, in the event that a repurchase request as described in the Preliminary Prospectus is not “Resolved” within 180 days after the related mortgage loan seller receives such repurchase request, then the enforcing servicer will be required to send a notice to the initial requesting holder (if any) indicating the enforcing servicer’s intended course of action with respect to the repurchase request. If (a) the enforcing servicer’s intended course of action with respect to the repurchase request does not involve pursuing further action to exercise rights against the mortgage loan seller with respect to the repurchase request and the initial requesting holder, if any, or any other certificateholder or certificate owner wishes to exercise its right to refer the matter to mediation (including nonbinding arbitration) or arbitration, or (b) the enforcing servicer’s intended course of action is to pursue further action to exercise rights against the related mortgage loan seller with respect to the repurchase request but the initial requesting holder, if any, or any other certificateholder or certificate owner does not agree with the dispute resolution method selected by the enforcing servicer, then the initial requesting holder, if any, or such other certificateholder or certificate owner may deliver a written notice to the enforcing servicer indicating its intent to exercise its right to refer the matter to either mediation or arbitration. “Resolved” means, with respect to a repurchase request, (i) that the related material defect has been cured, (ii) the related mortgage loan has been repurchased in accordance with the related mortgage loan purchase agreement, (iii) a mortgage loan has been substituted for the related mortgage loan in accordance with the related mortgage loan purchase agreement, (iv) the mortgage loan seller made the loss of value payment, (v) a contractually binding agreement is entered into between the enforcing servicer, on behalf of the issuing entity, and the mortgage loan seller that settles the related mortgage loan seller’s obligations under the mortgage loan purchase agreement, or (vi) the related mortgage loan is no longer property of the issuing entity as a result of a sale or other disposition in accordance with the pooling and servicing agreement. See “Pooling and Servicing Agreement—Dispute Resolution Provisions” in the Preliminary Prospectus.

Deal Website	The certificate administrator will maintain a deal website including, but not limited to:

—all special notices delivered.

—summaries of final asset status reports.

—all appraisals in connection with an appraisal reduction plus any subsequent appraisal updates.

—an “Investor Q&A Forum” and a voluntary investor registry.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS

■	“ADR”: For any hospitality property, average daily rate.

■	“Appraised Value”: With respect to each mortgaged property, the most current appraised value of such property as determined by an appraisal of the mortgaged property and in accordance with MAI standards made not more than five months prior to the origination date of the related mortgage loan. The appraisals for certain of the mortgaged properties state a “prospective value upon stabilization” and “prospective market value at completion” or similar value as well as an “as-is” value for such mortgaged properties assuming that certain events will occur with respect to the re-tenanting, renovation or other repositioning of the mortgaged property. With respect to a mortgage loan secured by the portfolio of mortgaged properties, the Appraised Value represents the “as-is” value for the portfolio of mortgaged properties as a collective whole, which may be higher than the aggregate of the “as-is” appraised value of the individual mortgaged properties. For purposes of calculating the Maturity Date/ARD LTV Ratio for certain mortgage loans, the “as stabilized” value of the related mortgaged property is the applicable Appraised Value in this Term Sheet. See “Description of the Mortgage Pool—Certain Calculations and Definitions” in the Preliminary Prospectus for a description of Maturity Date/ARD LTV Ratio.

■	“Borrower Sponsor”: The indirect owner, or one of the indirect owners, of the related borrower (in whole or in part) that may or may not have control of the related borrower. The Borrower Sponsor may be, but is not necessarily, the entity that acts as the guarantor of the non-recourse carveouts.

■	“CBD”: Central business district.

■	“FF&E”: Furniture, fixtures and equipment.

■	“GLA”: Gross leasable area.

■	“Hard Lockbox”: An account controlled by the lender into which the borrower is required to direct the tenants to pay rents directly. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a hard lockbox if credit card receivables are required to be deposited directly into the lockbox account even though cash, checks or “over the counter” receipts are deposited by the manager of the related mortgaged property into the lockbox account controlled by the lender.

■	“MSA”: Metropolitan statistical area.

■	“Non-owned Anchor(s)”: Tenants that occupy space equal to or greater than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Junior Anchor(s)”: Tenants that occupy space equal to or greater than 10,000 SF at the related mortgaged property and less than 30,000 SF at the related mortgaged property, which occupied space is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is not owned by the related borrower and is not part of the collateral for the related mortgage loan.

■	“Non-Reduced Interests”: Each class of certificates (other than Class S, Class R or Class X certificates) that has an outstanding certificate balance, as may be notionally reduced by any appraisal reduction amounts and collateral deficiency amounts allocated to that class of certificates, equal to or greater than 25% of an amount equal to the initial certificate balance of that class of certificates minus all principal payments made on such class of certificates.

■	“Occupancy Cost”: With respect to any mortgaged property, total rental revenues divided by total sales.

■	“Owned Anchor(s)”: Tenants that lease space equal to or greater than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned GLA”: With respect to any particular mortgaged property, the GLA of the space that is owned by the related borrower and is part of the collateral.

■	“Owned Junior Anchor(s)”: Tenants that lease space equal to or greater than 10,000 SF and less than 30,000 SF at the related mortgaged property, which leased space is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), solely with respect to the aggregate leased space, available rooms, units or pads in the property that is owned by the related borrower. In some cases Owned Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date; assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed; assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and/or assumptions regarding the re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“Owned Outparcel(s)”: Freestanding tenants that occupy space at the property that is separated from the rest of the tenants at the applicable mortgaged property which space occupied by those freestanding tenants is owned by the related borrower and is part of the collateral for the related mortgage loan.

■	“Owned Tenant(s)”: Tenants whose leased space at the related mortgaged property is owned by the related borrower and is part of the collateral for the related mortgage loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

CERTAIN DEFINITIONS (continued)

■	“Rating Agency Confirmation”: With respect to any matter, confirmation in writing (which may be in electronic form) by the rating agencies engaged by the depositor that a proposed action, failure to act or other event so specified will not, in and of itself, result in the downgrade, qualification or withdrawal of the then current rating assigned by that rating agency to any class of certificates (or, with respect to a matter that affects a serviced whole loan, any companion loan securities). However, such confirmation will be deemed received or not required in certain circumstances as further described in the Preliminary Prospectus. See “The Pooling and Servicing Agreement—Rating Agency Confirmations” in the Preliminary Prospectus.

■	“RevPAR”: With respect to any hospitality property, revenues per available room.

■	“SF”: Square feet.

■	“Soft Lockbox”: An account into which the related borrower is required to deposit or cause the property manager to deposit all rents collected. Hospitality properties, multifamily properties and manufactured housing community properties are considered to have a soft lockbox if credit card receivables, cash, checks or “over the counter” receipts are deposited into the lockbox account by the borrower or property manager.

■	“Soft Springing Hard Lockbox”: An account into which the related borrower is required to deposit, or cause the property manager to deposit, all rents collected until the occurrence of an event of default or one or more specified trigger events under the loan documents, at which time the lockbox account converts to a Hard Lockbox.

■	“Springing Lockbox”: An account that is not currently in place, but the related loan documents require the imposition of a lockbox account upon the occurrence of an event of default or one or more specified trigger events under the loan documents.

■	“Total Occupancy”: With respect to any particular mortgaged property, as of a certain date (or, in the case of a hospitality property, for a trailing 12-month period ending on a certain date), the percentage of net rentable square footage, available rooms, units or pads that are leased or rented (as applicable), for the aggregate leased space, available rooms, units or pads at the property, including any space that is owned by the related borrower and is part of the collateral in addition to any space that is owned by the applicable tenant and not part of the collateral for the related mortgage loan. In some cases Total Occupancy was based on assumptions regarding occupancy, such as the assumption that a certain tenant at the mortgaged property that has executed a lease, but has not yet taken occupancy and / or has not yet commenced paying rent, will take occupancy on a future date generally expected to occur within 12 months after the Cut-off Date, assumptions regarding the execution of leases that are currently under negotiation and are expected to be executed, assumptions regarding the renewal of particular leases, the taking of additional space by tenants that have agreed to do so as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material and / or the assumptions regarding re-leasing of certain space at the related mortgaged property; or, in some cases, the exclusion of dark tenants, tenants with material aged receivables, tenants that may have already given notice to vacate their space, bankrupt tenants that have not yet affirmed their lease and certain additional leasing assumptions.

■	“TRIPRA”: The Terrorism Risk Insurance Program Reauthorization Act of 2015.

■	“TTM”: Trailing twelve months.

■	“Underwritten Expenses”: With respect to any mortgage loan or mortgaged property, an estimate of operating expenses, as determined by the related originator and generally derived from historical expenses at the mortgaged property(ies), the borrower’s budget or appraiser’s estimate, in some cases adjusted for significant occupancy increases and a market-rate management fee. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

■	“Underwritten Net Cash Flow (NCF)”: With respect to any mortgage loan or mortgaged property, cash flow available for debt service, generally equal to the Underwritten NOI decreased by an amount that the related originator has determined for tenant improvements and leasing commissions and / or replacement reserves for capital items. Underwritten NCF does not reflect debt service or non-cash items such as depreciation or amortization.

■	“Underwritten Net Operating Income (NOI)”: With respect to any mortgage loan or mortgaged property, Underwritten Revenues less Underwritten Expenses, as both are determined by the related originator, based in part upon borrower supplied information (including but not limited to a rent roll, leases, operating statements and budget) for a recent period which is generally the 12 months prior to the origination date or acquisition date of the mortgage loan adjusted for specific property, tenant and market considerations. Historical operating statements may not be available for newly constructed mortgaged properties, mortgaged properties with triple net leases, mortgaged properties that have recently undergone substantial renovations and/or newly acquired mortgaged properties.

■	“Underwritten Revenues”: With respect to any mortgage loan or mortgaged property, an estimate of operating revenues, as determined by the related originator and generally derived from the rental revenue based on leases in place, leases that have been executed but the tenant is not yet paying rent, in certain cases leases that are being negotiated and are expected to be signed, in certain cases leases that provide for a tenant to take additional space as described under “Description of the Mortgage Pool—Tenant Issues” in the Preliminary Prospectus to the extent material, and in certain cases contractual rent increases generally within 12 months past the Cut-off Date, in certain cases certain appraiser estimates of rental income, and in some cases adjusted downward to market rates, with vacancy rates equal to the mortgaged property’s historical rate, current rate, market rate or an assumed vacancy as determined by the related originator; plus any additional recurring revenue fees. Additionally, in determining rental revenue for multifamily rental, manufactured housing community and self storage properties, the related originator generally either reviewed rental revenue shown on the certified rolling 12-month operating statements or annualized the rental revenue and reimbursement of expenses shown on rent rolls or recent partial year operating statements with respect to the prior one- to 12-month period or in some cases may have relied on information provided in the appraisal for market rental rates and vacancy. In certain cases, with respect to mortgaged properties with leases with rent increases during the term of the related mortgage loan, Underwritten Revenues were based on the weighted average rent over the term of the mortgage loan. In certain cases, the related originator included revenue otherwise payable by a tenant but for the existence of an initial “free rent” period or a permitted rent abatement while the leased space is built out. We cannot assure you that the assumptions made with respect to any mortgaged property will, in fact, be consistent with that mortgaged property’s actual performance.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

GSK NORTH AMERICAN HQ

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

GSK NORTH AMERICAN HQ

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

GSK NORTH AMERICAN HQ

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

GSK NORTH AMERICAN HQ

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Philadelphia, Pennsylvania	Cut-off Date Principal Balance(2)		$75,150,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)		$409.81
Size (SF)	207,779	Percentage of Initial Pool Balance		9.3%
Total Occupancy as of 6/30/2018	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/30/2018	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	2013 / NAP	Mortgage Rate		4.1100%
Appraised Value	$132,700,000	Original Term to Maturity (Months)		60
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		60

Underwritten Revenues	$9,750,573
Underwritten Expenses	$292,517	Escrows
Underwritten Net Operating Income (NOI)	$9,458,056		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$9,286,638	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	64.2%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	64.2%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	2.67x / 2.62x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	11.1% / 10.9%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$85,150,000	65.0%	Purchase Price	$130,500,000	99.6%
Principal’s New Cash Contribution	45,887,832	35.0	Closing Costs	537,832	0.4

Total Sources	$131,037,832	100.0%	Total Uses	$131,037,832	100.0%

(1)	Calculated based on the aggregate outstanding balance of the GSK North American HQ Whole Loan. See “—The Mortgage Loan” below.
(2)	The Cut-off Date Principal Balance of $75,150,000 represents the controlling note A-1 of the $85,150,000 GSK North American HQ Whole Loan evidenced by two pari passu notes. See “—The Mortgage Loan” below.

■	The Mortgage Loan. The mortgage loan (the “GSK North American HQ Loan”) is part of a whole loan (the “GSK North American HQ Whole Loan”) consisting of two pari passu notes with an aggregate original principal balance of $85,150,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in an office property located in Philadelphia, Pennsylvania (the “GSK North American HQ Property”). The GSK North American HQ Loan, evidenced by the controlling note A-1, has an outstanding principal balance as of the Cut-off Date of $75,150,000 and represents approximately 9.3% of the Initial Pool Balance. The related companion loan (the “GSK North American HQ Companion Loan”), evidenced by the non-controlling note A-2, has an outstanding principal balance as of the Cut-off Date of $10,000,000. Note A-2 is currently held by Goldman Sachs Mortgage Company (“GSMC”), and is expected to be contributed to one or more future securitization transactions. The GSK North American HQ Whole Loan was originated by Goldman Sachs Mortgage Company on May 7, 2018. The GSK North American HQ Whole Loan has an interest rate of 4.1100% per annum. The borrower utilized the proceeds of the GSK North American HQ Whole Loan to acquire the GSK North American HQ Property and pay origination costs.

The GSK North American HQ Whole Loan had an initial term of 60 months and has a remaining term of 59 months as of the Cut-off Date. The GSK North American HQ Whole Loan requires interest only payments on each due date through and including the scheduled maturity date in June 2023. Voluntary prepayment of the GSK North American HQ Whole Loan is prohibited prior to the due date in December 2022. At any time after the earlier to occur of (a) the third anniversary of the origination date of the GSK North American HQ Whole Loan and (b) the second anniversary of the closing date of the securitization into which the last GSK North American HQ Companion Loan is securitized, the GSK North American HQ Whole Loan may be defeased in full with direct, non-callable obligations of the United States of America.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

GSK NORTH AMERICAN HQ

The following table outlines the two pari passu notes the GSK North American HQ Whole Loan:

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$75,150,000	$75,150,000	GSMS 2018-GS10	Yes
Note A-2	10,000,000	10,000,000	GSMC(1)	No
Total	$85,150,000	$85,150,000

(1)	Held by GSMC and anticipated to be contributed to one or more future securitization trusts.

■	The Mortgaged Property. The GSK North American HQ Property is a 207,779 SF Class A, LEED Platinum certified, office building located in Philadelphia, Pennsylvania. The GSK North American HQ Property has served as one of the North American headquarters for GlaxoSmithKline plc since 2013, and it is 100% leased to GlaxoSmithKline LLC (“GSK”). GSK’s parent company, GlaxoSmithKline plc, was founded in 1715 and is headquartered in Brentford, England. GlaxoSmithKline plc engages in the creation, discovery, development, manufacturing and marketing of vaccines, over-the-counter medicines and health-related consumer products worldwide. The company operates through three businesses: pharmaceuticals, vaccines and consumer healthcare. GlaxoSmithKline plc is one of the world’s top 10 largest pharmaceutical companies by revenue.

The GSK North American HQ Property has office space in two adjacent four-story wings that are connected by a common atrium. The GSK North American HQ Property has amenity space including a cafeteria, coffee bar, central pantries, fitness center, health clinic, virtual bank teller, conference center, quiet rooms, production studio, a help lounge, roof garden and a company store. The GSK North American HQ Property is located in the Navy Yard Corporate Center, a master-planned development within the Navy Yard neighborhood. The Navy Yard is home to more than 152 companies and 12,000 employees in the office, industrial and research and development sectors. Major employers within the Navy Yard include GSK, Jefferson Healthcare, Tasty Baking Co., Iroko Pharmaceuticals and Aker Philadelphia Shipyard, Inc. The Philadelphia International Airport is located approximately five miles west of the GSK North American HQ Property. Also located nearby are Lincoln Financial Field, home of the NFL’s Philadelphia Eagles, and Wells Fargo Center, home of the NBA’s Philadelphia 76ers and NHL’s Philadelphia Flyers.

The following table presents certain information relating to the sole tenant at the GSK North American HQ Property:

Largest Tenant Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)(2)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
GSK	A / A2 / A+	207,779	100.0%	$8,363,877	100.0%	$40.25	9/30/2028	2, 5-year options
Total		207,779	100.0%	$8,363,877	100.0%	$40.25

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	The MIS rating is a provisional rating as of July 2018.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

GSK NORTH AMERICAN HQ

The following table presents certain information relating to the lease rollover schedule at the GSK North American HQ Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028	207,779	100.0	100.0%	8,363,877	100.0	40.25	1
2029 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	207,779	100.0%		$8,363,877	100.0%	$40.25	1

(1)	Calculated based on approximate square footage occupied by the sole tenant.

The following table presents certain information relating to historical occupancy at the GSK North American HQ Property:

Historical Leased %(1)

2015	2016	2017
100.0%	100.0%	100.0%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow at the GSK North American HQ Property:

Cash Flow Analysis(1)

	Underwritten(2)	Underwritten $ per SF
Base Rental Revenue	$8,363,877	$40.25
Contractual Credit Rent Steps(3)	1,094,179	5.27
Total Reimbursement Revenue	292,517	1.41
Gross Revenue	$9,750,573	$46.93
Vacancy Loss	0	0.00
Effective Gross Revenue	$9,750,573	$46.93

Management Fee	292,517	1.41
Total Operating Expenses	$292,517	$1.41

Net Operating Income	$9,458,056	$45.52
Tenant Improvements	59,736	0.29
Leasing Commissions	59,736	0.29
Capital Expenditures	51,945	0.25
Net Cash Flow	$9,286,638	$44.69

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items are not considered for the underwritten cash flow.

(2)	Underwritten cash flow is based on contractual rents as of January 1, 2018 ($38.69 per SF) and contractual rent steps through June 30, 2019 ($40.25 per SF).

(3)	The underwritten contractual credit rent steps line item reflects the present value of the incremental rent steps over the term of GSK’s lease.

■	Appraisal. According to the appraisal, the GSK North American HQ Property had an “as-is” appraised value of $132,700,000 as of April 2, 2018. The appraiser also concluded a “go dark” value of $91,800,000 as of April 2, 2018. The Cut-off Date LTV Ratio and the Maturity Date LTV Ratio based on the “go dark” value is 92.8%.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

GSK NORTH AMERICAN HQ

■	Environmental Matters. According to a Phase I environmental report, dated March 12, 2018, there is a historical recognized environmental condition resulting from leaking underground storage tanks at an automotive servicing and fueling station that was located at the GSK North American HQ Property. The underground storage tanks were closed and remediation was performed as part of the Pennsylvania Department of Environmental Protection (“PADEP”) UST Program. PADEP issued a No Further Action letter in June 2003.

In addition, the environmental report identified a controlled recognized environmental condition relating to a soil sample that identified unacceptable levels of polynuclear aromatic hydrocarbons resulting from historic filling operations at the GSK North American HQ Property. The area was remediated by excavation of soil in 1997. The GSK North American HQ Property is subject to activity and use limitations related to the management of fill/soils and groundwater, excavation in historic pre-historic areas and restriction against residential use.

■	Market Overview and Competition. According to the appraisal, the GSK North American HQ Property is located in the Navy Yard neighborhood which is part of the Center City office submarket, Philadelphia’s downtown central business district. As of the first quarter of 2018, the Center City office submarket contained approximately 57.1 million SF of total office space with a vacancy rate of 7.1% and an average asking rental rate of $28.78 per SF.

Philadelphia Office Markets(1)

	Center City (CBD)	Navy Yard	Navy Yard (Class A)
Inventory (SF)	57,132,787	1,985,497	579,121
Direct Vacancy Rate (%)	7.1%	2.1%	0.1%
YTD Net Absorption (SF)	(537,545)	(148,986)	(525)
Average Asking Rent per SF	$28.78	$32.81	$50.28

(1)	Source: Appraisal.

According to the appraisal, since 2013, four office property projects totaling approximately 1.6 million SF have been delivered to the Center City office submarket, three office property projects totaling approximately 2.3 million SF are currently under construction, and seven proposed construction projects totaling approximately 3.4 million SF are expected to be competitive with the GSK North American HQ Property.

The following table presents certain information relating to the primary competition for the GSK North American HQ Property:

Competitive Set(1)

	GSK North American HQ (Subject)	1200 Intrepid	Three Crescent Drive	One Crescent Drive	One Crescent Drive	1200 Intrepid	351 Rouse Boulevard – Adaptimmune US HQ
Location	Navy Yard	Navy Yard	Navy Yard	Navy Yard	Navy Yard	Navy Yard	Navy Yard
Class	A	A	A	A	A	A	A
Stories	4	4	4	4	4	4	2
Year Built	2013	2016	2009	2005	2005	2016	2016
Size (SF)	207,779	91,971	95,261	76,255	76,255	91,971	47,400
Tenant	GSK	EMD Performance Materials	Thomas Jefferson University	Confidential	Confidential	Penn Capital Management	Adaptimmune LLC
Tenant Size (SF)	207,779	30,000	25,000	2,920	4,960	25,792	47,400
Rental Rate per SF	$40.25	$32.75	$31.50	$32.35	$35.00	$32.35	$33.90
Lease Type	NNN	NNN	NNN	NNN	NNN	NNN	NNN

(1)	Source: Appraisal.

■	The Borrower. The borrower is KIM Five Crescent Drive LLC, a Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the GSK North American HQ Whole Loan. Other than the borrower, no person or entity guarantees the non-recourse carveouts with respect to the GSK North American HQ Whole Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

GSK NORTH AMERICAN HQ

■	Escrows. On each due date during a GSK North American HQ Trigger Period, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period; provided that (a) the borrower is not required to fund the insurance reserve if the borrower is maintaining a blanket policy, there is no continuing event of default under the GSK North American HQ Whole Loan and the borrower provides evidence of payment of the related premiums, and (b) the borrower is not required to fund the insurance reserve or tax reserve so long as the insurance requirements under the loan agreement have been satisfied by a policy maintained by one or more tenants under an approved triple net lease and the property taxes have been timely paid by such tenant, and the borrower provides evidence of the payment of insurance premiums and taxes, (ii) a tenant improvements and leasing commissions reserve in an amount equal to $43,287 (and, during a GSK North American HQ Trigger Period caused by a GSK North American HQ Major Tenant Event, all amounts on deposit in the cash management account after payment of debt service, required reserves and operating expenses are required to be reserved in the tenant improvements and leasing commissions reserve, as described under “—Lockbox and Cash Management” below) and (iii) a capital expenditure reserve in an amount equal to $4,329.

A “GSK North American HQ Trigger Period” means (i) each period that commences when the debt service coverage ratio (as calculated under the loan documents), determined as of the first day of any fiscal quarter, is less than 1.36x and concludes when the debt service coverage ratio, determined as of the first day of each of two consecutive fiscal quarters, is equal to or greater than 1.40x, (ii) the period commencing upon the borrower’s failure to deliver required monthly, quarterly or annual financial reports within the prescribed time periods and ending when such reports are delivered and indicate no other GSK North American HQ Trigger Period is ongoing or (iii) each period that commences upon the occurrence and during the continuance of a GSK North American HQ Major Tenant Event and concludes when (a) at least 85% of the space has been re-tenanted pursuant to one or more leases approved by the lender or (b) the GSK North American HQ Major Tenant Event ceases to exist.

A “GSK North American HQ Major Tenant Event” means if any GSK North American HQ Major Tenant (i) files for bankruptcy, is adjudged bankrupt, is insolvent or otherwise makes a general assignment for the benefit of creditors, (ii) gives notice of termination, (iii) vacates, or ceases the operation of its business in, 90% or more of the space demised to it under its lease, (iv) is entitled to terminate its lease as a result of a continuing event of default under the terms of its lease or (v) fails to extend its term as of the earlier of 12 months prior to the lease expiration or the date required pursuant to its lease.

A “GSK North American HQ Major Tenant” means (i) GSK and (ii) any tenant that (a) leases at least 50,000 rentable SF at the GSK North American HQ Property (taking into account space leased by affiliates and assuming the exercise of all rights to lease additional space contained in the related lease(s), (b) has a right to purchase any portion of the GSK North American HQ Property under the related lease(s), (c) is an affiliate of the borrower or (d) is subject to a lease entered into during the continuance of an event of default under the GSK North American HQ Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

GSK NORTH AMERICAN HQ

■	Lockbox and Cash Management. The GSK North American HQ Whole Loan is structured with a hard lockbox and springing cash management. The borrower was required to direct tenants to pay rent directly to a lender-controlled lockbox account, and the borrower is required to cause all cash revenues relating to the GSK North American HQ Property and all other money received by the borrower or the property manager with respect to the GSK North American HQ Property (other than tenant security deposits) to be deposited into such lockbox account or a lender-controlled cash management account within two business days of receipt. On each business day that no GSK North American HQ Trigger Period or event of default under the GSK North American HQ Whole Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day during the continuance of a GSK North American HQ Trigger Period or event of default under the GSK North American HQ Whole Loan, all funds in the lockbox account are required to be swept into the cash management account. During the continuance of a GSK North American HQ Trigger Period or, at the lender’s discretion, during an event of default under the GSK North American HQ Whole Loan, all amounts on deposit in the cash management account after payment of debt service, required reserves and operating expenses are required to be reserved as additional collateral for the GSK North American HQ Whole Loan (except in the case of a GSK North American HQ Trigger Period caused by a GSK North American HQ Major Tenant Event, in which case such excess amounts are required to be remitted to the tenant improvements and leasing commissions reserve).

■	Property Management. The GSK North American HQ Property is currently managed by CBRE, Inc. pursuant to a management agreement. Under the related loan documents, the GSK North American HQ Property is required to remain managed by CBRE, Inc., Coretrust Capital Partners, LLC, JLL (Jones Lang LaSalle), Newmark Knight Frank or any of their respective affiliates, or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager and require the borrower to engage a property manager selected by the borrower, subject to the lender’s reasonable approval or deemed approval (or in the event of any event of default under the GSK North American HQ Whole Loan or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, selected by the lender) (i) during the continuance of an event of default under the GSK North American HQ Whole Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, or during the continuance of a material default by a property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iii) if the property manager files or is the subject of a petition in bankruptcy or (iv) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the GSK North American HQ Property, as well as 18 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA is no longer in effect, then the borrower’s requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

1000 WILSHIRE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1000 WILSHIRE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1000 WILSHIRE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1000 WILSHIRE

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Los Angeles, California	Cut-off Date Principal Balance(3)		$65,250,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)		$136.57
Size (SF)	477,774	Percentage of Initial Pool Balance		8.0%
Total Occupancy as of 1/1/2018	86.5%	Number of Related Mortgage Loans		None
Owned Occupancy as of 1/1/2018	86.5%	Type of Security		Fee Simple
Year Built / Latest Renovation	1987 / 2017	Mortgage Rate	3.37691570881226%
Appraised Value	$197,500,000	Original Term to Maturity (Months)		84
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		84

Underwritten Revenues	$18,695,053
Underwritten Expenses	$8,097,977	Escrows
Underwritten Net Operating Income (NOI)	$10,597,076		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$10,162,723	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	33.0%	Insurance	$0	$0
Maturity Date LTV Ratio(1) (2)	32.6%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	4.74x / 4.55x	TI/LC	$3,000,000	$0
Debt Yield Based on Underwritten NOI / NCF(1)	16.2% / 15.6%	Other(4)	$3,453,871	$0

Sources and Uses
Sources	$	%	Uses	$	%
Senior Loan Amount	$65,250,000	32.0%	Purchase Price	$196,000,000	96.1%
Subordinate Loan Amount	63,125,000	31.0	Reserves	6,453,871	3.2
Mezzanine Loan Amount(5)	19,625,000	9.6	Closing Costs	1,456,723	0.7
Principal’s New Cash Contribution	55,910,594	27.4
Total Sources	$203,910,594	100.0%	Total Uses	$203,910,594	100.0%

(1)	Calculated based on the aggregate outstanding balance of the 1000 Wilshire Senior Loan and excludes the 1000 Wilshire Subordinate Loan unless otherwise specified. See “—The Mortgage Loan” below.

(2)	The Maturity Date LTV Ratio is calculated using the “as-stabilized” appraised value of $200,000,000. The Maturity Date LTV Ratio calculated based on the “as-is” appraised value is 33.0%.

(3)	The Cut-off Date Principal Balance of $65,250,000 represents the non-controlling note A-1 of the $128,375,000 1000 Wilshire Whole Loan. See “—The Mortgage Loan” below.

(4)	Other upfront reserve represents unfunded obligations of $3,453,871 primarily comprised of tenant improvements and rent abatements. See “—Escrows” below.

(5)	See “—Mezzanine or Secured Subordinate Indebtedness” below.

■	The Mortgage Loan. The mortgage loan (the “1000 Wilshire Loan”) is part of a whole loan (the “1000 Wilshire Whole Loan”) consisting of one senior note with an outstanding principal balance of $65,250,000 (the “1000 Wilshire Senior Loan”) and one subordinate note with an outstanding principal balance of $63,125,000 (the “1000 Wilshire Subordinate Loan”). The 1000 Wilshire Whole Loan has an aggregate outstanding principal balance of $128,375,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in an office building in Los Angeles, California (the “1000 Wilshire Property”). The 1000 Wilshire Loan (evidenced by note A-1), has an outstanding principal balance as of the Cut-off Date of $65,250,000 and represents approximately 8.0% of the Initial Pool Balance. The 1000 Wilshire Subordinate Loan will be an asset of the Issuing Entity but will not be pooled together with the other Mortgage Loans, and payments of interest and principal received in respect of the 1000 Wilshire Subordinate Loan will be available to make distributions in respect of five loan specific classes of certificates only.

The 1000 Wilshire Whole Loan was originated by Goldman Sachs Mortgage Company on February 23, 2018. The 1000 Wilshire Loan has an interest rate of 3.37691570881226% per annum, the 1000 Wilshire Subordinate Loan has an interest rate of 4.9200% per annum, and the 1000 Wilshire Whole Loan has an initial weighted average interest rate of 4.1356864654333% per annum. The borrower utilized the proceeds of the 1000 Wilshire Whole Loan to acquire the 1000 Wilshire Property, fund reserves and pay origination costs.

See the 1000 Wilshire Whole Loan capital structure table below. The relationship between the holders of the 1000 Wilshire Senior Loan and the 1000 Wilshire Subordinate Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–1000 Wilshire Whole Loan” in the Preliminary Prospectus.

The 1000 Wilshire Whole Loan had an initial term of 84 months and has a remaining term of 80 months as of the Cut-off Date. The 1000 Wilshire Whole Loan requires interest only payments during its term. The scheduled maturity date of the 1000 Wilshire Whole Loan is the due date in March 2025. The 1000 Wilshire Whole Loan may be voluntarily prepaid in whole or in part beginning on the due date in August 2020. Any voluntary prepayments prior to the due date in November 2024 require a yield maintenance premium.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1000 WILSHIRE

The following table outlines the 1000 Wilshire Senior Loan and the 1000 Wilshire Subordinate Loan:

Note	Original Balance	Cut-off Date Balance	Note holder	Initial Controlling Piece
Note A-1	$65,250,000	$65,250,000	GSMS 2018-GS10 “pooled certificates”	No
Note B-1	63,125,000	63,125,000	GSMS 2018-GS10 “loan specific certificates”	Yes
Total	$128,375,000	$128,375,000

The 1000 Wilshire Whole Loan capital structure is shown below:

1000 Wilshire Whole Loan Capital Structure

(1)	Based on the “as-is” appraised value of $197,500,000 as of January 29, 2018.

(2)	Based on the UW NOI of $10,597,076 and the UW NCF of $10,162,723.

(3)	The interest rate to full precision is 3.37691570881226%.

(4)	The Mezzanine Loan was sold to unrelated third parties.

(5)	Based on the appraised value of $197,500,000, the Implied Borrower Sponsor Equity is $49,500,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1000 WILSHIRE

■	The Mortgaged Property: The 1000 Wilshire Property is a 477,774 SF, 21-story Class A office tower located in the Financial District of downtown Los Angeles, California. The 1000 Wilshire Property features a six-level subterranean parking garage as well as a brand new ground floor restaurant and a 15,000 square foot indoor-outdoor cocktail lounge situated on an approximately one acre parcel in the heart of the CBD. The 1000 Wilshire Property was built 1987 and is 86.5% occupied as of January 1, 2018. Approximately 3.3% of SF of the 1000 Wilshire Property expires before 2021 and the two largest tenants, Wedbush Securities (approximately 21.0% of SF) and Buchalter Nemer (approximately 19.9% of SF) have been in occupancy since 1988 and 2006, respectively. Both tenants have their corporate headquarters located at the 1000 Wilshire Property.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the 1000 Wilshire Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Wedbush Securities	NR / NR / NR	100,397	21.0%	$2,232,468	24.2%	$22.24	12/31/2025	2, 5-year options
Buchalter Nemer(2)	NR / NR / NR	95,235	19.9	2,007,720	21.8	21.08	Various(2)	2, 5-year options
Open Bank	NR / NR / NR	26,354	5.5	611,040	6.6	23.19	1/31/2025	1, 5-year option
Starr Indemnity & Liability	NR / NR / NR	23,648	4.9	532,320	5.8	22.51	4/30/2025	1, 5-year option
Hana Financial	NR / NR / NR	19,204	4.0	504,480	5.5	26.27	4/30/2023	1, 5-year option
Frandzel Robins(3)	NR / NR / NR	24,240	5.1	476,784	5.2	19.67	3/31/2023	2, 5-year options
Continental Casualty	NR / NR / A	17,915	3.7	411,144	4.5	22.95	9/30/2023	1, 5-year option
Resources Connection, LLC	NR / NR / NR	14,332	3.0	357,216	3.9	24.92	8/31/2024	1, 5-year option
Mott McDonald LLC(4)	NR / NR / NR	14,113	3.0	293,016	3.2	20.76	10/31/2023	1, 5-year option
Taylor DeMarco LLP(5)	NR / NR / NR	12,516	2.6	253,560	2.8	20.26	7/31/2022	1, 5-year option
Ten Largest Tenants		347,954	72.8%	$7,679,748	83.4%	$22.07
Remaining Owned Tenants(6)		65,385	13.7	1,534,008	16.6	23.46
Vacant Spaces (Owned Space)		64,435	13.5	0	0.0	0.00
Totals / Wtd. Avg. Tenants		477,774	100.0%	$9,213,756	100.0%	$22.29

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Buchalter Nemer leases 84,067 SF of office space scheduled to expire on November 30, 2021 and 11,168 SF of office space scheduled to expire on March 30, 2026.

(3)	Frandzel Robins has the right to terminate its lease after September 30, 2020 with nine months’ notice and payment of a termination fee.

(4)	Mott McDonald LLC has the right to terminate its lease after March 31, 2021 with 12 months’ notice and payment of a termination fee.

(5)	Taylor DeMarco LLP has the right to terminate its lease on August 1, 2020 with nine months’ notice and payment of a termination fee.

(6)	Includes Montbleau and Associates (676 SF, $35.50 UW Base Rent per SF) which is dark but paying rent.

The following table presents certain information relating to the lease rollover schedule at the 1000 Wilshire Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM(2)	257	0.1%	0.1%	$0	0.0%	$0.00	0
2018(3)	676	0.1	0.2%	24,000	0.3	35.50	1
2019	1,470	0.3	0.5%	33,096	0.4	22.51	1
2020	13,421	2.8	3.3%	289,464	3.1	21.57	3
2021	94,064	19.7	23.0%	1,922,688	20.9	20.44	5
2022	34,665	7.3	30.3%	768,996	8.3	22.18	4
2023	75,472	15.8	46.1%	1,685,424	18.3	22.33	4
2024	14,332	3.0	49.1%	357,216	3.9	24.92	1
2025	159,101	33.3	82.4%	3,609,996	39.2	22.69	4
2026	16,804	3.5	85.9%	408,300	4.4	24.30	2
2027	3,000	0.6	86.5%	114,576	1.2	38.19	1
2028	0	0.0	86.5%	0	0.0	0.00	0
2029 & Thereafter	77	0.0	86.5%	0	0.0	0.00	1
Vacant	64,435	13.5	100.0%	0	0.0	0.00	0
Total	477,774	100.0%		$9,213,756	100.0%	$22.29	27

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

(2)	Includes 257 SF related to building storage, with no associated UW Base Rent.

(3)	Includes Montbleau and Associates (676 SF, $35.50 UW Base Rent per SF) which is dark but paying rent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1000 WILSHIRE

The following table presents certain information relating to historical occupancy at the 1000 Wilshire Property:

Historical Leased %(1)

2015	2016	2017
82.9%	88.8%	87.6%

(1)	As provided by the borrower as received from the seller in connection with the acquisition and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 1000 Wilshire Property:

Cash Flow Analysis(1)

	2015(2)	2016(2)	2017(2)	Underwritten(3)	Underwritten $ per SF
Base Rental Revenue	$8,049,057	$8,396,096	$8,646,095	$9,213,756	$19.28
Contractual Rent Steps(4)	0	0	0	31,893	0.07
Total Reimbursement Revenue(5)	4,288,830	6,118,546	6,459,675	7,144,007	14.95
Market Revenue from Vacant Units(6)	0	0	0	2,436,121	5.10
Parking Revenue	1,927,183	2,103,681	2,269,221	2,269,221	4.75
Other Revenue	235,688	188,266	36,176	36,176	0.08
Gross Revenue	$14,500,758	$16,806,590	$17,411,168	$21,131,174	$44.23
Vacancy / Credit Loss	0	0	0	(2,436,121)	(5.10)
Effective Gross Revenue	$14,500,758	$16,806,590	$17,411,168	$18,695,053	$39.13

Total Operating Expenses	$6,322,642	$6,739,220	$7,172,320	$8,097,977	$16.95

Net Operating Income	$8,178,116	$10,067,370	$10,238,847	$10,597,076	$22.18
TI/LC	0	0	0	319,176	0.67
Capital Expenditures	0	0	0	115,178	0.24
Net Cash Flow	$8,178,116	$10,067,370	$10,238,847	$10,162,723	$21.27

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	As provided by the borrower as received from the seller in connection with the acquisition.

(3)	Underwritten cash flow based on contractual rents as of January 1, 2018 and contractual rent steps through June 30, 2019.

(4)	Contractual Rent Steps based on straight-line average of rent steps for credit rated tenants.

(5)	Total Reimbursement Revenue based on contractual lease terms and underwritten expenses.

(6)	Market Revenue from Vacant Units reflects gross up for vacant space at estimated market rent and average in-place reimbursements.

■	Appraisal. According to the appraisal, the 1000 Wilshire Property had an “as-is” appraised value of $197,500,000 as of January 29, 2018. In addition, the appraisal noted an “as-stabilized” value of $200,000,000 as of January 29, 2019, assuming market conditions remain stable and an occupancy of 90%. The appraisal considered five Los Angeles office building sales to be directly comparable with the 1000 Wilshire Property in terms of location, building classification, rentable office area and current occupancy:

Office Sales Comparables(1)

Property	Sale Date	Year Built / Renovated	Total Area (NRA)	Sale Price	Sales Price per SF	Occupancy	NOI per SF
1000 Wilshire	Jan-18	1987 / 2017	477,774	$196,000,000	$410.24	86.5%	$22.18
One California Plaza	Jun-17	1985	1,034,134	$465,000,000	$443.85	90%	$23.56
Citigroup Center	Nov-16	1982	887,681	$336,000,000	$378.51	75%	$16.09
Chase Plaza	Sep-16	1973 / 1990	106,330	$54,100,000	$508.79	94%	$23.91
400 Hope	May-16	1982 / 2012	701,535	$330,000,000	$470.40	89%	$23.52
915 Wilshire	Mar-16	1980 / 1994	390,312	$128,450,000	$329.10	88%	$15.47
Comparable Property Avg. / Wtd. Avg.(2)			623,998	$341,836,680	$419.09	85%	$20.43

(1)	Source: Appraisal.

(2)	Comparable Property Avg. / Wtd. Avg. does not include the 1000 Wilshire Property.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1000 WILSHIRE

■	Environmental Matters. According to a Phase I environmental report, dated December 19, 2017, there are no recognized environmental conditions or recommendations for further action at the 1000 Wilshire Property.

■	Market Overview and Competition. The 1000 Wilshire Property is located on 1000 Wilshire Boulevard in the Financial District of downtown Los Angeles.

The 1000 Wilshire Property is located at the intersection of Wilshire Boulevard and the 110 Freeway, in downtown Los Angeles within walking distance of multiple renowned venues such as Staples Center and LA Live. The 1000 Wilshire Property is located directly adjacent to the brand new Wilshire Grand Center, a mixed-use building (approximately 900 hotel rooms, approximately 353,000 SF of Class A office space, and approximately 67,000 SF of retail). The 1000 Wilshire Property is also adjacent to Metropolis, Shanghai Greenland’s mixed-use project that will feature approximately 1,500 condominiums and 350 hotel rooms, which is anticipated to open in 2019. The Financial District occupancy is heavily legal, accounting, government, and small companies, rather than corporate headquarters. Only six of the 100 largest public companies headquartered in Los Angeles County are located in downtown Los Angeles.

The following table presents certain information relating to the primary competition for the 1000 Wilshire Property:

Competitive Set(1)

				Direct Asking Rent
Property	Office Area (NRA)	Year Built / Renovated	% Occupied	Low	High
1000 Wilshire	477,774	1987 / 2017	86.5%	$18.57	$38.19
777 Tower	1,018,633	1990	82%	NA	NA
Figueroa at Wilshire	1,038,971	1990	79%	NA	NA
EY Plaza	919,995	1985	92%	NA	NA
TCW Building	686,173	1989	93%	$25.00	$26.00
City National Plaza	2,648,920	1973	91%	NA	NA
The Gas Company Tower	1,338,507	1991	90%	NA	NA
Wells Fargo Center	2,529,850	1982	76%	NA	NA
Bank of America Plaza	1,408,769	1974	94%	NA	NA
Total(2)	11,589,818
Average / Wtd. Avg.(2)	1,448,727		86%	$25.00	$26.00

(1)	Source: Appraisal, except for the subject property.

(2)	Total and Average / Wtd. Avg. do not include the 1000 Wilshire Property.

■	The Borrower. The borrower is CRE 1000 Wilshire, LLC, a Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 1000 Wilshire Whole Loan. The non-recourse carveout guarantor under the 1000 Wilshire Whole Loan is Cerberus Institutional Real Estate Partners IV, L.P.

■	Escrows. On the origination date, the borrower funded (i) an unfunded obligations reserve in the amount of $3,453,871 for unfunded tenant improvements and leasing commissions and free rent attributable to various tenants, primarily Wedbush Securities, Buchalter Nemer and Starr Indemnity & Liability, and (ii) a tenant improvement and leasing commissions reserve in the amount of $3,000,000.

On each due date when the amount contained in the tenant improvement and leasing commissions reserve is less than $1,000,000, the borrower is required to fund such reserve in an amount equal to $39,708.

In addition, on each due date during a 1000 Wilshire Trigger Period, the borrower is required to fund a tax and insurance reserve in an amount equal to the greater of (i) one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period and (ii) an amount sufficient to accumulate (upon payment of subsequent monthly amounts) the full amount of the next installment of taxes or insurance premiums, as applicable, before the date on which such amounts become delinquent, unless, in the case of insurance premiums, the borrower is maintaining a blanket policy and there is no continuing event of default.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1000 WILSHIRE

A “1000 Wilshire Trigger Period” means (i) each period that commences when the debt service coverage ratio (as calculated under the loan documents), determined as of the end of any fiscal quarter, is less than 1.20x and concludes when (a) the debt service coverage ratio, determined as of the end of each of two consecutive fiscal quarters, is equal to or greater than 1.20x, (b) at any time beginning on the due date in August 2020, the borrower prepays the 1000 Wilshire Whole Loan in the amount necessary to cause the debt service coverage ratio to equal or exceed 1.20x (which prepayment will be required to include prepayment consideration of yield maintenance as calculated under the related loan documents, if such prepayment is made prior to the due date in November 2024), or (c) the borrower delivers a letter of credit in the amount that, when subtracted from the outstanding principal balance of the 1000 Wilshire Whole Loan, would result in a debt service coverage ratio that equals or exceeds 1.20x (provided that the aggregate amount of any outstanding letters of credit may not exceed 10% of the outstanding principal balance of the 1000 Wilshire Whole Loan), (ii) the period commencing upon the borrower’s failure to deliver required monthly, quarterly or annual financial reports and ending when such reports are delivered and indicate that no other 1000 Wilshire Trigger Period is ongoing and (iii) the period during the continuance of any event of default under any mezzanine loan.

■	Lockbox and Cash Management. The 1000 Wilshire Whole Loan is structured with a hard lockbox and springing cash management. The borrower was required to direct tenants to pay rent directly to a lender-controlled lockbox account, and the borrower will be required to cause all cash revenues relating to the 1000 Wilshire Property and all other money received by the borrower or the property manager with respect to the 1000 Wilshire Property (other than tenant security deposits) to be deposited into such lockbox account or a lender-controlled cash management account within two business days of receipt. On each business day that no 1000 Wilshire Trigger Period or event of default under the 1000 Wilshire Whole Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day during the continuance of a 1000 Wilshire Trigger Period or an event of default under the 1000 Wilshire Whole Loan, all amounts in the lockbox account are required to be remitted to the cash management account. During the continuance of a 1000 Wilshire Trigger Period (provided the borrower and the guarantor are not subject to bankruptcy proceedings), all amounts on deposit in the cash management account after payment of debt service, mezzanine debt service (if any), required reserves and operating expenses are required to be reserved as additional collateral for the 1000 Wilshire Whole Loan.

■	Property Management. The 1000 Wilshire Property is managed by LPC West, Inc. pursuant to a management agreement. Under the related loan documents, the 1000 Wilshire Property is required to remain managed by (i) LPC West, Inc., Cushman & Wakefield, CBRE or Jones Lang LaSalle, (ii) a nationally recognized property management firm with at least five years’ experience in the management of Class A office buildings in the Los Angeles, California metropolitan area with at least five class A office buildings under management aggregating at least 3,000,000 SF (excluding the 1000 Wilshire Property), or (iii) any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager and require the borrower to engage a property manager selected by the borrower, subject to the lender’s reasonable approval (or in the event of any event of default under the 1000 Wilshire Whole Loan or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, selected by the lender) (i) during the continuance of an event of default under the 1000 Wilshire Whole Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, or during the continuance of a material default by a property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iii) if the property manager files for or is the subject of a petition in bankruptcy or (iv) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Mezzanine or Secured Subordinate Indebtedness. Concurrently with the origination of the 1000 Wilshire Whole Loan, BSREF Holdings LLC made a $19,625,000 mezzanine loan (the “1000 Wilshire Mezzanine Loan”) to the sole member of the borrower, which is secured by the sole member’s ownership interest in the borrower. The 1000 Wilshire Mezzanine Loan is coterminous with the 1000 Wilshire Whole Loan and accrues interest at a fixed per annum rate equal to 6.7700%. The lenders of the 1000 Wilshire Whole Loan and the 1000 Wilshire Mezzanine Loan entered into an intercreditor agreement that provides for customary consent rights, cure rights and the right to purchase the defaulted mortgage loan. See “Description of the Mortgage Pool—Additional Indebtedness—Mezzanine Indebtedness” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

1000 WILSHIRE

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the 1000 Wilshire Property, as well as 18 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA is no longer in effect, then the borrower’s requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ALISO CREEK APARTMENTS

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ALISO CREEK APARTMENTS

Plan A
Plan D2
Plan D5
Plan D6
LAUREL MONT
PHASE 2
PHASE 1
HOLLYOAK
ALICIA PARKWAY

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ALISO CREEK APARTMENTS

MAP © 2018 CARTIFACT
DATA © OSM CONTRIBUTORS
Aliso Creek Apartments
24152 Hollyoak
Aliso Viejo, CA 92656
Mission Viejo
Laguna Hills
Aliso Viejo
Laguna Beach
Laguna Niguel
Pacific Ocean
Lake Forest Retail Corridor
Lake Forest Village Shopping Center
Lake Forest Marketplace
The Orchard Center
Moulton Plaza
Laguna Woods Village
Willow Tree Shopping Center
Laguna Hills Shopping Mall
Saddleback Hospital
Gateway Shopping Center
La Paz Plaza
La Paz Shopping Center
Mission Viejo Village Center
Mission Viejo Market Plaza
Mission Viejo Country Club
Oso Viejo Community Park
Wilderness Glen
Aliso Creek Trail
Aliso Viejo Country Club
Commons at Aliso Viejo
The Village At Nellie Gail Ranch
Aliso Viejo Town Center
Aliso Viejo Plaza
Marketplace at Laguna Niguel
Plaza De La Paz
Kaleidoscope Center
Mission Hospital
The Shops At Mission Viejo
Saddleback College
Soka University
Laguna Niguel Promenade
The Center at Rancho Niguel
Laguna Coast Wilderness Park
Sawdust Art Festival
Festival Of Arts & Pageant Of The Masters
DOWNTOWN LAGUNA BEACH
Aliso and Wood Canyons Wilderness Park
Laguna Niguel Regional Park
Laguna Niguel Plaza
Crown Valley Mall Shopping Center
El Niguel Country Club
METROLINK
EL TORO RD
LAKE FOREST DR
LOS ALISOS BLVD
ROCKFIELD BLVD
ALICIA PKY
JERONIMO RD
MARGUERITE PKY
MOULTON PKY
ALISO CREEK RD
GLENWOOD DR
PASEO DE VALENCIA
CABOT RD
LA PAZ RD
OSO PKY
PACIFIC PARK DR
LAGUNA CANYON RD
CROWN VALLEY PKY
S COAST HWY
NIGUEL RD
5
73
133
1
Los Angeles
DTLA
Monterey Park
West Covina
Walnut
Pomona
Ontario
Industry
Montebello
Vernon
South Gate
Whittier
Diamond Bar
Chino
Chino Hills
Santa Fe Springs
Downey
La Habra
Brea
Placentia
Yorba Linda
Lynwood
Norwalk
Fullerton
Carson
Lakewood
Cerritos
Anaheim
LGB
Buena Park
Villa Park
Cypress
Orange
Long Beach
Garden Grove
Seal Beach
Westminster
Tustin
Santa Ana
Fountain Valley
Huntington Beach
SNA
Irvine
Costa Mesa
Lake Forest
Newport Beach
Laguna Hills
Mission Viejo
Aliso Viejo
Laguna Beach
Laguna Niguel
Pacific Ocean

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ALISO CREEK APARTMENTS

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Aliso Viejo, California	Cut-off Date Principal Balance(2)	$63,000,000
Property Type	Multifamily	Cut-off Date Principal Balance per Unit(1)	$117,757.01
Size (Units)	535	Percentage of Initial Pool Balance	7.8%
Total Occupancy as of 3/21/2018	95.5%	Number of Related Mortgage Loans	None
Owned Occupancy as of 3/21/2018	95.5%	Type of Security	Fee Simple
Year Built / Latest Renovation	1987 / 2009, 2015-2017	Mortgage Rate	3.51928174603175%
Appraised Value	$180,400,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120

Underwritten Revenues	$12,641,853
Underwritten Expenses	$3,140,723	Escrows
Underwritten Net Operating Income (NOI)	$9,501,130	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$9,361,495	Taxes	$58,053	$58,053
Cut-off Date LTV Ratio(1)	34.9%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	34.9%	Replacement Reserves	$0	$11,623
DSCR Based on Underwritten NOI / NCF(1)	4.23x / 4.16x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	15.1% / 14.9%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Senior Loan Amount	$63,000,000	44.4%	Loan Payoff	$115,484,432	81.4%
Subordinate Loan Amount	58,500,000	41.2	Mezzanine Loan Payoff	24,991,038	17.6
Mezzanine Debt	20,000,000	14.1	Closing Costs	1,425,199	1.0
Principal’s New Cash Contribution	458,722	0.3	Reserves	58,053	0.0

Total Sources	$141,958,722	100.0%	Total Uses	$141,958,722	100.0%

(1)	Calculated based on the aggregate outstanding balance of the Aliso Creek Apartments Senior Loan and excludes the Aliso Creek Apartments Subordinate Loan unless otherwise specified. See “—The Mortgage Loan” below.

(2)	The Cut-off Date Principal Balance represents the non-controlling note A-1 of the $121,500,000 Aliso Creek Apartments Whole Loan. See “—The Mortgage Loan” below.

■	The Mortgage Loan. The mortgage loan (the “Aliso Creek Apartments Senior Loan”) is part of a whole loan (the “Aliso Creek Apartments Whole Loan”) consisting of one senior note with an outstanding principal balance of $63,000,000 and one subordinate note with an outstanding principal balance of $58,500,000 (the “Aliso Creek Apartments Subordinate Loan”). The Aliso Creek Apartments Whole Loan has as aggregate outstanding principal balance of $121,500,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a multifamily property located in Aliso Viejo, California (the “Aliso Creek Apartments Property”). The Aliso Creek Apartments Senior Loan (evidenced by note A-1), has an outstanding principal balance as of the Cut-off Date of $63,000,000 and represents approximately 7.8% of the Initial Pool Balance. The Aliso Creek Apartments Whole Loan was originated by Goldman Sachs Bank USA on March 29, 2018. The Aliso Creek Apartments Senior Loan has an interest rate of 3.51928174603175% per annum and the Aliso Creek Apartments Subordinate Loan has an interest rate of 5.5875% per annum resulting in a weighted average interest rate of 4.51509053497943% per annum on the Aliso Creek Apartments Whole Loan. The borrower utilized the proceeds of the Aliso Creek Apartments Whole Loan to refinance existing debt on the Aliso Creek Apartments Property, pay origination costs and fund reserves.

The Aliso Creek Apartments Whole Loan had an initial term of 120 months and has a remaining term of 117 months as of the Cut-off Date. The Aliso Creek Apartments Whole Loan requires interest only payments on each due date through the scheduled maturity date in April 2028. Voluntary prepayment of the Aliso Creek Apartments Whole Loan is prohibited prior to the due date in January 2028. Provided that no event of default under the related loan documents is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The Aliso Creek Apartments Property is a 535-unit garden-style multifamily property located at 24152 Hollyoak, Aliso Viejo, California. Aliso Viejo is a master planned, mixed-use community bordered by the city of Laguna Beach to the west, Laguna Niguel to the south, and Laguna Hills to the east and north. The Aliso Creek Apartments Property is located along the east side of Alicia Parkway, just north of the San Joaquin Hills Transportation Center in the Laguna Hills multifamily submarket. The Aliso Creek Apartments Property was constructed in 1987, and all units at the property have been renovated over the past 10 years. The renovations

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ALISO CREEK APARTMENTS

began in 2009 when 226 units were renovated and continued between 2015 and 2017 when the remaining 309 units were renovated. The monthly rental rates for the Aliso Creek Apartments Property exceed the average for multifamily units in Orange County. The Aliso Creek Apartments Property is currently 95.5% occupied as of March 21, 2018. The Aliso Creek Apartments Property has a mix of one and two-bedroom apartments across 52 two-story and three-story residential buildings. Property amenities include two swimming pools, two spas, a fitness facility, two lighted tennis courts, barbecue areas, an outdoor fireplace and a cyber café with TV and lounge areas.

See the Aliso Creek Apartments Whole Loan capital structure table below. The relationship between the holders of the Aliso Creek Apartments Senior Loan and the Aliso Creek Apartments Subordinate Loan is governed by a co-lender agreement as described under “Description of the Mortgage Pool–The Whole Loans–Aliso Creek Apartments Whole Loan” in the Preliminary Prospectus.

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece

Note A-1	$63,000,000	$63,000,000	GSMS 2018-GS10	No
Note B-1	58,500,000	58,500,000	Shinhan AIM Real Estate Fund No. 4	Yes
Total	$121,500,000	$121,500,000

The Aliso Creek Apartments total debt capital structure is shown below:

Aliso Creek Apartments Total Debt Capital Structure

(1)	Based on the appraised value of $180,400,000 as of February 22, 2018.

(2)	Based on the UW NOI of $9,501,130 and the UW NCF of $9,361,495.

(3)	The interest rate to full precision is 3.51928174603175%.

(4)	The Mezzanine Loan was sold to unrelated third parties.

(5)	Based on the appraised value of $180,400,000, the Implied Borrower Sponsor Equity is $38,900,000.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ALISO CREEK APARTMENTS

The following table presents certain information relating to the units and rent at the Aliso Creek Apartments Property:

Unit Mix(1)

Unit Type	# of Units	Average SF per Unit	NRA (SF)	Average In-Place Rent Per Month
1 BR / 1 BA	252	795	200,340	$1,541
2 BR / 2.5 BA	142	1,200	170,400	$2,326
2 BR / 2.5 BA	61	1,251	76,311	$2,425
2 BR / 2.5 BA	80	1,275	102,000	$2,471
Total / Wtd. Avg.	535	1,026	549,051	$1,989

(1)	As provided by the borrower per the underwritten rent roll dated March 21, 2018.

The following table presents certain information relating to historical occupancy at the Aliso Creek Apartments Property:

Historical Leased %(1)(2)

2015	2016	2017
98.4%	94.0%	93.5%

(1)	As provided by the borrower.

(2)	The decline in occupancy between 2015 and 2017 was due to renovations of 309 units at the property.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Aliso Creek Apartments Property:

Cash Flow Analysis(1)

	2015	2016	2017	TTM 2/28/2018	Underwritten(2)	Underwritten $ per Unit
Potential Rent Revenue	$11,779,420	$12,175,111	$12,553,894	$12,599,633	$12,771,161	$23,871
Vacancy, Credit Loss, Concessions and Non-Revenue Units	(1,262,100)	(918,301)	(942,632)	(934,732)	(642,114)	(1,200)
Total Rent	$10,517,320	$11,256,810	$11,611,262	$11,664,901	$12,129,047	$22,671

Other Revenue(3)	471,484	475,480	504,194	512,806	512,806	959
Effective Gross Income	$10,988,804	$11,732,290	$12,115,456	$12,177,707	$12,641,853	$23,630

Total Operating Expenses	$3,163,003	$3,088,559	$3,116,040	$3,130,299	$3,140,723	$5,871

Net Operating Income	$7,825,801	$8,643,731	$8,999,416	$9,047,408	$9,501,130	$17,759
Replacement Reserves	0	0	0	0	139,635	261
Net Cash Flow	$7,825,801	$8,643,731	$8,999,416	$9,047,408	$9,361,495	$17,498

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of March 21, 2018.

(3)	Other revenue includes reimbursement revenue, parking revenue, forfeited security deposits, termination fees, late fees, laundry income, pet fees and miscellaneous revenue.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ALISO CREEK APARTMENTS

■	Appraisal. According to the appraisal, the Aliso Creek Apartments Property had an “as-is” appraised value of $180,400,000 as of February 22, 2018.

■	Environmental Matters. According to a Phase I environmental report dated February 28, 2018, there are no recognized environmental conditions or recommendations for further action at the Aliso Creek Apartments Property.

■	Market Overview and Competition. The Aliso Creek Apartments Property is a garden-style multifamily property located in Aliso Viejo, California which is part of the Santa Ana-Anaheim-Irvine metropolitan statistical area, the 12th most populous metro area in the United States with a population of approximately 3.2 million as of 2016.

The Aliso Creek Apartments Property is located in the Laguna Hills multifamily submarket within the Orange County multifamily market. As of the fourth quarter of 2017, the Orange County multifamily market included a total of 221,509 units, with a vacancy of 8,417 units or 3.8%. Average asking rental rates for the Orange County multifamily market were $1,871 per unit as of the fourth quarter of 2017. As of the fourth quarter of 2017, the Laguna Hills multifamily submarket included a total of 7,548 units, with a vacancy of 566 units or 7.5%. Average asking rental rates for the Laguna Hills multifamily submarket were $1,973 per unit as of the fourth quarter of 2017. The 2018 estimated population within a 1-mile, 3-mile and 5-mile radius of the Aliso Creek Apartments Property is 24,290, 141,718 and 321,586, respectively. The 2018 estimated average household income within a 1-mile, 3-mile and 5-mile radius of the Aliso Creek Apartments Property is $116,250, $130,599 and $140,109, respectively. Major employers in the Orange County multifamily market include Disneyland Resort, The Walt Disney Co., University of California, Irvine, St. Joseph Health and Kaiser Permanente.

The Aliso Creek Apartments Property is located 2.25 miles south of the Laguna Hills Mall, an 846,885 SF regional shopping mall anchored by Macy’s, JCPenney and Nordstrom Rack. The Shops at Mission Viejo, an approximately 1,250,000 SF regional shopping mall anchored by Nordstrom, Macy’s Women’s and Children’s Store, Macy’s Men’s & Furniture Gallery and Forever 21, is located three miles east of the Aliso Creek Apartments Property.

The following table presents certain information relating to the primary competition for the Aliso Creek Apartments Property:

Competitive Set(1)

	Aliso Creek Apartments(2)	City Lights at Town Center	Aliso Town Center	Aventine at Aliso Viejo	Alize at Aliso Viejo Apartment Homes	Alicante Apartment Homes	Wood Canyon Villa Apartment Homes	Pointe Niguel	The Palms at Laguna Niguel	Barcelona Resort Apartments	St. Moritz Resort Apartments
Address	24152 Hollyoak	5000 City Lights Drive	23511 Aliso Creek Road	22501 Chase	2 Enterprise	27662 Aliso Creek Road	28520 Wood Canyon Drive	29781 Niguel Road	28188 Moulton Parkway	23592 Windsong	23411 Summerfield
City, State	Aliso Viejo, CA	Aliso Viejo, CA	Aliso Viejo, CA	Aliso Viejo, CA	Aliso Viejo, CA	Aliso Viejo, CA	Aliso Viejo, CA	Laguna Niguel, CA	Laguna Niguel, CA	Aliso Viejo, CA	Aliso Viejo, CA
Avg. SF	1,026	941	821	953	915	913	893	1,091	787	1,189	1,184
Avg. Rent	$1,989	$2,087	$2,001	$1,901	$2,064	$2,034	$2,040	$2,196	$1,929	$2,258	$2,329
Rent per SF	$1.94	$2.27	$2.46	$2.01	$2.27	$2.24	$2.34	$2.03	$2.51	$1.91	$2.02

(1)	Source: Appraisal.

(2)	As provided by the borrower per the underwritten rent roll dated March 21, 2018.

■	The Borrower. The borrower is Aliso Creek Apartment Partners, LLC, a Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Aliso Creek Apartments Whole Loan. The non-recourse carveout guarantors under the Aliso Creek Apartments Whole Loan are Geoffrey L. Stack, Geoffrey L. Stack, as Trustee of the Stack Revocable Trust Dated July 30, 2009 and Anthony Rossi, Sr., on a joint and several basis.

Geoffrey L. Stack is a managing director at Sares Regis Operating Company, L.P. (“SROC”). Sares Regis Management Company, L.P. is the property manager and is owned by the SROC. SROC, the successor entity to Sares Regis Group, was established through the 1993 merger of the Regis Group, a national firm specializing in the investment, construction, management, and sale of multifamily and residential properties, and the Sares Company, a firm specializing in developing, acquiring, and managing industrial and office properties. Since its

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ALISO CREEK APARTMENTS

inception in 1993, SROC has acquired or developed approximately 40 million SF of commercial properties and approximately 20,000 multifamily housing units in California, Colorado and Arizona. SROC has a combined portfolio of property and fee-based assets under management valued at more than $4 billion, including approximately 20 million SF of commercial and industrial space and more than 15,000 rental apartments as of June 2018.

Anthony Rossi, Sr. is the chairman and founder of RMK Management Corporation. RMK Management Corporation is a Chicago-based real estate company which was founded in 1979 and manages 27 rental properties totaling over 7,000 units.

■	Escrows. On the origination date, the borrower funded a tax reserve in the amount of approximately $58,053.

On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, unless, in the case of insurance premiums, the borrower is maintaining a blanket policy or using a premium financing agreement in accordance with the related loan documents and (ii) a monthly capital expenditure reserve in an amount equal to $11,623.

■	Lockbox and Cash Management. The Aliso Creek Apartments Whole Loan is structured with a soft lockbox and in-place cash management. The borrower is required to cause all cash revenues relating to the Aliso Creek Apartments Property and all other money received by the borrower or the property manager with respect to the Aliso Creek Apartments Property (other than tenant security deposits required to be held in escrow accounts) to be deposited into a lender-controlled lockbox account or cash management account within one business day of receipt. On each business day, all amounts in the lockbox account are required to be remitted to the cash management account.

For so long as no Aliso Creek Apartments Trigger Period or event of default under the Aliso Creek Apartments Whole Loan is continuing, all funds in the cash management account in excess of those required to pay amounts due to the lender on the next due date (including any applicable reserves) are required to be swept into a borrower-controlled operating account on each business date. During the continuance of an Aliso Creek Apartments Trigger Period or, at the lender’s discretion, during an event of default under the Aliso Creek Apartments Whole Loan, all amounts on deposit in the cash management account after payment of debt service, mezzanine debt service (if any), required reserves and operating expenses are required to be reserved as additional collateral for the Aliso Creek Apartments Whole Loan.

An “Aliso Creek Apartments Trigger Period” means (i) each period that commences when the debt service coverage ratio (as calculated under the related loan documents), determined as of the first day of any fiscal quarter, is less than 1.15x and concludes when (a) the debt service coverage ratio, determined as of the first day of each of two consecutive fiscal quarters, is equal to or greater than 1.15x or (b) if the debt service coverage ratio (as calculated under the related loan documents), determined as of the first day of any quarter, is at least 1.10x and the borrower delivers cash or a letter of credit in an amount equal to $1,108,054, (ii) the period commencing upon the borrower’s failure to deliver required monthly, quarterly or annual financial reports and ending when such reports are delivered and indicate that no other Aliso Creek Apartments Trigger Period is ongoing and (iii) the period during the continuance of any event of default under any mezzanine loan.

■	Property Management. The Aliso Creek Apartments Property is managed by Sares Regis Management Company, L.P., an affiliate of the borrower, pursuant to a management agreement. Under the related loan documents, the Aliso Creek Apartments Property is required to remain managed by Sares Regis Management Company, L.P. or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right, in its sole discretion, to replace, or require the borrower to replace, the property manager and require the borrower to engage a property manager selected by the borrower, subject to the lender’s reasonable approval (or in the event of any event of default under the Aliso Creek Apartments Whole Loan or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, selected by the lender) (i) during the continuance of an event of default under the Aliso Creek Apartments Whole Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

ALISO CREEK APARTMENTS

transaction, or during the continuance of a material default by a property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iii) if the property manager files for or is the subject of a petition in bankruptcy or (iv) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Release of Collateral. The Aliso Creek Apartments Property contains two lots consisting of landscaping known as “Lot A” and “Lot B”. A declaration encumbering the Aliso Creek Apartments Property required that the landscaping of Lot A and Lot B be completed in 1984 and then conveyed to the master association. Such a conveyance never occurred. In the event a court orders such a conveyance, the lender will be required to release Lot A and Lot B from the lien of the mortgage without payment of any yield maintenance or prepayment premium, subject to compliance with the REMIC provisions.

■	Mezzanine or Secured Subordinate Indebtedness. Concurrently with the origination of the Aliso Creek Apartments Whole Loan, TCM CRE Credit Fund TRS LLC made a $20,000,000 mezzanine loan (the “Aliso Creek Apartments Mezzanine Loan”) to the sole member of the borrower, which is secured by the sole member’s ownership interest in the borrower. The mezzanine loan is coterminous with the Aliso Creek Apartments Whole Loan and accrues interest at a fixed per annum rate equal to 9.0000%. The lenders of the Aliso Creek Apartments Whole Loan and the Aliso Creek Apartments Mezzanine Loan entered into an intercreditor agreement that provides for customary consent rights, cure rights and the right of the mezzanine lender to purchase the defaulted mortgage loan. See “Description of the Mortgage Pool—Additional Indebtedness—Mezzanine Indebtedness” in the Preliminary Prospectus.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the Aliso Creek Apartments Property, as well as 18 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA is no longer in effect, then the borrower’s requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

COMMONWEALTH CENTRE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COMMONWEALTH CENTRE

14360 NEWBROOK DRIVE
NEWBROOK DRIVE
Collateral
Commonwealth Centre

14370 NEWBROOK DRIVE
NEWBROOK DRIVE

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COMMONWEALTH CENTRE

Commonwealth Centre
14370 & 14360 Newbrook Drive
Chantilly, VA 20151
Sterling
Herndon
Reston
Dulles
WASHINGTON-DULLES INTERNATIONAL AIRPORT
Chantilly
Vienna
Fairfax
Manassas Park
Clifton
Washington, DC
Bethesda
Arlington
Alexandria
MAP © 2018 CARTIFACT

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COMMONWEALTH CENTRE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Chantilly, Virginia	Cut-off Date Principal Balance	$49,000,000
Property Type	Office	Cut-off Date Principal Balance per SF	$155.02
Size (SF)	316,081	Percentage of Initial Pool Balance	6.0%
Total Occupancy as of 4/1/2018(1)	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 4/1/2018(1)	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2007, 2008 / NAP	Mortgage Rate	3.9860%
Appraised Value	$97,700,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120

Underwritten Revenues	$9,241,950
Underwritten Expenses	$3,037,801	Escrows
Underwritten Net Operating Income (NOI)	$6,204,149	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$5,751,742	Taxes	$0	$0
Cut-off Date LTV Ratio	50.2%	Insurance	$0	$0
Maturity Date LTV Ratio	50.2%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	3.13x / 2.90x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	12.7% / 11.7%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$49,000,000	49.9%	Purchase Price	$97,750,000	99.5%
Principal’s New Cash Contribution	49,225,554	50.1	Closing Costs	475,554	0.5

Total Sources	$98,225,554	100.0%	Total Uses	$98,225,554	100.0%

(1)	Total Occupancy and Owned Occupancy includes 32,015 SF of GSA expansion space that is under construction and anticipated to be completed in November 2018. GSA is anticipated to take occupancy and begin paying rent in December 2018. We cannot assure you that this construction will be completed as anticipated or at all.

■	The Mortgage Loan. The mortgage loan (the “Commonwealth Centre Loan”) is evidenced by a note in the original principal amount of $49,000,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in a general suburban office property in Chantilly, Virginia (the “Commonwealth Centre Property”). The Commonwealth Centre Loan was originated by Goldman Sachs Mortgage Company on April 11, 2018 and represents approximately 6.0% of the Initial Pool Balance. The note evidencing the Commonwealth Centre Loan has an outstanding principal balance as of the Cut-off Date of $49,000,000 and an interest rate of 3.9860% per annum. The borrower utilized the proceeds of the Commonwealth Centre Loan to acquire the Commonwealth Centre Property and pay origination costs.

The Commonwealth Centre Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The Commonwealth Centre Loan requires interest only payments during its term. The scheduled maturity date of the Commonwealth Centre Loan is the due date in May 2028. Voluntary prepayment of the Commonwealth Centre Loan is prohibited prior to the due date in November 2027. Provided that no event of default under the Commonwealth Centre Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

■	The Mortgaged Property. The Commonwealth Centre Property is a two building 316,081 SF, general suburban office complex located at 14370 Newbrook Drive and 14360 Newbrook Drive Chantilly, Virginia. The Commonwealth Centre Property buildings are located in Westfields Corporate Park and feature state-of-the-art systems and sustainability features, including a LEED Platinum certification for the 14360 Newbrook Drive building and LEED Silver CI rating for the 14370 Newbrook Drive building. The Commonwealth Centre Property was constructed in 2007 and 2008 and as of April 1, 2018 is 100% leased to two tenants. One of the tenants, CACI International, Inc. (“CACI”) completed an $11 million renovation of their space in December 2016. The other tenant is the General Services Administration (“GSA”), an independent agency of the federal U.S. government, and the space is used by the Federal Bureau of Investigation (“FBI”). The Commonwealth Centre Property features 32,000 SF floor plates and 9’ finished ceilings (floors 2-5, 11’ on the 1st floor).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COMMONWEALTH CENTRE

The following table presents certain information relating to the major tenants at the Commonwealth Centre Property:

Two Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
CACI(2)	NR / NR / BB+	220,551	69.8%	$6,371,718	66.5%	$28.89	1/31/2029	2, 5 year options
GSA(3)(4)	AAA / Aaa / AA+	95,530	30.2	3,203,459	33.5	33.53	11/14/2026	NA
Two Largest Owned Tenants		316,081	100.0%	$9,575,177	100.0%	$30.29
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Total All Owned Tenants		316,081	100.0%	$9,575,177	100.0%	$30.29

(1)	Certain ratings are those of the parent company or governmental entity whether or not the parent company or governmental entity guarantees the lease.

(2)	CACI has the right to terminate its lease as of January 31, 2026 with 12 months’ notice and payment of a termination fee.

(3)	GSA leases the space on behalf of the FBI and has the right to terminate its lease on or after January 1, 2025 with nine months’ notice and payment of a termination fee if GSA relocates to the new FBI headquarters building.

(4)	Includes 32,015 SF of GSA expansion space that is under construction and anticipated to be completed in December 2018. GSA is anticipated to take occupancy and begin paying rent in December 2018. We cannot assure you that this construction will be completed as anticipated or at all.

The following table presents certain information relating to the lease rollover schedule at the Commonwealth Centre Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	95,530	30.2	30.2%	3,203,459	33.5	33.53	1
2027	0	0.0	30.2%	0	0.0	0.00	0
2028	0	0.0	30.2%	0	0.0	0.00	0
2029 & Thereafter	220,551	69.8	100.0%	6,371,718	66.5	28.89	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	316,081	100.0%		$9,575,177	100.0%	$30.29	2

(1)	Calculated based on approximate square footage leased by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the Commonwealth Centre Property:

Historical Leased %(1)

2015	2016	2017
89.9%	89.9%	89.9%

(1)	As provided by the borrowers and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COMMONWEALTH CENTRE

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Commonwealth Centre Property:

Cash Flow Analysis(1)

	2015	2016	2017	TTM 2/28/2018	Underwritten(2)	Underwritten $ per SF
Base Rental Revenue	$9,448,807	$7,394,061	$8,156,553	$8,174,348	$9,575,177	$30.29
Contractual Rent Steps(3)	0	0	0	0	95,214	0.30
Total Reimbursement Revenue	232,290	477,025	202,014	298,797	315,605	1.00
Other Revenue	76,268	26,139	116,748	123,983	115,407	0.37
Gross Revenue	$9,757,365	$7,897,225	$8,475,315	$8,597,127	$10,101,403	$31.96
Vacancy Loss	0	0	0	0	(859,453)	(2.72)
Effective Gross Revenue	$9,757,365	$7,897,225	$8,475,315	$8,597,127	$9,241,950	$29.24

Total Operating Expenses	$3,053,753	$2,803,539	$2,895,380	$3,037,438	$3,037,801	$9.61

Net Operating Income	$6,703,612	$5,093,686	$5,579,935	$5,559,689	$6,204,149	$19.63
TI/LC	0	0	0	0	373,387	1.18
Replacement Reserves	0	0	0	0	79,020	0.25
Net Cash Flow	$6,703,612	$5,093,686	$5,579,935	$5,559,689	$5,751,742	$18.20

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of April 1, 2018 and contractual rent steps through June 30, 2019.

(3)	The underwritten contractual credit rent steps line item reflects the present value of the incremental rent steps over the term of GSA’s lease.

■	Appraisal. According to the appraisal, the Commonwealth Centre Property had an “as-is” appraised value of $97,700,000 as of March 6, 2018.

■	Environmental Matters. According to a Phase I environmental report dated March 8, 2018 there are no recognized environmental conditions or recommendations for further action at the Commonwealth Centre Property.

■	Market Overview and Competition. According to the appraisal, the Commonwealth Centre Property is a general suburban office complex situated in the Washington, D.C. Metropolitan Statistical Area. This is the seventh most populous metropolitan area in the nation. Average household income within the primary trade area in 2017 was approximately $167,389, 127.9% of the CBSA average ($130,884) and 169.3% of the state average ($98,875).

The following table presents certain information relating to the primary competition for the Commonwealth Centre Property:

Office Lease Comparables(1)

Property Name	Location	Lease Type	Quoted Rate per SF	Tenant	Lease Size (SF)	Lease Date	Approx. Lease Term (Years)
14520 Avion Parkway	Chantilly, VA	Full Service	$27.00	Panasonic Avionics Corp	60,000	2017	6
Stoneleigh I	Chantilly, VA	Full Service	$29.43	US Information Technologies Corporation	105,833	2017	1
15049 Conference Center Drive	Chantilly, VA	Full Service	$29.00	Able Vets	150,000	2017	5
Trinity Center 1	Chantilly, VA	Full Service	$29.75	Fulcrum IT	150,000	2017	9
Plaza East II	Chantilly, VA	Full Service	$27.50	Intergraph	123,426	2017	11
Comparable Property Average			$28.54		117,852		6

(1)	Information is based on third party market research reports.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COMMONWEALTH CENTRE

■	The Borrower. The borrower is Commonwealth Owner LLC, a Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Commonwealth Centre Loan. Other than the borrower, no person or entity guarantees the non-recourse carveouts with respect to the Commonwealth Centre Loan.

The borrower sponsor is a JV between Oaktree and Hines. In the aggregate, Oaktree and Hines have over $200 billion of assets under management as of April 2018. Oaktree was formed in 1995 by a group of individuals who had been investing together since the mid-1980s in high yield bonds, convertible securities, distressed debt, real estate, control investments and listed equities. As of April 2018, Oaktree has over 900 employees in Los Angeles (headquarters), New York, Stamford, Houston, London, Paris, Frankfurt, Amsterdam, Dublin, Luxembourg, Dubai, Hong Kong, Tokyo, Singapore, Seoul, Beijing, Shanghai and Sydney. The firm has 34 portfolio managers with average experience of 23 years. Hines is a privately owned global real estate investment firm founded in 1957 with a presence in 201 cities in 21 countries. Hines has approximately $100 billion of assets under management as of April 2018. Hines has developed, redeveloped or acquired 1,262 properties, totaling over 414 million square feet.

■	Escrows. On each due date during the Commonwealth Centre Trigger Period, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, unless, in the case of insurance premiums, the borrower is maintaining a blanket policy, (ii) a tenant improvements and leasing commissions reserve in an amount equal to approximately $39,510, and (iii) a capital expenditure reserve in an amount equal to approximately $6,585.

A “Commonwealth Centre Trigger Period” means (i) each period that commences when the debt yield (as calculated under the loan documents), determined as of the first day of any fiscal quarter, is less than 10.00% and concludes when the debt yield, determined as of the first day of each of two consecutive fiscal quarters, is equal to or greater than 10.00%, (ii) the period commencing upon the borrower’s failure to deliver required monthly, quarterly or annual financial reports and ending when such reports are delivered and indicate no other Commonwealth Trigger Period is ongoing, or (iii) if the CACI tenant exercises its option to terminate its lease, the period commencing 12 months prior to the effective date of such termination and concluding when the debt yield (calculated on a pro forma basis to exclude income from the CACI lease), determined as of the first day of each of two consecutive fiscal quarters, is equal to or greater than 10.00%.

■	Lockbox and Cash Management. The Commonwealth Centre Loan is structured with a hard lockbox and springing cash management. The borrower was required to direct tenants to pay rent directly to a lender-controlled lockbox account, and the borrower will be required to cause all cash revenues relating to the Commonwealth Centre Property and all other money received by the borrower or the property manager with respect to the Commonwealth Centre Property (other than tenant security deposits) to be deposited into such lockbox account or a lender-controlled cash management account within two business days of receipt. On each business day that no Commonwealth Centre Trigger Period or event of default under the Commonwealth Centre Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day during the continuance of a Commonwealth Centre Trigger Period or event of default under the Commonwealth Centre Loan, all funds in the lockbox account are required to be swept into the cash management account. During the continuance of a Commonwealth Centre Trigger Period or, at the lender’s discretion, during an event of default under the Commonwealth Centre Loan, all amounts on deposit in the cash management account after payment of debt service, required reserves and operating expenses are required to be applied in the following order: (a) during a Commonwealth Centre Trigger Period under clause (i) of such definition, an amount (when subtracted from the outstanding principal balance of the Commonwealth Centre Loan) that would result in a debt yield equal to 10.00%, to be reserved as additional collateral for the Commonwealth Centre Loan and (b) during a Commonwealth Centre Trigger Period under clause (iii) of such definition, all remaining amounts to be reserved as additional collateral for the Commonwealth Centre Loan.

■	Property Management. The Commonwealth Centre Property is managed by Hines GS Properties, Inc., an affiliate of the borrower, pursuant to a management agreement. Under the related loan documents, the Commonwealth Centre Property is required to remain managed by Hines Interests Limited Partnership, Hines GS

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

COMMONWEALTH CENTRE

Properties, Inc., any other property management affiliate of Hines Interests Limited Partnership, Bellweather Asset Management, Inc., any property management affiliate of Oaktree Capital Management, L.P., or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right, in its sole discretion, to replace, or require the borrower to replace, the property manager and require the borrower to engage a property manager selected by the borrower, subject to lender’s reasonable approval (or in the event of any event of default under the Commonwealth Centre Loan or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, selected by the lender) (i) during the continuance of an event of default under the Commonwealth Centre Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, or during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iii) if the property manager files for or is the subject of a petition in bankruptcy or (iv) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Release of Collateral. Provided no event of default is continuing under the Commonwealth Centre Loan, the borrower and its subsidiaries have the right at any time on or after the first due date following the second anniversary of the securitization Closing Date to obtain release of one or both of 14360 Newbrook Drive and 14370 Newbrook Drive, subject to the satisfaction of certain conditions, including, among others: (i) delivery of defeasance collateral in an amount equal to (a) in the case of 14360 Newbrook Drive, $27,255,000, and (b) in the case of 14370 Newbrook Drive, $29,095,000, (ii) after giving effect to such release, the debt yield (as calculated under the loan documents) for the trailing 12-month period ending on the most recently ended fiscal quarter, is equal to or greater than the greater of (x) 14.15% and (y) the lesser of (A) the debt yield immediately prior to such release and (B) 15.40%, (iii) delivery of a Rating Agency Confirmation and (iv) delivery of a REMIC opinion.

■	Mezzanine or Secured Subordinate Indebtedness. Provided no event of default is continuing under the Commonwealth Centre Loan, the loan documents permit future mezzanine financing, subject to satisfaction of certain conditions, including, among others (i) execution of a customary intercreditor agreement in form and substance reasonably acceptable to the lender, (ii) the mezzanine loan and the Commonwealth Centre Loan have a combined loan-to-value ratio (as calculated under the loan documents) of no greater than 50.2%, (iii) the debt yield (as calculated under the loan documents and taking into account the mezzanine loan and the Commonwealth Centre Loan) is at least 14.15% and (iv) receipt of a Rating Agency Confirmation. See “Description of the Mortgage Pool—Additional Indebtedness—Mezzanine Indebtedness” in the Preliminary Prospectus.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the Commonwealth Centre Property, as well as 18 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA is no longer in effect, then the borrower’s requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MOA HOTEL LEASED FEE PORTFOLIO

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MOA HOTEL LEASED FEE PORTFOLIO

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MOA HOTEL LEASED FEE PORTFOLIO

MAP © 2018 CARTIFACT
DATA © OSM CONTRIBUTORS
Champlin
Rogers
Brooklyn Park
Mounds View
Maple Grove
Shoreview
Minneapolis
Roseville
Oakdale
Lake Elmo
St Paul
Minnetonka
SAINT PAUL DOWNTOWN AIRPORT
Woodbury
MINNEAPOLIS/ST PAUL INTERNATIONAL AIRPORT
Bloomington
Shakopee
Chaska
Burnsville
Rosemount
Coates
Savage
Apple Valley
Veteran's Memorial Park
Super Target Shopping Center
E 66TH ST
MINNEAPOLIS-ST. PAUL INTERNATIONAL AIRPORT
Christian Park
Light Rail
Fort Snelling National Cemetery
Roosevelt Park
Washington Park
Shops at Lyndale
494
AMERICAN BLVD E
24TH AVE S
IKEA
Fenlanson's Playlot
W 82ND ST
Smith Park
Mall of America
E OLD SHAKOPEE RD
Bryant Park
W 86TH ST
Wright's Lake Park
Bloomington
Long Meadow Lake
W 90TH ST
Valley View Playfield
LYNDALE AVE S
NICOLLET AVE S
PORTLAND AVE S
Fort Snelling State Park
35W
77

MOA Hotel Leased Fee Portfolio

#	PROPERTY NAME	ADDRESS	CITY/STATE	ZIP CODE
1	JW Marriott at Mall of America - Ground Lease	2141 Lindau Lane	Bloomington, MN	55425
2	Radisson Blu at Mall of America - Ground Lease	2100 Killebrew Drive	Bloomington, MN	55425

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MOA HOTEL LEASED FEE PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	2	Loan Seller		GSMC
Location (City/State)	Bloomington, Minnesota	Cut-off Date Principal Balance		$43,336,000
Property Type	Ground Leased Land	Cut-off Date Principal Balance per Unit		NAP
Size (Units)	NAP	Percentage of Initial Pool Balance		5.3%
Total Occupancy	NAP	Number of Related Mortgage Loans		None
Owned Occupancy	NAP	Type of Security	Fee Simple / Subleased Air Rights
Year Built / Latest Renovation	NAP / NAP	Mortgage Rate		5.1275%
Appraised Value(1)	$68,400,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues	$3,230,453
Underwritten Expenses	$17,205	Escrows
Underwritten Net Operating Income (NOI)	$3,213,248		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,213,248	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	63.4%	Insurance	$3,315	$0
Maturity Date LTV Ratio(1)	63.4%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.43x / 1.43x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	7.4% / 7.4%	Other(2)	$136,520	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$43,336,000	99.5%	Loan Payoff	$42,669,204	98.0%
Principal’s New Cash Contribution	208,076	0.5	Closing Costs	735,036	1.7
			Reserves	139,835	0.3

Total Sources	$43,544,076	100.0%	Total Uses	$43,544,076	100.0%

(1)	The Appraised Value, Cut-off Date LTV Ratio and Maturity Date LTV Ratio are based on the sum of the “as-is” appraised values of the leased fee interests in the JW Marriott at Mall of America and the Radisson Blu at Mall of America.
(2)	Other upfront reserve represents a gap rent reserve. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “MOA Hotel Leased Fee Portfolio Loan”) is evidenced by two pari passu notes with an aggregate original principal amount of $43,336,000 and is secured by a first mortgage encumbering (i) the borrowers’ fee simple interest in the land under a Radisson Blu at Mall of America (“Radisson Blu”) hospitality property, which land is ground leased and (ii) the borrowers’ leasehold interest in the air rights over the land on which a JW Marriott at Mall of America (“JW Marriott”) hospitality property is located, which air rights are subleased to the JW Marriott tenant (such land and air rights, the “MOA Hotel Leased Fee Portfolio Properties”, and such hospitality properties, the “MOA Hotel Leased Fee Portfolio Improvements”). The MOA Hotel Leased Fee Portfolio Properties are located in Bloomington, Minnesota. The MOA Hotel Leased Fee Portfolio Improvements are not collateral for the MOA Hotel Leased Fee Portfolio Loan. The MOA Hotel Leased Fee Portfolio Loan was originated by Goldman Sachs Mortgage Company on June 14, 2018 and represents approximately 5.3% of the Initial Pool Balance. The notes evidencing the MOA Hotel Leased Fee Portfolio Loan have an aggregate outstanding principal balance as of the Cut-off Date of $43,336,000 and an interest rate of 5.1275% per annum. The borrowers utilized the proceeds of the MOA Hotel Leased Fee Portfolio Loan to refinance existing debt, fund reserves and pay origination costs.

The MOA Hotel Leased Fee Portfolio Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The MOA Hotel Leased Fee Portfolio Loan requires interest only payments during its term. The scheduled maturity date of the MOA Hotel Leased Fee Portfolio Loan is the due date in July 2028. Voluntary prepayment of the MOA Hotel Leased Fee Portfolio Loan is prohibited prior to the due date in January 2028. Provided that no event of default under the MOA Hotel Leased Fee Portfolio Loan is continuing, defeasance with direct, non-callable obligations of the United States of America is permitted at any time on or after the first due date following the second anniversary of the securitization Closing Date.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MOA HOTEL LEASED FEE PORTFOLIO

■	The Mortgaged Property. The MOA Hotel Leased Fee Portfolio Properties are collateralized by the fee simple interest in the ground beneath the Radisson Blu and the leased interest in the air rights for the parcels of land on which the JW Marriott is located. Both hotels are directly connected to the Mall of America in Bloomington, Minnesota. The Radisson Blu fee simple interest is owned by one of the borrowers (i.e. South Pad Hotel, LLC) and is a portion of an approximate 2.12 acre site that is ground leased under a lease that expires on December 16, 2109. A separate entity, affiliated with the borrower, owns the fee simple interest in the ground below the JW Marriott and leases the air rights to the other borrower (i.e. North Pad Hotel, LLC), who subleases the air rights to a third party entity who has then entered a management agreement with Marriott International, Inc. for the operation of the JW Marriott. The air rights lease between the fee land owner and the borrower (the “Underlying Lease”) expires on January 30, 2113 and requires payment of ground rent equal to $1 for the full term of the Underlying Lease which has been paid and contains customary lender protections that are generally required in a leasehold interest financing, including but not limited to, a right to a new lease (termination and bankruptcy), right to cure defaults, no right to undertake amendments without lender’s consent. The lessor under the Underlying Lease has the right to purchase the MOA Hotel Leased Fee Portfolio Loan within 30 days if a leasehold mortgagee accelerates the debt as a result of a continuing event of default. Any such payment is required to be accompanied by any costs and expenses mandated by the holder of the MOA Hotel Leased Fee Portfolio Loan (including prepayment penalties and fees, and defeasance or yield maintenance costs).

Lease Terms

	JW Marriott (Subleased Air Rights)	Radisson Blu (Ground Lease)
Term	1/31/2014 - 1/30/2113	12/17/2010 - 12/16/2109
Base Rent	12/1/2017 - 11/30/2018 - $606,756 12/1/2018 – 11/30/2019 - $758,445	4/1/2018 - 3/31/2019 - $1,005,781
Termination Options	NA	NA
Extension Options	NA	3, 10-year options
Future Base Rent Annual Escalations	2%	2%
Percentage Rent	The greater of (i) 3.25% of total revenue, or (ii) 7.5% of gross operating profit, minus any minimum rent payment.	The greater of (i) 3.25% of total revenue, or (ii) 7.5% of gross operating profit, minus any minimum rent payment.
CAM Payment(1)	$20,833	$20,833

(1)	As of June 2018. Monthly CAM payments are adjusted annually by CPI.

The 342 key JW Marriott opened in November 2015 after an approximately $105 million construction, and features a ballroom with seating for 1,725, a restaurant, bar and lounge, and an executive lounge. The owner of the JW Marriott and tenant under the sublease is a subsidiary of the Shakopee Mdewakanton Sioux Community, a local Indian tribe. The hotel is managed by Marriott International.

The 500 key Radisson Blu opened in March 2013, and is one of the three Radisson Blu hotels in the United States. The project cost $137.5 million to construct, and features approximately 26,300 SF of event space, a spa and fitness center, as well as the FireLake Grill House and Cocktail Bar. The owner of the Radisson Blu and tenant under the lease is a subsidiary of HNA Tourism (“HNA”). The tenant acquired the hotel when HNA Tourism acquired Carlson Hotels, parent of the Radisson brand. HNA Tourism currently operates and invests in nearly 3,200 hotels with over 380,000 keys across major markets.

Mortgaged Properties

Property	Allocated Loan Amount	Ground Lease Expiration	Leased Fee Underwritten NCF	Leased Fee Appraised Value
Leased Fee Simple Interest – Radisson Blu	$23,000,000	12/16/2109	$1,662,941	$37,400,000
Leased Fee Simple Air Rights – JW Marriott	$20,336,000	1/30/2113	$1,550,307	$31,000,000

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MOA HOTEL LEASED FEE PORTFOLIO

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the MOA Hotel Leased Fee Portfolio Properties:

Cash Flow Analysis(1)

	2015	2016	2017	TTM 2/28/2018	Underwritten(2)
Base Rent – JW Marriott	$200,000	$1,037,922	$467,708	$492,989	$814,163
Base Rent – Radisson Blu	725,044	918,389	981,226	984,448	1,095,903
Total Base Rent	$925,044	$1,956,311	$1,448,934	$1,477,437	$1,910,066

Percentage Rent – JW Marriott(3)	$0	$40,700	$488,400	$599,021	$488,400
Percentage Rent – Radisson Blu(3)	568,772	392,702	306,381	305,151	314,757
Total Percentage Rent(3)	$568,772	$433,402	$794,781	$904,172	$803,157

CAM Payments(4)	$294,492	$483,921	$511,043	$513,015	$517,230
Miscellaneous Operating Income	0	0	5	7	0
Interest Income	261	166	213	222	0

Total Revenue	$1,788,569	$2,873,801	$2,754,975	$2,894,853	$3,230,453

Total Expenses(5)	$3,924	$6,733	$27,410	$27,368	$17,205

Net Operating Income	$1,784,645	$2,867,068	$2,727,566	$2,867,485	$3,213,248

Net Cash Flow	$1,784,645	$2,867,068	$2,727,566	$2,867,485	$3,213,248

(1)	Certain items such as straight line rent, interest expense, interest income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Underwritten Total Base Rent is based on the 10-year contractual average of the unabated base rent per the ground leases, which increase 2% annually. The JW Marriott opened in November 2015 and will commence paying unabated rent on 12/1/2018.
(3)	Percentage Rent is based on the borrowers’ estimate for 2018.
(4)	CAM Payments are based on contractual amounts per the leases.
(5)	Expenses include liability and business interruption insurance, audit/accounting fees and other miscellaneous expenses.

■	Appraisal. According to the appraisal, the MOA Hotel Leased Fee Portfolio Properties had an aggregate “as-is” appraised value of $68,400,000 as of April 17, 2018.

■	Environmental Matters. According to Phase I environmental reports dated April 30, 2018, there are no recognized environmental conditions or recommendations for further action at the MOA Hotel Leased Fee Portfolio Properties.

■	Market Overview and Competition. The MOA Hotel Leased Fee Portfolio Properties are located in Bloomington, Minnesota, which is the fifth largest city in the state of Minnesota, and a suburb of Minneapolis. Bloomington benefits from its proximity to Minneapolis, St. Paul, and the Minneapolis-St. Paul International Airport, which is located approximately 3.9 miles away. The properties are both located at the Mall of America, which is one of the largest malls in North America and the most visited shopping center in the United States.

Since opening in 1992, Mall of America (the “Mall”) has been a tourist destination in the United States. As of June 2018, the Mall attracts over 40 million visitors per year, features over 500 stores, 50 restaurants and spans approximately 4.2 million SF. The Mall is anchored by Nordstrom (210,664 SF), Sears (177,904 SF) and Macy’s (276,581 SF). The Mall also features a Nickelodeon themed indoor park, which boasts multiple roller coasters, miniature golf and is the largest indoor theme park in the United States.

The appraiser identified a comparable hotel set in the Twin Cities market to help identify the operating metrics for the two hotels. The hotels in the competitive set were chosen due to their proximity to the subject, similar competitive profiles, similar upscale or luxury offerings and most importantly, similar guest mix profile. The appraiser also included assets from downtown Minneapolis.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MOA HOTEL LEASED FEE PORTFOLIO

The following table presents certain information relating to the primary competition for the MOA Hotel Leased Fee Portfolio Properties that was identified by the appraiser:

Competitive Set(1)

Property	Number of Rooms	Year Built	Distance from Subject
JW Marriott	342	2015	NA
Radisson Blu	500	2013	NA
Competitive Set
Radisson Blu Minneapolis Downtown	360	1987	10.9 miles
W Hotel Minneapolis The Foshay	229	2008	10.5 miles
Luxury Collection Hotel Ivy	136	2008	10.5 miles
Loews Minneapolis Hotel	251	2003	10.9 miles
AC Hotels by Marriott Bloomington Mall Of America	148	2017	0.3 miles
Hyatt Regency Bloomington Minneapolis	303	2016	1.1 miles
Embassy Suites Minneapolis Airport	310	1986	1.5 miles
Marriott Minneapolis Airport	472	1971	0.7 miles
Hilton Minneapolis St Paul Airport Mall Of America	300	1987	1.4 miles
Embassy Suites Bloomington Minneapolis	232	1980	4.8 miles
Westin Edina Galleria	225	2008	5.5 miles
Sheraton Hotel Bloomington	282	1975	7.1 miles

(1)	Source: Appraisal.

■	The Borrowers. The borrowers are North Pad Hotel, LLC and South Pad Hotel, LLC, each a Delaware limited liability company. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the MOA Hotel Leased Fee Portfolio Loan. The non-recourse carveout guarantor under the MOA Hotel Leased Fee Portfolio Loan is 7 Crowns Corporation, an Alberta, Canada corporation.

■	Escrows. On the origination date, the borrowers funded (i) an insurance reserve in the amount of $3,315 and (ii) a gap rent reserve in the amount of $136,520, which amount represents the difference between the current rental amount paid pursuant to the air rights sublease and the underwritten rental amount for such sublease as of the origination date. The reserve is required to be released once contractual base rent under the air rights sublease of $758,445 for 2019 has commenced.

On each due date, the borrowers are required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the taxes and insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months, unless, (a) in the case of taxes, the borrowers deliver timely evidence of payment, and (b) in the case of insurance premiums, the borrowers are maintaining a blanket policy or using a premium financing program in accordance with the related loan documents.

■	Lockbox and Cash Management. The MOA Hotel Leased Fee Portfolio Loan is structured with a hard lockbox and springing cash management. The borrowers are required to direct tenants to pay all payments under the leases directly to a lender-controlled lockbox account, and the borrowers are required to cause all cash revenues relating to the MOA Hotel Leased Fee Portfolio Properties and all other money received by the borrowers or the property manager with respect to the MOA Hotel Leased Fee Portfolio Properties (other than tenant security deposits) to be deposited into such lockbox account or (to the extent there is an MOA Hotel Leased Fee Portfolio Trigger Period or an event of default under the MOA Hotel Leased Fee Portfolio Loan) a lender-controlled cash management account at the end of each business day. On each business day that no MOA Hotel Leased Fee Portfolio Trigger Period or event of default under the MOA Hotel Leased Fee Portfolio Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day during the continuance of a MOA Hotel Leased Fee Portfolio Trigger Period or event of default under the MOA Hotel Leased Fee Portfolio Loan, all funds in the lockbox account are required to be swept into the cash management account. During the continuance of a MOA Hotel Leased Fee Portfolio Trigger Period or, at the lender’s discretion, during an event of default under the MOA Hotel Leased Fee Portfolio Loan, all amounts on deposit in the cash management account after payment of debt service, required reserves and operating expenses are required to be reserved as additional collateral for the MOA Hotel Leased Fee Portfolio Loan.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MOA HOTEL LEASED FEE PORTFOLIO

A “MOA Hotel Leased Fee Portfolio Trigger Period” means (i) each period that commences when the debt service coverage ratio (as calculated under the loan documents), determined as of the first day of any fiscal quarter, is less than 1.15x and concludes when the debt service coverage ratio, determined as of the first day of each of two consecutive fiscal quarters, is equal to or greater than 1.15x, (ii) the period commencing upon the borrowers’ failure to deliver required monthly, quarterly or annual financial reports and ending when such reports are delivered and indicate no other MOA Hotel Leased Fee Portfolio Trigger Period is ongoing, or (iii) during any period when the guarantor fails to satisfy certain net worth and cash liquidity thresholds.

■	Property Management. The MOA Hotel Leased Fee Portfolio Properties are currently self-managed by the borrowers but the borrowers may elect to have the MOA Hotel Leased Fee Portfolio Properties managed by MOA Management, LLC, an affiliate of the borrowers, pursuant to a management agreement. Under the related loan documents, the MOA Hotel Leased Fee Portfolio Properties are required to remain self-managed or managed by MOA Management, LLC, or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right, in its sole discretion, to replace or appoint (if previously self-managed), or require the borrowers to replace or appoint (if previously self-managed), the property manager or borrower, as appropriate, and require the borrowers to engage a property manager selected by the borrowers, subject to lender’s reasonable approval, including MOA Management, LLC who is pre-approved as a manager (or in the event of any event of default under the MOA Hotel Leased Fee Loan or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, selected by the lender) upon the occurrence of any of the following: (i) during the continuance of an event of default under the MOA Hotel Leased Fee Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, or during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iii) if the property manager files for or is the subject of a petition in bankruptcy or (iv) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Release of Collateral. Provided no event of default is continuing under the MOA Hotel Leased Fee Portfolio Loan, the borrowers have the right at any time on or after the first due date following the second anniversary of the securitization closing date to obtain release of either of the MOA Hotel Leased Fee Portfolio Properties, subject to the satisfaction of certain conditions, including, among others: (i) delivery of defeasance collateral in an amount equal to the greater of (a) the net sales proceeds from the transfer of such MOA Hotel Leased Fee Portfolio Property and (b)(1) in the case of Radisson Blu, $27,600,000, and (2) in the case of JW Marriott, $24,403,200, (ii) after giving effect to such release, the debt service coverage ratio (as calculated under the loan documents) for the trailing 12-month period ending on the last day of the most recently ended fiscal quarter, is equal to or greater than the greater of (a) 1.30x and (b) the debt service coverage ratio immediately prior to such release, (iii) after giving effect to such release, the debt yield (as calculated under the loan documents) for the trailing 12-month period ending on the last day of the most recently ended fiscal quarter, is equal to or greater than the greater of (a) 7.00% and (b) the debt yield immediately prior to such release, (iv) delivery of a Rating Agency Confirmation and (v) delivery of a REMIC opinion.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrowers are required to maintain terrorism insurance in an amount equal to the full replacement cost of the MOA Hotel Leased Fee Portfolio Properties, as well as 18 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA is no longer in effect, then the borrowers’ requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FXI PORTFOLIO

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FXI PORTFOLIO

MAP © 2018 CARTIFACT
DATA © OSM CONTRIBUTORS
CANADA
MEXICO
PACIFIC OCEAN
GULF OF MEXICO
Seattle
Portland
San Francisco
Los Angeles
Phoenix
Denver
El Paso
Dallas
Houston
New Orleans
Minneapolis
Chicago
St. Louis
Atlanta
Tampa
Miami
Mexico City
1
2
3
4
5
6
7

FXI Portfolio

#	PROPERTY NAME	ADDRESS	CITY/STATE	ZIP CODE
1	FXI Auburn IN	2211 Wayne Street	Auburn, IN	46706
2	FXI Fort Wayne IN	3005 Commercial Road	Fort Wayne, IN	46809
3	FXI Santa Teresa NM	2500 Airport Road	Santa Teresa, NM	88008
4	FXI Verona MS	154 Lipford Road	Verona, MS	38879
5	FXI Corry PA	466 South Shady Avenue	Corry, PA	16407
6	FXI Portland OR	3900 Northeast 158th Avenue	Portland, OR	97230
7	FXI Cuautitlán MX	Canal No. 4	Cuautitlán Izcalli, MX	NAP

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FXI PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	7	Loan Seller		GSMC
Location (City/State/Country)	Various / Various / Various	Cut-off Date Principal Balance(2)		$43,000,000
Property Type	Industrial	Cut-off Date Principal Balance per SF(1)		$33.73
Size (SF)	2,121,643	Percentage of Initial Pool Balance		5.3%
Total Occupancy as of 6/30/2018	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/30/2018	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1970-1997 / 1986-2002	Mortgage Rate		4.9405%
Appraised Value	$107,703,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60

Underwritten Revenues	$8,178,899
Underwritten Expenses	$245,367	Escrows
Underwritten Net Operating Income (NOI)	$7,933,532		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$7,212,173	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	66.4%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	61.2%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	1.73x / 1.58x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	11.1% / 10.1%	Other(3)	$413,203	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$71,560,000	64.6%	Purchase Price	$109,500,000	98.9%
Principal’s New Cash Contribution	39,151,268	35.4	Closing Costs	798,065	0.7
			Reserves	413,203	0.4

Total Sources	$110,711,268	100.0%	Total Uses	$110,711,268	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the FXI Portfolio Whole Loan. See “—The Mortgage Loan” below.

(2)	The Cut-off Principal Balance of $43,000,000 represents the controlling note A-1 of a $71,560,000 whole loan evidenced by two pari passu notes.

(3)	Other upfront reserve represents a deferred maintenance reserve. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “FXI Portfolio Loan”) is part of a whole loan (the “FXI Portfolio Whole Loan”) consisting of two pari passu promissory notes with an aggregate original principal amount of $71,560,000 and secured by first mortgages and deeds of trust encumbering the borrowers’ fee simple interest in a portfolio of seven industrial buildings in five states and Mexico (the “FXI Portfolio Properties”). The FXI Portfolio Loan (evidenced by the controlling note A-1) has an outstanding principal balance as of the Cut-off Date of $43,000,000 and represents approximately 5.3% of the Initial Pool Balance. The related companion loan (the “FXI Portfolio Companion Loan”), evidenced by the non-controlling note A-2, has an outstanding principal balance as of the Cut-off Date of $28,560,000. Note A-2 is currently held by Goldman Sachs Mortgage Company (“GSMC”), and is expected to be contributed to one or more future securitization transactions. The FXI Portfolio Whole Loan was originated by Goldman Sachs Mortgage Company on June 20, 2018. The FXI Portfolio Whole Loan has an interest rate of 4.9405% per annum. The borrowers utilized the proceeds of the FXI Portfolio Whole Loan to acquire the FXI Portfolio Properties, pay origination costs and fund reserves.

The FXI Portfolio Whole Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The FXI Portfolio Whole Loan requires interest only payments on each due date through and including the due date in July 2023 and thereafter requires monthly payments of interest and principal sufficient to amortize the FXI Portfolio Whole Loan over a 30-year amortization schedule. The scheduled maturity date of the FXI Portfolio Whole Loan is the due date in July 2028. Other than in connection with the release of an FXI Portfolio property as described under “—Release of Collateral” below, voluntary prepayment of the FXI Portfolio Whole Loan is prohibited prior to the due date in April 2028. At any time after the earlier to occur of (a) the third anniversary of the origination date of the FXI Portfolio Whole Loan and (b) the second anniversary of the closing date of the securitization into which the last of the FXI Portfolio Companion Note are securitized, the FXI Portfolio Whole Loan may be defeased in full with direct, non-callable obligations of the United States of America.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FXI PORTFOLIO

The following table outlines the two pari passu notes of the FXI Portfolio Whole Loan:

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$43,000,000	$43,000,000	GSMS 2018-GS10	Yes
Note A-2	28,560,000	28,560,000	GSMC(1)	No
Total	$71,560,000	$71,560,000

(1)	Held by GSMC and anticipated to be contributed to one or more future securitization trusts.

■	The Mortgaged Properties. The FXI Portfolio Properties are comprised of seven properties built between 1970 and 1997, located in five states and Mexico. The FXI Portfolio Properties consist of 2,121,643 SF in the aggregate and each property is subject to a master lease with an initial term that expires in June 2038, as described under “—Master Lease” below. FXI, Inc. and FXI De Cuautitlán, S.A. de C.V., collectively (“FXI”), are the tenants under the FXI Portfolio Master Lease. FXI, Inc. and FXI De Cuautitlán, S.A. de C.V. are subsidiaries of FXI Holdings, Inc., a North American manufacturer and distributer of flexible polyurethane foam. Its product offerings service the home furnishings, transportation, medical, filtration and acoustics markets. FXI Holdings, Inc. operates 18 industrial facilities located in the United States and Mexico.

The following table presents certain information relating to the FXI Portfolio Properties:

Property Name	City	State/Country	% of Allocated Loan Amount	Total GLA	Year Built	As-Is Appraised Value	UW NCF
FXI Portland OR	Portland	Oregon	20.4%	186,116	1972, 1987, 1990	$21,070,000	$1,387,026
FXI Auburn IN	Auburn	Indiana	17.4	434,174	1974	18,600,000	1,255,398
FXI Santa Teresa NM	Santa Teresa	New Mexico	15.9	297,812	1987	16,800,000	1,080,094
FXI Verona MS	Verona	Mississippi	14.2	323,300	1972, 1993	14,800,000	849,502
FXI Corry PA	Corry	Pennsylvania	11.2	277,805	1970	12,100,000	738,422
FXI Fort Wayne IN	Fort Wayne	Indiana	11.1	271,380	1974	11,900,000	881,431
FXI Cuautitlán MX	Cuautitlán Izcalli	Mexico	9.8	331,056	1997	12,433,000	1,020,299
Total			100.0%	2,121,643		$107,703,000	$7,212,173

The following table presents certain information relating to the FXI Portfolio Master Lease at the FXI Portfolio Properties:

Largest Tenant Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
FXI	NR / B2 / B	2,121,643	100.0%	$8,364,000	100.0%	$3.94	6/30/2038(2)	(3)
Total		2,121,643	100.0%	$8,364,000	100.0%	$3.94

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	The FXI Portfolio Properties are leased under a 20-year unitary, absolute net master lease.

(3)	FXI has three five-year extension options with respect to each of the FXI Portfolio Properties except for the FXI Corry PA property, which has one five-year extension option and one four-year and six-month extension option.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FXI PORTFOLIO

The following table presents certain information relating to the lease rollover schedule for the FXI Portfolio Properties based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025	0	0.0	0.0%	0	0.0	0.00	0
2026	0	0.0	0.0%	0	0.0	0.00	0
2027	0	0.0	0.0%	0	0.0	0.00	0
2028	0	0.0	0.0%	0	0.0	0.00	0
2029 & Thereafter	2,121,643	100.0	100.0%	8,364,000	100.0	3.94	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	2,121,643	100.0%		$8,364,000	100.0%	$3.94	1

(1)	Calculated based on approximate square footage occupied by the sole tenant.

The following table presents certain information relating to historical occupancy for the FXI Portfolio Properties:

Historical Leased %(1)

As of 6/30/2018
100.0%

(1)	There are no historical occupancy figures as the FXI Portfolio Properties were owner occupied prior to executing the FXI Portfolio Master Lease on June 20, 2018.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the Underwritten Net Cash Flow for the FXI Portfolio Properties:

Cash Flow Analysis(1)(2)

	Underwritten(3)	Underwritten $ per SF
Base Rental Revenue	$8,364,000	$3.94
Reimbursement Revenue	245,367	0.12
Gross Revenue	$8,609,367	$4.06
Vacancy Loss	(430,468)	(0.20)
Effective Gross Revenue	$8,178,899	$3.85

Management Fee	$245,367	$0.12
Total Operating Expenses	$245,367	$0.12

Net Operating Income	$7,933,532	$3.74
TI/LC	403,112	0.19
Replacement Reserves	318,246	0.15
Net Cash Flow	$7,212,173	$3.40

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items are not considered for the underwritten cash flow.

(2)	There are no historical cash flow figures as the FXI Portfolio Properties were owner occupied prior to executing the FXI Portfolio Master Lease on June 20, 2018.

(3)	Underwritten Base Rental Revenue is based on the rent to be paid on the first step date in June 2019, as set forth in the FXI Portfolio Master Lease. See “—Master Lease” below.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FXI PORTFOLIO

■	Appraisals. According to the appraisals, the FXI Portfolio Properties had an aggregate “as-is” appraised value of $107,703,000 as of various dates between March 28, 2018 and May 22, 2018. The appraiser also concluded an aggregate “go dark/orderly liquidation” value of $74,580,474, as of various dates between March 28, 2018 and May 22, 2018.

■	Environmental Matters. According to Phase I environmental reports, dated between March 21, 2018 and May 22, 2018, there are no recognized environmental conditions or recommendations for further action at the FXI Portfolio Properties other than (i) with respect to each of the FXI Portfolio Properties in the United States, the implementation of asbestos operations and maintenance plans, (ii) with respect to the FXI Auburn IN property, a limited subsurface investigation to characterize subsurface soil and/or groundwater conditions associated with the historical industrial activity conducted at the property, (iii) with respect to the FXI Verona MS property, (a) review regulatory files at the Mississippi Department of Environmental Quality and records regarding a 1985 spill of toluene diisocyanate on an adjacent property, which resulted in contaminated groundwater migrating onto the FXI Verona MS property and (b) repair of sources of moisture or water intrusion and removal of all water or mold impacted materials, (iv) with respect to the FXI Corry PA property, completion of Pennsylvania Department of Environmental Protection requirements in order to achieve regulatory closure for a spill of methylene chloride in 2000 and (v) with respect to the FXI Fort Wayne IN property, (a) improved housekeeping practices at the property (including repair of leaking manufacturing machinery and equipment), (b) a limited subsurface investigation to characterize subsurface soil and/or groundwater conditions associated with the historical industrial activity conducted at the property, (c) securing or properly abandoning two inactive monitoring wells and (d) repair of sources of moisture or water intrusion.

■	Market Overview and Competition. The FXI Portfolio Properties consists of seven properties located in five states and Mexico. The following highlights the four largest markets by allocated loan amount:

Portland, OR (20.4% of Cut-off Date Allocated Loan Amount): As of the fourth quarter of 2017, the East Columbia Corridor industrial market had approximately 25.5 million SF of industrial space, a vacancy rate of 8.0% and an average asking rent of $6.56 per SF.

Auburn, IN (17.4% of Cut-off Date Allocated Loan Amount): As of the fourth quarter of 2017, the Auburn, IN (CBSA) industrial market had approximately 9.6 million SF of industrial space, a vacancy rate of 1.1% and an average asking rent of $3.22 per SF.

Santa Teresa, NM (15.9% of Cut-off Date Allocated Loan Amount): As of the fourth quarter of 2017, the Las Cruces industrial market had approximately 2.6 million SF of industrial space, a vacancy rate of 4.4% and an average asking rent of $5.27 per SF.

Verona, MS (14.2% of Cut-off Date Allocated Loan Amount): As of the first quarter of 2018, the Lee County industrial market had approximately 11.4 million SF of industrial space, a vacancy rate of 1.8% and an average asking rent of $2.96 per SF.

■	The Borrowers. The borrowers are NM FX, L.L.C., a Delaware limited liability company, and NM FX Mexico, S. de R.L. de C.V., a Mexican variable capital limited liability company (sociedad de responsabilidad limitada de capital variable). Legal counsel to the borrowers delivered a non-consolidation opinion with respect to NM FX, L.L.C. in connection with the origination of the FXI Portfolio Whole Loan. The non-recourse carveout guarantors under the FXI Portfolio Whole Loan are New Mountain Net Lease Corporation and New Mountain Net Lease Partners Corporation.

■	Master Lease. At origination, the borrowers entered into a 20-year unitary, absolute net master lease (“FXI Portfolio Master Lease”). FXI, Inc. and FXI De Cuautitlán, S.A. de C.V., collectively, are the tenants under the FXI Portfolio Master Lease and the newly-formed borrowers, NM FX, L.L.C. and NM FX Mexico, S. de R.L. de C.V., collectively, are the landlords. A corporate lease guaranty was also delivered by FXI Holdings, Inc. in connection with the execution of the FXI Portfolio Master Lease. The FXI Portfolio Master Lease expires on June 30, 2038 and has three five-year renewal options with respect to each of the FXI Portfolio Properties except for the FXI Corry PA property, which has one five-year extension option and one four-year and six-month extension option. The annual base rent for the period ranging from the origination date through May 2019 is approximately

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FXI PORTFOLIO

$8,200,000 and steps up 2% annually until the FXI Portfolio Master Lease expires, with the first increase occurring on June 1, 2019.

■	Escrows. On the origination date, the borrowers funded a repair reserve relating in the amount of approximately $413,203, relating to, among other things, the roof replacement at the FXI Santa Teresa NM property.

On each due date during an FXI Portfolio Trigger Period, the borrowers are required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the taxes and insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months, unless the master tenant pays the taxes and insurance premiums, (ii) a tenant improvements and leasing commissions reserve in an amount equal to approximately $176,804 (subject to a cap equal to the product of $1.50 times the aggregate number of rentable square feet then contained in the FXI Portfolio Properties) and (iii) a capital expenditure reserve in an amount equal to approximately $35,361 (subject to a cap equal to the product of $0.30 times the aggregate number of rentable square feet then contained in the FXI Portfolio Properties).

An “FXI Portfolio Trigger Period” means (i) each period that commences when either the FXI, Inc. or FXI De Cuautitlán, S.A. de C.V. master tenant files for bankruptcy and concludes when either (x) such master tenant assumes the applicable master lease in connection with such bankruptcy or (y) if such master tenant rejects the applicable master lease, the applicable borrower has re-let the entirety of the applicable FXI Portfolio property pursuant to a replacement lease reasonably approved by the lender, and such replacement tenant has (a) taken occupancy, (b) is paying rent and (c) has provided the lender with an acceptable tenant estoppel (the conditions in this clause (y), the “Re-Let Conditions”), (ii) each period that commences when an FXI Portfolio Go-Dark Event occurs and concludes when (x) a sufficient number of FXI Portfolio Properties are no longer dark, such that an FXI Portfolio Go-Dark Event is no longer continuing or (y) the applicable borrower has satisfied the Re-Let Conditions with respect to a sufficient number of FXI Portfolio Properties, such that an FXI Portfolio Go-Dark Event is no longer continuing, (iii) commences upon the occurrence of an FXI Portfolio Downgrade Trigger, and concludes when either (x) the credit rating of FXI Holdings, Inc. is at least “B-” by S&P and “B3” by Moody’s or (y) the amount on deposit in the master lease reserve is equal to 18 months of the base rent payable by the applicable master tenant under the master lease, (iv) each period that commences when the debt service coverage ratio (as calculated under the loan documents), determined as of the last day of any two consecutive fiscal quarters, is less than 1.20x and concludes when the debt service coverage ratio, determined as of the last day of each of two consecutive fiscal quarters, is equal to or greater than 1.20x, (v) the period commencing upon the borrowers’ failure to deliver required monthly, quarterly or annual financial reports and ending when such reports are delivered and indicate no other FXI Portfolio Trigger Period is ongoing or (vi) the period commencing when the lender is holding an FXI Portfolio Go-Dark Deposit as of the date that is 12 months prior to the maturity date and concludes when the amount on deposit in the excess cash flow reserve is equal to 12 months of base rent payable pursuant to the terms of the master lease for each FXI Portfolio property that is dark as of the date that is 12 months prior to the maturity date.

An “FXI Portfolio Downgrade Trigger” means when the credit rating of FXI Holdings, Inc. is downgraded to a rating of “CCC” or below by S&P or “Caa2” or below by Moody’s.

An “FXI Portfolio Go-Dark Deposit” means a letter of credit or cash deposit in an amount equal to 12 months of the base rent payable under the master lease with respect to each FXI Portfolio property where the master tenant has gone dark.

An “FXI Portfolio Go-Dark Event” occurs when (i) except as provided in clause (ii), when the master tenant at more than two FXI Portfolio Properties goes dark (or, if two FXI Portfolio Properties have been released from the lien of the mortgage, the master tenant at more than one FXI Portfolio property goes dark), (ii) the master tenant at three FXI Portfolio Properties goes dark (or, if two FXI Portfolio Properties have been released from the lien of the mortgage, the master tenant at two FXI Portfolio Properties goes dark), and the borrowers fail to deposit with lender the applicable FXI Portfolio Go-Dark Deposit or (iii) the master tenant at more than three FXI Portfolio Properties go dark.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FXI PORTFOLIO

■	Lockbox and Cash Management. The FXI Portfolio Whole Loan is structured with a hard lockbox and springing cash management. The borrowers have directed the master tenant to pay all payments under the leases directly to a lender-controlled lockbox account, and the borrowers will be required to cause all cash revenues relating to the FXI Portfolio Properties and all other money received by the borrowers or the property manager with respect to the FXI Portfolio Properties (other than tenant security deposits) to be deposited into such lockbox account or (to the extent there is an FXI Portfolio Trigger Period or an event of default under the FXI Portfolio Whole Loan) a lender-controlled cash management account within one business day of receipt. On each business day that no FXI Portfolio Trigger Period or event of default under the FXI Portfolio Whole Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. On each business day during the continuance of a FXI Portfolio Trigger Period or event of default under the FXI Portfolio Whole Loan, all funds in the lockbox account are required to be swept into the cash management account. During the continuance of a FXI Portfolio Trigger Period or, at the lender’s discretion, during an event of default under the FXI Portfolio Whole Loan, all amounts on deposit in the cash management account after payment of debt service, required reserves and operating expenses are required to be reserved (i) in the event of an FXI Portfolio Downgrade Trigger, in a master lease reserve until the amount on deposit in the master lease reserve is equal to 18 months of the base rent payable by the applicable master tenant under the master lease and (ii) in the event of any FXI Portfolio Trigger Period other than an FXI Portfolio Downgrade Trigger, as additional collateral for the FXI Portfolio Whole Loan.

■	Property Management. So long as the FXI Portfolio Master Lease is in full force and effect, the master tenant will manage the FXI Portfolio Properties. Under the related loan documents, the FXI Portfolio Properties are required to remain managed by the borrowers or any other third-party manager approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right, in its sole discretion, to replace, or require the borrowers to replace, the property manager and require the borrowers to engage a property manager selected by the borrowers, subject to lender’s reasonable approval (or in the event of any event of default under the FXI Portfolio Whole Loan or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, selected by the lender) (i) during the continuance of an event of default under the FXI Portfolio Whole Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, or during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iii) if the property manager files for or is the subject of a petition in bankruptcy or concurso mercantile petition or (iv) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Release of Collateral. Upon the occurrence of an FXI Portfolio Permitted Release Event, the borrowers have the right, at any time on or after the earlier to occur of (a) the third anniversary of the origination date of the FXI Portfolio Whole Loan and (b) the second anniversary of the closing date of the securitization into which the last of the FXI Portfolio Companion Loan is securitized, to obtain release of the related FXI Portfolio property, subject to the satisfaction of certain conditions, including, among others: (i) delivery of defeasance collateral in an amount equal to (A) in the case of any FXI Portfolio Permitted Release Event other than an FXI Portfolio Permitted Release Default Event, 115% of the allocated loan amount of such FXI Portfolio property and (B) in the case of an FXI Portfolio Permitted Release Default Event, 120% of the allocated loan amount of such FXI Portfolio property, (ii) delivery of a Rating Agency Confirmation and (iii) delivery of a REMIC opinion.

In addition, upon the occurrence of an FXI Portfolio Permitted Release Event, the borrowers have the right to obtain release of the related FXI Portfolio property, subject to the satisfaction of certain conditions, including, among others: (i) no more than two FXI Portfolio Properties in the aggregate have been or will be released as a result of an FXI Portfolio Permitted Release Default Event, an FXI Portfolio Permitted Economic Abandonment Event and/or an FXI Portfolio Permitted Release Tax Event, (ii) the borrowers prepay the FXI Portfolio Whole Loan in an amount equal to (A) in the case of any FXI Portfolio Permitted Release Event other than an FXI Portfolio Permitted Release Default Event, 115% of the allocated loan amount of such FXI Portfolio property and (B) in the case of an FXI Portfolio Permitted Release Default Event, 120% of the allocated loan amount of such FXI Portfolio property, plus, in the case of both (A) and (B), a prepayment premium equal to the greater of 1% of the amount prepaid or a yield maintenance premium and (iii) delivery of a REMIC opinion.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

FXI PORTFOLIO

An “FXI Portfolio Permitted Release Event” means an FXI Portfolio Permitted Release Casualty Event, an FXI Portfolio Permitted Release Default Event, an FXI Portfolio Permitted Release Economic Abandonment Event and/or an FXI Portfolio Permitted Release Tax Event.

An “FXI Portfolio Permitted Release Casualty Event” means the occurrence of a casualty or condemnation at an FXI Portfolio Property, which casualty or condemnation results in the applicable master tenant terminating the master lease with respect to such FXI Portfolio property in accordance with the terms of the master lease.

An “FXI Portfolio Permitted Release Default Event” means the occurrence of a default under the FXI Portfolio Whole Loan or another loan document with respect to an FXI Portfolio property arising solely as a result of a breach of legal requirements at such FXI Portfolio property (such as, the existence of a condition at an FXI Portfolio property in violation of environmental law or a breach of zoning regulations).

An “FXI Portfolio Permitted Release Economic Abandonment Event” means the determination by the borrowers that an FXI Portfolio property is an economically abandoned property.

An “FXI Portfolio Permitted Release Tax Event” means with respect to the FXI Cuautitlán MX property the transfer by lender of a direct interest in the FXI Portfolio Whole Loan to any person not domiciled in the United States, which transfer causes a withholding tax on debt service to exceed 17.5%.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrowers are required to maintain terrorism insurance in an amount equal to the full replacement cost of the FXI Portfolio Properties, as well as 18 months of rental loss and/or business interruption coverage, together with a 270-day extended period of indemnity following restoration. If TRIPRA is no longer in effect, then the borrowers’ requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

U.S. INDUSTRIAL PORTFOLIO

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

U.S. INDUSTRIAL PORTFOLIO

MAP © 2018 CARTIFACT
DATA © OSM CONTRIBUTORS
ND
Bismarck
SD
Pierre
MN
Minneapolis
WI
IA
Des Moines
NE
Lincoln
Kansas City
KS
CO
MO
St. Louis
Springfield
IL
Chicago
Milwaukee
MI
Detroit
IN
Indianapolis
OH
Columbus
Cleveland
Cincinnati
KY
Charleston
WV
VA
Richmond
PA
NY
Buffalo
Albany
Montpelier
VT
NH
Concord
ME
Augusta
MA
Boston
CT
RI
NJ
New York
Philadelphia
MD
Washington, D.C.
OK
Tulsa
Oklahoma City
NM
Little Rock
AR
Memphis
Nashville
Knoxville
TN
NC
Raleigh
Charlotte
SC
Columbia
Atlanta
GA
Birmingham
AL
MS
Jackson
LA
Baton Rouge
New Orleans
TX
Fort Worth
Dallas
Austin
San Antonio
Houston
Jacksonville
Orlando
Tampa
Sarasota
FL
West Palm Beach
Miami
GULF OF MEXICO
ATLANTIC OCEAN

U.S. Industrial Portfolio

#	PROPERTY NAME	ADDRESS	CITY/STATE	ZIP CODE
1	DialogDirect	13700 Oakland Avenue and 350 Victor Street	Highland Park, MI	48203
2	JIT Packaging	1717 Gifford Road	Elgin, IL	60120
3	Dedicated Logistics	8201 54th Avenue North	New Hope, MN	55428
4	Wilbert	4221 Otter Lake Road	White Bear Township, MN	55110
5	Landmark Plastics	1331 Kelly Avenue	Akron, OH	44306
6	Matandy Steel	999 East Avenue and 1140 & 1200 Central Avenue	Hamilton, OH	45011
7	Rohrer Corporation (OH)	717 Seville Road	Wadsworth, OH	44281
8	Markel	435 School Lane	Plymouth Meeting, PA	19462
9	Rohrer Corporation (GA)	1800 Enterprise	Buford, GA	30518
10	AAP Metals	811 Regal Row	Dallas, TX	75247
11	Rohrer Corporation (IL)	13701 George Bush Court	Huntley, IL	60142

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

U.S. INDUSTRIAL PORTFOLIO

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	11	Loan Seller		GSMC
Location (City/State)	Various / Various	Cut-off Date Principal Balance(3)		$41,800,000
Property Type	Industrial	Cut-off Date Principal Balance per SF(2)		$39.17
Size (SF)	2,701,192	Percentage of Initial Pool Balance		5.2%
Total Occupancy as of 6/30/2018	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 6/30/2018	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1930-2009 / 1977-2016	Mortgage Rate		4.5240%
Appraised Value(1)	$157,000,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		NAP
		Original Interest Only Period (Months)		120

Underwritten Revenues	$13,162,158
Underwritten Expenses	$3,008,954	Escrows
Underwritten Net Operating Income (NOI)	$10,153,204		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$9,369,858	Taxes	$0	$0
Cut-off Date LTV Ratio(2)	67.4%	Insurance	$0	$0
Maturity Date LTV Ratio(2)	67.4%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(2)	2.09x / 1.93x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(2)	9.6% / 8.9%	Other(4)	$361,809	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$105,800,000	67.1%	Purchase Price	$156,682,543	99.3%
Principal’s New Cash Contribution	51,970,241	32.9	Closing Costs	725,889	0.5
			Reserves	361,809	0.2

Total Sources	$157,770,241	100.0%	Total Uses	$157,770,241	100.0%

(1)	The Appraised Value represents the aggregate “as-is” appraised value of the U.S. Industrial Portfolio Properties of $149,380,000 plus an approximately 5.1% portfolio premium. The Cut-off Date LTV Ratio for the U.S. Industrial Portfolio Whole Loan calculated on the basis of the aggregate “as-is” appraised value without the portfolio premium is 70.8%. See “—Appraisals” below.

(2)	Calculated based on the aggregate outstanding balance of the U.S. Industrial Portfolio Whole Loan. See “—The Mortgage Loan” below.

(3)	The Cut-off Date Principal Balance of $41,800,000 represents the non-controlling note A-2 of the $105,800,000 whole loan evidenced by two pari passu notes. See “—The Mortgage Loan” below.

(4)	Other upfront reserve represents an unfunded obligations reserve for tenant improvements primarily related to DialogDirect, Inc. See “—Escrows” below.

■	The Mortgage Loan. The mortgage loan (the “U.S. Industrial Portfolio Loan”) is part of a whole loan (the “U.S. Industrial Portfolio Whole Loan”) consisting of two pari passu notes with an outstanding aggregate principal balance of $105,800,000 and is secured by first mortgages encumbering the fee simple interests in a portfolio of 11 industrial buildings in seven states (the “U.S. Industrial Portfolio Properties”). The U.S. Industrial Portfolio Loan, evidenced by the non-controlling note A-2, has an outstanding principal balance as of the Cut-off Date of $41,800,000 and represents approximately 5.2% of the Initial Pool Balance. The related companion loan (the “U.S. Industrial Portfolio Companion Loan”), evidenced by the controlling note A-1, has an outstanding principal balance as of the Cut-off Date of $64,000,000. The U.S. Industrial Portfolio Whole Loan was originated by Goldman Sachs Mortgage Company on March 2, 2018. The U.S. Industrial Portfolio Whole Loan has an interest rate of 4.5240% per annum. The borrower utilized the proceeds of the U.S. Industrial Portfolio Whole Loan to acquire the U.S. Industrial Portfolio Properties, pay origination costs and fund reserves.

The U.S. Industrial Portfolio Whole Loan had an initial term of 120 months and has a remaining term of 116 months as of the Cut-off Date. The U.S. Industrial Portfolio Whole Loan requires payments of interest only for the entire term of the U.S. Industrial Portfolio Whole Loan. The stated maturity date is the due date in March 2028. Voluntary prepayment of the U.S. Industrial Portfolio Whole Loan is prohibited prior to the due date in December 2027. At any time after the second anniversary of the securitization Closing Date, the U.S. Industrial Portfolio Whole Loan may be defeased in whole or in part with direct, non-callable obligations of the United States of America.

The following table outlines the two pari passu notes of the U.S. Industrial Portfolio Whole Loan:

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$64,000,000	$64,000,000	GSMS 2018-GS9	Yes
Note A-2	41,800,000	41,800,000	GSMS 2018-GS10	No
Total	$105,800,000	$105,800,000

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

U.S. INDUSTRIAL PORTFOLIO

■	The Mortgaged Properties. The U.S. Industrial Portfolio Whole Loan is comprised of 11 properties built between 1930 and 2009, located in seven states. The U.S. Industrial Portfolio Properties consist of 2,701,192 SF and Total and Owned Occupancy are both 100.0%. One tenant, Rohrer Corporation, is in occupancy at three of the U.S. Industrial Portfolio Properties, and no other tenant occupies more than one U.S. Industrial Portfolio Property.

The following table presents certain information relating to the U.S. Industrial Portfolio Properties:

Property Name	City	State	% of Allocated Loan Amount	Total GLA	Year Built	As-Is Appraised Value	UW NCF
DialogDirect	Highland Park	Michigan	23.1%	578,050	Various	$34,000,000	$2,012,378
JIT Packaging	Elgin	Illinois	11.8	443,103	1968	18,600,000	1,134,222
Markel	Plymouth Meeting	Pennsylvania	10.7	167,666	1930	15,650,000	992,845
Dedicated Logistics	New Hope	Minnesota	10.1	355,185	1967	14,890,000	923,449
Wilbert	White Bear Township	Minnesota	9.6	296,876	Various	14,880,000	926,958
Landmark Plastics	Akron	Ohio	7.3	212,000	1994	10,920,000	857,600
Matandy Steel	Hamilton	Ohio	7.3	174,170	Various	10,550,000	663,979
Rohrer Corporation (OH)	Wadsworth	Ohio	6.7	169,000	1979	10,090,000	602,125
Rohrer Corporation (IL)	Huntley	Illinois	5.3	90,000	2004	8,200,000	516,294
Rohrer Corporation (GA)	Buford	Georgia	4.3	117,215	1994	6,250,000	415,431
AAP Metals	Dallas	Texas	3.7	97,927	Various	5,350,000	324,578
Total			100.0%	2,701,192		$149,380,000	$9,369,858

The following table presents certain information relating to the major tenants for the U.S. Industrial Portfolio Properties:

Nine Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
DialogDirect, Inc.	NR / NR / NR	578,050	21.4%	$2,387,718	21.7%	$4.13	3/31/2030	3, 5-year options
Rohrer Corporation(2)	NR / NR / NR	376,215	13.9	1,800,254	16.3	4.79	12/31/2025	2, 5-year options
JIT Packaging, LLC	NR / NR / NR	443,103	16.4	1,326,510	12.0	2.99	6/30/2028	NA
Markel Corporation	NR / NR / NR	167,666	6.2	1,124,880	10.2	6.71	9/30/2030	4, 5-year options
Wilbert Plastic Services, Inc.	NR / NR / NR	296,876	11.0	1,116,000	10.1	3.76	12/31/2026	2, 5-year options
Dedicated Logistics Warehousing	NR / NR / NR	355,185	13.1	1,095,327	9.9	3.08	10/31/2032	NA
Landmark Plastic Corporation	NR / NR / NR	212,000	7.8	1,012,556	9.2	4.78	4/30/2023	1, 10-year option
Matandy Steel & Metal Products	NR / NR / NR	174,170	6.4	777,052	7.0	4.46	12/31/2032	2, 10-year options
AAP Metals	NR / NR / NR	97,927	3.6	384,810	3.5	3.93	5/31/2035	NA
Nine Largest Tenants		2,701,192	100.0%	$11,025,107	100.0%	$4.08
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Totals / Wtd. Avg. Tenants		2,701,192	100.0%	$11,025,107	100.0%	$4.08

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Rohrer Corporation leases space at three properties, which all expire on December 31, 2025, comprised of: Rohrer Corporation (OH): 169,000 SF; $4.22 underwritten base rent per SF Rohrer Corporation (GA): 117,215 SF; $4.16 underwritten base rent per SF; and Rohrer Corporation (IL): 90,000 SF; $6.66 underwritten base rent per SF.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

U.S. INDUSTRIAL PORTFOLIO

The following table presents certain information relating to the lease rollover schedule for the U.S. Industrial Portfolio Properties based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	212,000	7.8	7.8%	1,012,556	9.2	4.78	1
2024	0	0.0	7.8%	0	0.0	0.00	0
2025	376,215	13.9	21.8%	1,800,254	16.3	4.79	3
2026	296,876	11.0	32.8%	1,116,000	10.1	3.76	1
2027	0	0.0	32.8%	0	0.0	0.00	0
2028	443,103	16.4	49.2%	1,326,510	12.0	2.99	1
2029 & Thereafter	1,372,998	50.8	100.0%	5,769,787	52.3	4.20	5
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	2,701,192	100.0%		$11,025,107	100.0%	$4.08	11

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy for the U.S. Industrial Portfolio Properties:

Historical Leased %(1)

2015	2016	2017
100.0%	100.0%	100.0%

(1)	As provided by the borrower and reflects average occupancy as of December 31 for the indicated year unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow for the U.S. Industrial Portfolio Properties:

Cash Flow Analysis(1)

	2015	2016	2017	Underwritten(2)(3)	Underwritten $ per SF
Base Rental Revenue	$4,324,619	$8,350,952	$10,741,930	$11,025,107	$4.08
Reimbursement Revenue	1,507,084	2,177,512	2,821,400	2,829,796	1.05
Gross Revenue	$5,831,703	$10,528,464	$13,563,330	$13,854,903	$5.13
Vacancy Loss	0	0	0	(692,745)	(0.26)
Effective Gross Revenue	$5,831,703	$10,528,464	$13,563,330	$13,162,158	$4.87

Expenses	$1,507,108	$2,085,214	$2,737,004	$2,745,711	$1.02
Management Fee	0	0	0	263,243	0.10
Total Operating Expenses	$1,507,108	$2,085,214	$2,737,004	$3,008,954	$1.11

Net Operating Income	$4,324,595	$8,443,250	$10,826,326	$10,153,204	$3.76
TI/LC	0	0	0	513,226	0.19
Replacement Reserves	0	0	0	270,119	0.10
Net Cash Flow	$4,324,595	$8,443,250	$10,826,326	$9,369,858	$3.47

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of January 31, 2018 and contractual rent steps through February 28, 2019.

(3)	Underwritten cash flow assumes market vacancy for the submarkets in which the properties are located.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

U.S. INDUSTRIAL PORTFOLIO

■	Appraisals. According to the appraisals, the U.S. Industrial Portfolio Properties had an aggregate “as-is” portfolio appraised value, inclusive of an approximately 5.1% portfolio premium, of $157,000,000 as of January 31, 2018. The aggregate “as-is” value of the U.S. Industrial Portfolio Properties without the portfolio premium is $149,380,000.

■	Environmental Matters. According to Phase I environmental reports, dated between January 25, 2018 and January 30, 2018, there are no recognized environmental conditions or recommendations for further action at the U.S. Industrial Portfolio Properties other than (i) with respect to the U.S. Industrial Portfolio Properties identified as Rohrer Corporation (OH), AAP Metals, Dedicated Logistics, JIT Packaging, Markel and DialogDirect, the implementation of asbestos operations and maintenance plans, (ii) with respect to the U.S. Industrial Portfolio Property identified as Markel, a limited subsurface investigation to assess the potential for releases that may negatively impact the soil and groundwater with contaminants, (iii) with respect to the U.S. Industrial Portfolio Property identified as DialogDirect, the continuation of a due care plan which includes proper management of soils during excavation and dewatering activities and (iv) with respect to the U.S. Industrial Portfolio Properties identified as Rohrer Corporation (GA) and Landmark Plastics the development and implementation of stricter housekeeping policies and secondary containment with regard to the handling of chemicals.

■	Market Overview and Competition. The U.S. Industrial Portfolio Properties consists of 11 properties in seven states. The following highlights the four largest markets by allocated loan amount:

Highland Park, Michigan (23.1% of Cut-off Date Allocated Loan Amount): The Metro Detroit industrial market currently has approximately 510.2 million SF of industrial space, an average rent of $6.05 per SF/year with vacancy of 2.1%.

Akron and Wadsworth, Ohio (14.0% of Cut-off Date Allocated Loan Amount): The Cleveland industrial market currently has approximately 492.3 million SF of industrial space, an average rent of $4.37 per SF/year with vacancy of 3.9%.

Plymouth Meeting, Pennsylvania (10.7% of Cut-off Date Allocated Loan Amount): The Suburban Philadelphia industrial market currently has approximately 110.6 million SF of industrial space, an average rent of $4.39 per SF/year with vacancy of 5.5%.

New Hope, Minnesota (10.1% of Cut-off Date Allocated Loan Amount): The Minneapolis/St. Paul industrial market currently has approximately 333.9 million SF of industrial space, an average rent of $5.62 per SF/year with vacancy of 4.5%.

■	The Borrower. The U.S. Industrial Portfolio Whole Loan was made to SC USIP Property Company, LLC, a single-purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the U.S. Industrial Portfolio Whole Loan. The non-recourse carveout guarantors under the U.S. Industrial Portfolio Whole Loan are, collectively, jointly and severally, Michael W. Brennan, Robert G. Vanecko, Scott D. McKibben, Samuel A. Mandarino, Eduardo Paneque, Brad O’Halloran, Allen Crosswell and Troy MacMane, each an individual and Greenwood Holding Company, LLC, a Delaware limited liability company.

The borrower sponsor is BIG SC-USIP LLC, an Illinois limited liability company, an affiliate of the eight principals of Brennan Investment Group (“BIG”): Michael W. Brennan, Robert G. Vanecko, Scott D. McKibben, Samuel A. Mandarino, Eduardo Paneque, Brad O’Halloran, Allen Crosswell and Troy MacMane. BIG is a real estate investments firm specializing in investments in industrial properties. Brennan Management LLC (an affiliate of BIG) manages industrial assets including the U.S. Industrial Portfolio Properties. Affiliates of BIG own a portfolio of industrial properties totaling approximately 35 million SF. Michael Brennan, the co-founder and chairman of BIG, was the co-founder of First Industrial Realty Trust in 1994 and served as President, CEO and member of the Board of Directors until 2008.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

U.S. INDUSTRIAL PORTFOLIO

■	Escrows. On the origination date, the borrower funded an unfunded obligations reserve in the amount of $361,809.

On each due date the borrower is required to fund a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, unless in the case of taxes, one or more tenants are obligated to pay taxes directly and the borrower provides evidence that the payment has occurred prior to any delinquency, or if a tenant is required to pay taxes to the operating lessee and such amounts are received and retained in a lender-controlled account, or in the case of insurance premiums, the borrower is maintaining a blanket policy in accordance with the related loan documents or a tenant is requirement to maintain insurance for the applicable property and there is no continuing event of default, and upon request of the lender, the borrower provides evidence of renewals of such policies and payment of related premiums.

On each due date during the continuance of a U.S. Industrial Portfolio Trigger Period, the borrower is required to fund certain reserve accounts including (i) a tenant improvements and leasing commissions reserve in an amount equal to one-twelfth of $0.25 per SF of the then current SF capped at $0.75 per SF of the then current SF and (ii) a capital expenditure reserve in an amount equal to one-twelfth of $0.10 per SF of the then current SF capped at $0.20 per SF of the then current SF.

On each due date during the continuance of a U.S. Industrial Portfolio Lease Reserve Period, the borrower is required to fund certain reserve accounts including (i) a tenant improvements and leasing commissions reserve in an amount equal to one-twelfth of $2.00 per SF of the then current SF capped at $6.00 per SF of the then current SF and (ii) a capital expenditure reserve in an amount equal to one-twelfth of $0.10 per SF of the then current SF capped at $0.30 per SF of the then current SF.

In addition, on each due date during the continuance of an U.S. Industrial Portfolio Trigger Period or event of default, the related loan documents require an excess cash reserve as discussed under “—Lockbox and Cash Management” below.

A “U.S. Industrial Portfolio Trigger Period” means (i) each period that commences when debt service coverage ratio, determined as of the first day of any fiscal quarter, is less than 1.25x and concludes when debt service coverage ratio, determined as of the first day of each of two consecutive fiscal quarters thereafter, is equal to or greater than 1.25x and (ii) the period commencing upon the borrower’s failure to deliver required monthly, quarterly or annual financial reports and ending when such reports are delivered and indicate that no other U.S. Industrial Portfolio Trigger Period is ongoing. The borrower is permitted to cure or terminate a U.S. Industrial Portfolio Trigger Period by delivering a letter of credit or a cash deposit in an amount that would result in a debt service coverage ratio that exceeds 1.25x (so long as the aggregate notional amount of all outstanding letters of credit do not exceed 10% of the balance of the U.S. Industrial Portfolio Whole Loan) or defeasing a portion of the U.S. Industrial Portfolio Whole Loan in amount that would cause debt service coverage ratio to equal or exceed 1.25x.

A “U.S. Industrial Portfolio Lease Reserve Period” means, with respect to any U.S. Industrial Portfolio Property, any period during which any tenant at such U.S. Industrial Portfolio Property (x) is in default under its lease beyond all applicable grace, notice and cure periods, (y) has ceased operations at its leased premises or gone dark or (z) has failed to renew its lease by the earlier of (i) the termination of the renewal option period under its lease and (ii) six months prior to the expiration date of its lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

U.S. INDUSTRIAL PORTFOLIO

■	Lockbox and Cash Management. The U.S. Industrial Portfolio Whole Loan is structured with a hard lockbox and springing cash management. The related loan documents require the borrower to direct tenants to pay rent directly to a lender-controlled lockbox account and all cash revenues relating to the U.S. Industrial Portfolio Properties and all other money received by the borrower, guarantors, a master lease party or the property manager with respect to the U.S. Industrial Portfolio Properties (other than tenant security deposits required to be held in escrow accounts) be deposited into such lockbox account or cash management account within one business day of receipt. For so long as no U.S. Industrial Portfolio Trigger Period or event of default under the U.S. Industrial Portfolio Whole Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account on a daily basis. During the continuance of a U.S. Industrial Portfolio Trigger Period or event of default under the U.S. Industrial Portfolio Whole Loan, all funds in the lockbox account are required to be swept into the cash management account on a daily basis and all amounts on deposit in the cash management account after payment of debt service, required reserves (if the lender so elects, with respect to the continuance of an event of default) and operating expenses are required to be reserved in an excess cash flow reserve account.

■	Master Lease. The mortgage loan was structured with a master lease to be a Shari’ah compliant loan. Title to the related U.S. Industrial Portfolio Properties is held by wholly-owned single purpose subsidiaries of the borrower (the “Property Owners”), who master lease each related U.S. Industrial Portfolio Property to a single-purpose master lessee, which is indirectly owned by certain investors. The rent payable pursuant to the master lease is intended to cover the debt service payments required under the U.S. Industrial Portfolio Whole Loan, as well as reserve payments and any other sums due under the U.S. Industrial Portfolio Whole Loan. At origination, the lender received a fee mortgage from each Property Owner on its interest in the applicable U.S. Industrial Portfolio Property. The lender also secured a full subordination of the master lease and related operating lease. See “Description of the Mortgage Pool-Shari’ah Compliant Lending Structure” in the Preliminary Prospectus.

■	Operating Lease. An affiliate of the non-recourse carveout guarantor, SC USIP Operating Company, LLC (“Operating Lessee”), a single-purpose entity, leases the U.S. Industrial Portfolio Properties from the Master Lessees pursuant to a sublease agreement (the “Operating Lease”). The Operating Lessee, in turn, sub sub-leases the U.S. Industrial Portfolio Properties to end-user tenants. The Operating Lease is subordinate to the lien of the mortgages and the Operating Lease and the rent due thereunder are pledged to the lender as additional collateral for the U.S. Industrial Portfolio Loan under the mortgages. Upon foreclosure, the lender may terminate the Operating Lease and the Master Lease at its sole option without the payment of any termination fee and, pursuant to subordination non-disturbance and attornment agreements with each of the end-user tenants, can enter into a direct lease with such end-user tenants at the U.S. Industrial Portfolio Properties.

■	Property Management. The U.S. Industrial Portfolio Properties is currently managed by Brennan Management, LLC, an affiliate of BIG, pursuant to a management agreement. Under the related loan documents, the U.S. Industrial Portfolio Properties is required to remain managed by Brennan Management, LLC or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to terminate, or require the borrower, its subsidiaries or the parties to the Master Lease to terminate the property manager and replace with a property manager selected by the borrower (unless otherwise provided in the related loan documents) and reasonably approved by the lender (i) during the continuance of an event of default under the U.S. Industrial Portfolio Whole Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by the property manager under the management agreement after the expiration of any applicable notice and/or cure periods, (iv) if the property manager files for or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

U.S. INDUSTRIAL PORTFOLIO

■	Release of Collateral. Provided no event of default under the U.S. Industrial Portfolio Whole Loan has occurred and is continuing, the borrower and its subsidiaries have the right at any time after the second anniversary of the securitization Closing Date to obtain the release of one or more of the U.S. Industrial Portfolio Properties subject to the satisfaction of certain conditions, including, among others: (i) delivery of defeasance collateral in an amount equal to 115% of the allocated loan amount of the individual U.S. Industrial Portfolio Properties, (ii) after giving effect to such release, the debt service coverage ratio (calculated in accordance with the related loan documents) for the trailing 12-month period, recalculated to include only income and expense attributable to the portion of the U.S. Industrial Portfolio Properties remaining after the contemplated release and to exclude the interest expense on the aggregate amount defeased in connection with such release, is equal to or greater than the greater of (x) 2.23x and (y) the lesser of (i) 2.33x and (ii) debt service coverage ratio immediately prior to such release and (iii) compliance with REMIC requirements.

■	Mezzanine or Secured Subordinate Indebtedness. Provided no event of default under the U.S. Industrial Portfolio Whole Loan, the loan documents permit future mezzanine financing, subject to satisfaction of certain conditions, including, among others (i) execution of an intercreditor agreement in form and substance reasonably acceptable to the lender and the Rating Agencies, (ii) the mezzanine loan and the U.S. Industrial Portfolio Whole Loan have a combined loan-to-value ratio (as calculated under the loan documents) of no greater than 64.0%, (iii) the debt service coverage ratio (as calculated under the loan documents and taking into account the mezzanine loan and the U.S. Industrial Portfolio Whole Loan) is at least 2.34x and (iv) receipt of a Rating Agency Confirmation. In addition, Goldman Sachs Mortgage Company (regardless of whether it is then the lender), or its designee has a right of first refusal in connection with such permitted mezzanine debt. See “Description of the Mortgage Pool—Additional Indebtedness—Mezzanine Indebtedness” in the Preliminary Prospectus.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the U.S. Industrial Portfolio Properties, as well as 12 months of rental loss and/or business interruption coverage, together with a six-month extended period of indemnity following restoration. If TRIPRA is no longer in effect, then the borrower’s requirement will be capped at insurance premiums equal to two times the amount of insurance premiums payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

QUALITY RV RESORTS

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

QUALITY RV RESORTS

MAP © 2018 CARTIFACT
DATA © OSM CONTRIBUTORS
Brady
Copperas Cove
Killeen
Lampasas
Temple
Franklin
Calvert
Madisonville
Moscow
Trinity
Cameron
Hearne
Mason
Llano
Kingsland
Huntsville
College Station
Rockdale
Liberty Hill
Round Rock
Taylor
Caldwell
Wellborn
Richards
Coupland
Jollyville
Lakeway
Austin
Elgin
Cleveland
Navasota
Harper
Fredericksburg
Johnson City
Lincoln
The Woodlands
Giddings
Brenham
Prarie View
Blanco
Cedar Creek
Hempstead
Kingswood
Kerrville
Kyle
Red Rock
Smithville
Comfort
Bellville
Aldine
Barrett
Canyon Lake
Lockhart
La Grange
Muldoon
Boerne
Fentress
Sealy
Houston
Baytown
Scenic Oaks
Pipe Creek
Helotes
Glidden
Cinco Ranch
Schulenburg
Pasadena
Harwood
La Porte
Seguin
Eagle Lake
Sugar Land
Leon Valley
Gonzales
Rosenberg
Pearland
San Antonio
Cost
Hallettsville
Garwood
Sienna Plantation
Manvel
Hondo
Rosharon
Galveston
D'Hanis
Nixon
Yoakum
Wharton
Brookside
Somerset
Stockdale
Westhoff
Glen Flora
Devine
Floresville
El Campo
Angleton
Yancey
Cuero
Brazoria
Poteet
Edna
Yorktown
Bay City
Freeport
Pleasanton
Pearsall
Jourdanton
Karnes City
Inez
Kenedy
Victoria
Palacios
Dilley
Goliad
Port Lavaca
Cotulla
Three Rivers
Beeville
Refugio
Gulf of Mexico

Quality RV Resorts

#	PROPERTY NAME	ADDRESS	CITY/STATE	ZIP CODE
1	Quality RV Resorts Allstar	10650 Southwest Plaza Court	Houston, TX	77074
2	Quality RV Resorts Lakeview	11991 Main Street	Houston, TX	77035
3	Quality RV Resorts Southlake	13701 Hycohen Road	Houston, TX	77047
4	Quality RV Resorts Fallbrook	3102 Fallbrook Drive	Houston, TX	77038
5	Quality RV Resorts Mont Belvieu	6103 South FM 565 Road	Baytown, TX	77523
6	Quality RV Resorts Greenlake	10842 Green Lake Street	San Antonio, TX	78223
7	Quality RV Resorts Brazoria	109 Stephen F. Austin Trail	Brazoria, TX	77422
8	Quality RV Resorts Highway Six	14350 Schiller Road	Houston, TX	77082

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

QUALITY RV RESORTS

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	8	Loan Seller		GSMC
Location (City/State)	Various, Texas	Cut-off Date Principal Balance(2)		$35,000,000
Property Type	Manufactured Housing	Cut-off Date Principal Balance per Pad(1)		$36,630.76
Size (Pads)	1,671	Percentage of Initial Pool Balance		4.3%
Total Occupancy as of 2/7/2018	86.3%	Number of Related Mortgage Loans		None
Owned Occupancy as of 2/7/2018	86.3%	Type of Security		Fee Simple
Year Built / Latest Renovation	1992-2016 / NAP	Mortgage Rate		4.8475%
Appraised Value	$102,600,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		60

Underwritten Revenues	$12,308,195
Underwritten Expenses	$5,711,483	Escrows
Underwritten Net Operating Income (NOI)	$6,596,713		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$6,554,938	Taxes	$392,917	$56,131
Cut-off Date LTV Ratio(1)	59.7%	Insurance	$0	$0
Maturity Date LTV Ratio(1)	54.9%	Replacement Reserves	$0	$3,481
DSCR Based on Underwritten NOI / NCF(1)	1.70x / 1.69x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	10.8% / 10.7%	Other(3)	$550	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$61,210,000	64.1%	Purchase Price	$94,261,538	98.7%
Principal’s New Cash Contribution	34,274,228	35.9	Closing Costs	829,223	0.9
			Reserves	393,467	0.4
Total Sources	$95,484,228	100.0%	Total Uses	$95,484,228	100.0%

(1)	Calculated based on the aggregate outstanding balance of the Quality RV Resorts Whole Loan.
(2)	The Cut-off Date Principal Balance of $35,000,000 represents the controlling note A-1 of the $61,210,000 Quality RV Resorts Whole Loan evidenced by two pari passu notes. See “—The Mortgage Loan” below.
(3)	Other upfront reserve represents a deferred maintenance reserve. See “—Escrows” below

■	The Mortgage Loan. The mortgage loan (the “Quality RV Resorts Loan”) is part of a whole loan (the “Quality RV Resorts Whole Loan”) consisting of two pari passu promissory notes with an aggregate original principal amount of $61,210,000 and secured by first priority deeds of trust encumbering the borrowers’ fee simple interest in a portfolio of eight manufactured housing properties located in Texas (the “Quality RV Resorts Properties”). The Quality RV Resorts Loan (evidenced by the controlling note A-1) has an outstanding principal balance as of the Cut-off Date of $35,000,000 and represents approximately 4.3% of the Initial Pool Balance. The related companion loan (the “Quality RV Resorts Companion Loan”), evidenced by the non-controlling note A-2, has an outstanding principal balance as of the Cut-off Date of $26,210,000. The Quality RV Resorts Whole Loan was originated by Goldman Sachs Mortgage Company on June 25, 2018. The Quality RV Resorts Whole Loan has an interest rate of 4.8475% per annum. The borrowers utilized the proceeds of the Quality RV Resorts Whole Loan to acquire the Quality RV Resorts Properties, pay origination costs and fund reserves.

The Quality RV Resorts Whole Loan had an initial term of 120 months and has a remaining term of 120 months as of the Cut-off Date. The Quality RV Resorts Whole Loan requires interest only payments on each due date through and including the due date in July 2023 and thereafter requires monthly payments of interest and principal sufficient to amortize the Quality RV Resorts Whole Loan over a 30-year amortization schedule. The scheduled maturity date of the Quality RV Resorts Whole Loan is the due date in July 2028. The Quality RV Resorts Whole Loan may be voluntarily prepaid in whole or in part beginning on the first due date following the earlier of (i) the third anniversary of the origination date and (ii) the second anniversary of the closing date of the securitization into which the last Quality RV Resorts Companion Loan is securitized. Any voluntary prepayments prior to the due date in January 2028 require a prepayment consideration equal to the greater of 1% of the amount prepaid or a yield maintenance premium.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

QUALITY RV RESORTS

The following table outlines the two pari passu notes of the Quality RV Resorts Whole Loan:

Note	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$35,000,000	$35,000,000	GSMS 2018-GS10	Yes
Note A-2	26,210,000	26,210,000	GSMC(1)	No
Total	$61,210,000	$61,210,000

(1)	Note A-2 is currently held by GSMC and is expected to be contributed to one or more future securitization transactions

■	The Mortgaged Properties. The Quality RV Resorts Properties are comprised of eight manufactured housing properties located in Texas and built between 1992 and 2016. The Quality RV Resorts Properties consist of 1,671 pads situated on approximately eight to 32 acre sites which offer recreational vehicle pad spots, park models and travel trailers for rent. The Quality RV Resorts Properties feature three types of accommodations: (i) pads ranging in size from 12x35 to 20x70, (ii) travel trailers, which feature stationary RV trailers and (iii) park models, which are furnished manufactured housing units. Each property generally has a variety of amenities which include a between two and seven acre lake, a clubhouse with a business center, a community room, a fitness room, BBQ areas, swimming pool, additional storage and laundry facilities. The Quality RV Resorts Properties are currently 86.3% occupied as of February 7, 2018 and are rented on a daily, weekly or monthly basis. As of the February 7, 2018 rent roll, the average number of days tenants stayed at the Quality RV Resorts Properties was approximately 195 days.

The following table presents certain information relating to the Quality RV Resorts Properties:

Property Name	City	State	% of Allocated Loan Amount	Occupancy	Total Pads	Year Built	As-Is Appraised Value	UW NCF
Quality RV Resorts Lakeview	Houston	Texas	24.2%	93.3%	282	2005	$24,900,000	$1,586,307
Quality RV Resorts Brazoria	Brazoria	Texas	18.9	91.0%	266	2016	18,000,000	1,237,147
Quality RV Resorts Highway Six	Houston	Texas	13.7	85.3%	218	2016	14,500,000	899,238
Quality RV Resorts Mont Belvieu	Baytown	Texas	11.3	69.1%	243	2015	12,400,000	739,237
Quality RV Resorts Greenlake	San Antonio	Texas	9.9	87.4%	231	2016	11,500,000	647,963
Quality RV Resorts Fallbrook	Houston	Texas	9.6	87.6%	186	2014	9,800,000	628,726
Quality RV Resorts Southlake	Houston	Texas	6.4	89.3%	121	2014	5,800,000	417,726
Quality RV Resorts AllStar	Houston	Texas	6.1	88.7%	124	1992	5,700,000	398,592
Total			100.0%	86.3%	1,671		$102,600,000	$6,554,938

The following table presents certain information relating to the pads and rent at the Quality RV Resorts Properties:

Unit Mix(1)

Unit Type	# of Units	Average Rent Per Month(2)
Pads	1589	$661
Travel Trailers	49	$1,040
Park Models	33	$1,348
Total / Wtd. Avg.	1,671	$629

(1)	As provided by the borrowers per the underwritten rent roll dated February 7, 2018.
(2)	Assumed 30 days per month.

The following table presents certain information relating to the pads and rent at the Quality RV Resorts Properties:

Historical Leased %(1)

2017
83.5%

(1)	As provided by the borrowers and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

QUALITY RV RESORTS

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Quality RV Resorts Properties:

Cash Flow Analysis(1)

	2017(2)	TTM 5/31/2018(2)	Underwritten(3)	Underwritten $ per Pad
Potential Rent Revenue	$11,724,877	$11,852,796	$14,076,955	$8,424
Vacancy, Credit Loss and Concessions(4)	(215,669)	(231,256)	(2,415,999)	(1,446)
Total Rent	$11,509,209	$11,621,540	$11,660,956	$6,978

Other Revenue(5)	$649,133	$647,240	$647,240	$387
Effective Gross Income	$12,158,342	$12,268,780	$12,308,195	$7,366

Total Operating Expenses	$5,269,016	$5,751,918	$5,711,483	$3,418

Net Operating Income	$6,889,325	$6,516,863	$6,596,713	$3,948
Replacement Reserves	0	0	41,775	25
Net Cash Flow	$6,889,325	$6,516,863	$6,554,938	$3,923

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.
(2)	Potential Rent Revenue represents actual collections at the Quality RV Resorts Properties.
(3)	Underwritten Total Rent is based on TTM gross rents as of April 30, 2018 assuming 100% occupancy, net of an average vacancy factor for the Quality RV Resorts Properties.
(4)	Underwritten Vacancy, Credit Loss and Concessions based on in-place portfolio vacancy as of March 1, 2018.
(5)	Other Revenue includes income from laundry, inventory sales, golf cart rentals, storage rentals and propane sales.

■	Appraisal. According to the appraisals, the Quality RV Resorts Properties had an aggregate “as-is” appraised value of $102,600,000 as of March 12, 2018.

■	Environmental Matters. According to Phase I environmental reports, dated March 13, 2018, there are no recognized environmental conditions or recommendations for further action at the Quality RV Resorts Properties other than, with respect to the Quality RV Resorts Southlake property, the location of an abandoned crude oil pipeline should be confirmed and handled in accordance with applicable regulations prior to any future development or ground disturbing activity in the area of such pipeline.

■	Market Overview and Competition. The Quality RV Resorts Properties consists of eight properties located in Texas. Five of the properties are located in the Houston MSA, one in Baytown (east of Houston), one in Brazoria (southwest of Houston) and one in San Antonio.

Southwest and South-central Houston Submarket: Four of the Quality RV Resorts Properties, Quality RV Resorts Allstar, Quality RV Resorts Lakeview, Quality RV Resorts Southlake and Quality RV Resorts Highway Six, are located in southwest or south-central Houston proximate to the Sam Houston Tollway. The properties located in southwest Houston provide access to Houston’s large network of hospitals. Medical tourism is a primary demand driver in the southwestern submarket. Memorial Hermann Southwest has the capacity to care for 594 patients and specializes in oncology, imaging, surgery and vascular services. All of the southwestern Properties offer access to NRG Stadium, which is home to the Houston Texans and the Houston Livestock Show and Rodeo (HLSR). Other local attractions include the Houston Zoo, Hermann Park and Houston’s Museum District.

Northwest Houston Submarket: Quality RV Resorts Fallbrook is located in northwest Houston with access from the Sam Houston Tollway, I-45 and Route 249. Quality RV Resorts Fallbrook is located approximately 15 miles west of the George Bush Intercontinental Airport. Quality RV Resorts Fallbrook is also located approximately six miles east to Willowbrook Mall.

Baytown Market: Baytown is located east of Houston on the northern side of Galveston Bay. Quality RV Resorts Mont Belvieu benefits from access off of Route 99 and I-10 with access off of Route 565. Manufacturing and distribution are economic drivers for the region, specifically in energy-related fields. Exxon Mobil and Chevron Phillips are two of the region’s largest employers with their focus in the area being in the petrochemical industry. In March 2018, Exxon announced that it has begun the engineering work for a new Gulf Coast plastics plant.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

QUALITY RV RESORTS

Brazoria Market: Brazoria is located southwest of Houston, east of Lake Jackson and approximately 20 miles north of Surfside Beach. Quality RV Resorts Brazoria has access off of Route 36 which is the main thoroughfare bisecting the city of Brazoria. Dow Chemical is the largest employer in the region with approximately 3,900 employees. In 2017, Dow Chemical finished construction on their approximately 900,000 SF Texas Innovation Campus approximately 10 miles east of the Quality RV Resorts Brazoria property.

San Antonio Market: Quality RV Resorts Greenlake is located approximately 12 miles southeast of the San Antonio CBD near the intersection of I-37 and Route 181, south of Loop 410. Downtown San Antonio is home to the Riverwalk, the Alamo, SeaWorld and the San Antonio Spurs. Lackland Air Force Base is an economic driver in the San Antonio region as it is home to Air Force basic training and the Air Education and Training Command center. Additionally, enrollment at the University of Texas San Antonio-New Braunfels is up approximately 7% cumulatively over the past four years. Since 2006, the proportion of adults in San Antonio with college degrees has increased by 4%.

The following table presents certain information relating to the primary competition for the Quality RV Resorts Properties:

Competitive Set(1)

	Houston East RV Resort	Galveston Bay RV Park	Traders Village RV Park	Northlake RV	Westlake RV and Mini Storage	Eastlake RV Resort	Blazing Star Luxury RV Resort	Admirality RV Resort
Address	11810 I-10 East	2000 Tri-Cities Beach Road	7979 North Eldridge Parkway	1919 Humble Westfield Rd	18602 Clay Rd	11802 Lockwood Road	1120 W. Loop 1604 N.	1485 N Ellison Drive

City, State	Baytown, TX	Baytown, TX	Houston, TX	Houston, TX	Houston, TX	Houston, TX	San Antonio, TX	San Antonio, TX
Occupancy	90%	80%	85%	90%	90%	85%	82%	75%

(1)	Source: Appraisals.

■	The Borrowers. The borrowers are QRV Allstar, LLC, QRV Mont Belvieu, LLC, QRV Brazoria, LLC, QRV Fallbrook, LLC, QRV Greenlake, LLC, QRV Hwy 6, LLC, QRV Lakeview, LLC and QRV Southlake, LLC, each a Delaware limited liability company. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Quality RV Resorts Whole Loan. The non-recourse carveout guarantor under the Quality RV Resorts Whole Loan is Stonetown 5, LLLP, a Delaware limited liability limited partnership.

The manager of the borrowers is Stonetown 5 Investors, LLC, and the guarantor with respect to the Quality RV Resorts Whole Loan is Stonetown 5, LLLP.  Both of such entities are affiliated with Stonetown Capital Group, LLC. Stonetown Capital Group, LLC is a Denver based real estate investment firm. Since August 2010, Stonetown Capital Group, LLC (and/or its affiliates) has purchased 61 manufactured home communities and operates in Alabama, Colorado, Illinois, Mississippi, Oklahoma, New Mexico and Texas. As of September 2017, Stonetown Capital Group, LLC has raised five funds totaling over $150 million in private capital, the most recent of which is Stonetown 5, LLLP, which had a final closing in December with almost $85 million of commitments. Like its predecessors, Stonetown 5, LLLP’s focus is opportunistic investing in the manufactured and affordable housing space.

■	Escrows. On the origination date, the borrowers funded (i) a tax reserve in the amount of $392,917 and (ii) a deferred maintenance reserve in the amount of $550.

On each due date, the borrowers are required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the property taxes and insurance premiums that the lender reasonably estimates will be payable during the next ensuing 12 months (currently $56,131 for taxes), unless in the case of insurance premiums, the borrowers are maintaining a blanket policy in accordance with the related loan documents and there is no continuing event of default and the borrowers provide evidence of payment of related premiums and (ii) a replacement reserve in an amount equal to (x) $25 times the number of pads at the Quality RV Resorts Properties, divided by (y) 12 (subject to a cap equal to the product of (a) $25 times the number of pads at the Quality RV Resorts Properties, times (b) three).

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

QUALITY RV RESORTS

■	Lockbox and Cash Management. The Quality RV Resorts Whole Loan is structured with a springing lockbox and springing cash management. Upon the occurrence of an initial Quality RV Resorts Trigger Period or event of default under the Quality RV Resorts Whole Loan, the borrowers will be required to cause all cash revenues relating to the Quality RV Resorts Properties and all other money received by the borrowers or the property manager with respect to the Quality RV Resorts Properties (other than tenant security deposits) to be deposited into a lender-controlled lockbox account within two business days of receipt. On each business day during the continuance of a Quality RV Resorts Trigger Period or event of default under the Quality RV Resorts Whole Loan, all amounts in the lockbox account are required to be remitted to a lender-controlled cash management account. On each business day that no Quality RV Resorts Trigger Period or event of default under the Quality RV Resorts Whole Loan is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account. During the continuance of a Quality RV Resorts Trigger Period or, at the lender’s discretion, during an event of default under the Quality RV Resorts Whole Loan, all amounts on deposit in the cash management account after payment of debt service, required reserves and budgeted operating expenses are required to be reserved as additional collateral for the Quality RV Resorts Whole Loan.

A “Quality RV Resorts Trigger Period” means (i) each period that commences when the debt service coverage ratio (as calculated under the loan documents), determined as of the first day of any fiscal quarter, is less than 1.20x and concludes when the debt service coverage ratio, determined as of the first day of each of two consecutive fiscal quarters thereafter, is equal to or greater than 1.25x, (ii) the period commencing upon the borrowers’ failure to deliver required monthly, quarterly or annual financial reports and ending when such reports are delivered and indicate that no other Quality RV Resorts Trigger Period is ongoing, and (iii) during any period when the guarantor is not a natural person and fails to satisfy certain net worth and cash liquidity thresholds.

■	Property Management. The Quality RV Resort Properties are currently managed by Cairn Communities, LLC, an affiliate of the borrowers, pursuant to a management agreement. Under the related loan documents, the Quality RV Resorts Properties are required to remain managed by (i) Cairn Communities, LLC, (ii) a reputable management company with at least five years’ experience in the management of at least 10 mobile home and/or recreational vehicle properties similar (or greater) in size, scope, class, use and value as the Quality RV Resort Properties, which at the time of its engagement as a property manager has under management pads of mobile home and recreational vehicles equal to at least three (3) times the number of pads collectively at the Quality RV Resorts Properties, or (iii) any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right, in its sole discretion, to replace, or require the borrowers to replace, the property manager and require the borrowers to engage a property manager selected by the borrowers (or in the event of any event of default under the Quality RV Resorts Whole Loan or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, selected by the lender) (i) during the continuance of an event of default under the Quality RV Resorts Whole Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, or during the continuance of a material default by the property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iii) if the property manager files for or is the subject of a petition in bankruptcy or (iv) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

QUALITY RV RESORTS

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Release of Collateral. Provided no event of default is continuing under the Quality RV Resorts Whole Loan, the borrowers have the right, at any time on or after the first due date following the earlier of (a) the third anniversary of the origination date and (b) the second anniversary of the closing date of the securitization into which the last Quality RV Resorts Companion Loan is securitized, to obtain the release of any of the Quality RV Resorts Properties, subject to the satisfaction of certain conditions, including, among others: (i) the borrowers prepay the Quality RV Resorts Whole Loan in an amount equal to the greater of (a) 115% of the allocated loan amount of such Quality RV Resorts Property, and (b) 80% of the net sales proceeds from the transfer of such Quality RV Resorts Property, plus, in the case of both (a) and (b), prior to the due date in January 2028, a prepayment premium equal to the greater of 1% of the amount prepaid or a yield maintenance premium, and (ii) after giving effect to such release, the debt yield (as calculated under the loan documents) for the remaining properties is equal to or greater than the greater of (x) 10.48% and (y) the debt yield immediately prior to such release.

■	Terrorism Insurance. The borrowers are required to maintain terrorism insurance in an amount equal to the full replacement cost of the Quality RV Resorts Properties, as well as 12 months of rental loss and/or business interruption coverage, together with a six-month extended period of indemnity following restoration. If TRIPRA is no longer in effect, then the borrowers’ requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THORNCREEK CROSSING

SPROUTS
FARMERS MARKET

OfficeMax

WORLD MARKET

SUPER TARGET

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THORNCREEK CROSSING

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THORNCREEK CROSSING

MAP © 2018 CARTIFACT
DATA © OSM CONTRIBUTORS
Thorncreek Crossing
901-1301 East 120th Avenue
Thornton, CO 80233
Broomfield
Thornton
Northglenn
Federal Heights
NORTHWEST PKWY
Lakeridge Mall
Orchard Town Center
The Grove Shopping Center
Lowe's
Walmart Supercenter
Washington Point
Front Range Community College
Vale Vista Shopping Center
Northpark Plaza
Federal Plaza
Best Buy
Bed Bath
Thornton Town Center
North Suburban Medical Center
Walmart Supercenter
Best Buy
Northview Shopping Center
Westminster Mall
Waterworld
Sunrise Village
AMF Sonesta Lanes
Walmart
St Anthony's Hospital-North
N Line
W 144TH AVE
E 144TH AVE
W 136TH AVE
W 120TH AVE
E 120TH AVE
E 112TH AVE
W 104TH AVE
E 104TH AVE
THORNTON PKY
W 92ND AVE
E 88TH AVE
W 84TH AVE
W 80TH AVE
E 96TH AVE
RIVERDALE RD
Lafayette
Broomfield
Thornton
Westminster
Arvada
Commerce City
DENVER INTERNATIONAL AIRPORT (DEN)
Denver
Golden
Aurora
Lakewood
Englewood
Centennial
Parker

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THORNCREEK CROSSING

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Thornton, Colorado	Cut-off Date Principal Balance	$33,750,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$159.10
Size (SF)	212,127	Percentage of Initial Pool Balance	4.2%
Total Occupancy as of 3/1/2018	100.0%	Number of Related Mortgage Loans(1)	3
Owned Occupancy as of 3/1/2018	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2001 / NAP	Mortgage Rate	4.6235%
Appraised Value	$47,000,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	36
Underwritten Revenues	$4,939,693
Underwritten Expenses	$1,383,814	Escrows
Underwritten Net Operating Income (NOI)	$3,555,879	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$3,402,239	Taxes	$0	$0
Cut-off Date LTV Ratio	71.8%	Insurance	$0	$0
Maturity Date LTV Ratio	63.0%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.71x / 1.63x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.5% / 10.1%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$33,750,000	74.6%	Purchase Price	$45,000,000	99.4%
Principal’s New Cash Contribution	11,514,952	25.4	Closing Costs	264,952	0.6

Total Sources	$45,264,952	100.0%	Total Uses	$45,264,952	100.0%

(1)	The borrower sponsor for the Thorncreek Crossing Loan is also the borrower sponsor for the Davenport Commons Loan and Arbor Plaza Loan.

■	The Mortgage Loan. The mortgage loan (the “Thorncreek Crossing Loan”) is evidenced by a note in the original principal amount of $33,750,000 and is secured by a first mortgage encumbering the borrower’s fee simple interest in an anchored retail property in Thornton, Colorado (the “Thorncreek Crossing Property”). The Thorncreek Crossing Loan was originated by Goldman Sachs Mortgage Company on April 11, 2018 and represents approximately 4.2% of the Initial Pool Balance. The note evidencing the Thorncreek Crossing Loan has an outstanding principal balance as of the Cut-off Date of $33,750,000 and an interest rate of 4.6235% per annum. The borrower utilized the proceeds of the Thorncreek Crossing Loan to acquire the Thorncreek Crossing Property and pay origination costs.

The Thorncreek Crossing Loan had an initial term of 120 months and has a remaining term of 118 months as of the Cut-off Date. The Thorncreek Crossing Loan requires interest only payments on each due date through and including the due date in May 2021 and thereafter requires monthly payments of interest and principal sufficient to amortize the Thorncreek Crossing Loan over a 30-year amortization schedule. The scheduled maturity date of the Thorncreek Crossing Loan is the due date in May 2028. The Thorncreek Crossing Loan may be voluntarily prepaid in whole (but not in part) beginning on the due date in August 2020. Any voluntary prepayments prior to the due date in February 2028 require a yield maintenance premium, which may be no less than 1% of the amount prepaid.

■	The Mortgaged Property. The Thorncreek Crossing Property is a 212,127 SF anchored retail property located in Thornton, Colorado. The total square footage of 212,127 SF is inclusive of 27,400 SF of leasehold improvements owned by the related tenant for five pad sites; the Olive Garden (8,100 SF), TGI Fridays (6,300 SF), Wells Fargo Bank (5,000 SF), Krispy Kreme Doughnuts (4,200 SF) and Chick-Fil-A (3,800 SF). The Thorncreek Crossing Property was built in 2001. The Thorncreek Crossing Property is currently 100% occupied by 32 tenants (including the five pad sites). The anchor tenants include: Sprouts Farmers Market, Barnes & Noble, Michaels, OfficeMax, Cost Plus World Market and Dollar Tree. Additionally, 26 of the 32 (approximately 74.4% of SF) tenants at the property have renewed or extended at least once since their original lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THORNCREEK CROSSING

The following table presents certain information relating to the anchor tenants (of which, certain tenants may have co-tenancy provisions) at the Thorncreek Crossing Property:

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of Total GLA	Mortgage Loan Collateral Interest	UW Total Rent	Total Rent $ per SF	Owned Anchor Tenant Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Anchors
Sprouts Farmers Market	NR / NR / NR	31,303	14.8%	Yes	$522,543	$16.69	10/31/2020	$532	3.1%	4, 5-year options
Barnes & Noble	NR / NR / NR	24,323	11.5	Yes	383,087	15.75	1/31/2020	NA	NA	NA
Michaels	NR / NR / BB-	24,069	11.3	Yes	460,929	19.15	3/31/2022	NA	NA	1, 5-year option
OfficeMax	NR / NR / NR	20,064	9.5	Yes	351,684	17.53	1/31/2022	NA	NA	3, 5-year options
Cost Plus World Market	NR / NR / NR	16,774	7.9	Yes	303,930	18.12	1/31/2021	NA	NA	2, 5-year options
Dollar Tree	NR / Baa3 / BBB-	10,533	5.0	Yes	203,531	19.32	12/31/2018	NA	NA	2, 5-year options
Total Anchors		127,066	59.9%		$2,225,704	$17.52

Occupied In-line		57,661	27.2%	Yes	$2,110,901	$36.61
Total Outparcel		27,400	12.9%	Yes	$840,427	$30.67

Total Owned SF		212,127	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Sales information presented with respect to the Thorncreek Crossing Property is based upon information provided by the borrower and in certain instances, sales figures represent estimates as tenants are not required to report, or otherwise may not have timely reported sales. The borrower does not independently verify sale information because such information is self-reported.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Thorncreek Crossing Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Barnes & Noble	NR / NR / NR	24,323	11.5%	383,087	9.9%	$15.75	1/31/2020	NA
Sprouts Farmers Market	NR / NR / NR	31,303	14.8	353,700	9.1	11.30	10/31/2020	4, 5-year options
Michaels	NR / NR / BB-	24,069	11.3	330,949	8.5	13.75	3/31/2022	1, 5-year option
Exempla Thornton Medical Center	NR / NR / NR	9,840	4.6	285,163	7.3	28.98	7/31/2023	2, 5-year options
OfficeMax	NR / NR / NR	20,064	9.5	260,000	6.7	12.96	1/31/2022	3, 5-year options
Cost Plus World Market	NR / NR / NR	16,774	7.9	218,062	5.6	13.00	1/31/2021	2, 5-year options
Mattress Firm	NR / NR / NR	6,004	2.8	156,208	4.0	26.02	2/28/2022	NA
Dollar Tree	NR / Baa3 / BBB-	10,533	5.0	150,095	3.9	14.25	12/31/2018	2, 5-year options
Wells Fargo Bank(2)	A+ / A2 / A-	5,000	2.4	121,526	3.1	24.31	9/30/2021	4, 5-year options
The Olive Garden(2)	BBB / Baa2 / BBB	8,100	3.8	113,135	2.9	13.97	5/31/2023	1, 5-year option
Ten Largest Tenants		156,010	73.5%	$2,371,926	61.0%	$15.20
Remaining Owned Tenants		56,117	26.5	1,516,816	39.0	27.03
Vacant Spaces (Owned Space)		0	0.0	0	0.0	0.00
Totals / Wtd. Avg. Tenants		212,127	100.0%	$3,888,741	100.0%	$18.33

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Wells Fargo Bank and The Olive Garden lease their respective pads, but own their tenant improvements.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THORNCREEK CROSSING

The following table presents certain information relating to the lease rollover schedule at the Thorncreek Crossing Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2018	13,453	6.3	6.3%	197,902	5.1	14.71	2
2019	5,488	2.6	8.9%	171,384	4.4	31.23	3
2020	60,703	28.6	37.5%	920,562	23.7	15.17	5
2021	33,463	15.8	53.3%	628,351	16.2	18.78	6
2022	72,306	34.1	87.4%	1,353,110	34.8	18.71	11
2023	17,940	8.5	95.9%	398,298	10.2	22.20	2
2024	3,791	1.8	97.7%	62,552	1.6	16.50	1
2025	0	0.0	97.7%	0	0.0	0.00	0
2026	0	0.0	97.7%	0	0.0	0.00	0
2027	4,983	2.3	100.0%	156,582	4.0	31.42	2
2028	0	0.0	100.0%	0	0.0	0.00	0
2029 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	212,127	100.0%		$3,888,741	100.0%	$18.33	32

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the Thorncreek Crossing Property:

Historical Leased %(1)

2015	2016	2017
99.8%	99.8%	100.0%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Thorncreek Crossing Property:

Cash Flow Analysis(1)

	2015	2016	2017	Underwritten(2)	Underwritten $ per SF
Base Rent	$3,568,522	$3,542,350	$3,829,186	$3,888,741	$18.33
Overage / Percentage Rent	9,869	0	0	0	0.00
Total Reimbursement Revenue	1,009,183	1,099,518	1,278,084	1,288,290	6.07
Other Revenue	9,316	10,916	16,955	16,955	0.08
Gross Revenue	$4,596,890	$4,652,784	$5,124,225	$5,193,986	$24.49
Vacancy & Credit Loss	0	0	0	(254,294)	(1.20)
Effective Gross Income	$4,596,890	$4,652,784	$5,124,225	$4,939,693	$23.29

Total Operating Expenses	$1,273,869	$1,266,498	$1,487,999	$1,383,814	$6.52

Net Operating Income	$3,323,021	$3,386,286	$3,636,226	$3,555,879	$16.76
TI/LC	0	0	0	125,931	0.59
Capital Expenditures	0	0	0	27,709	0.13
Net Cash Flow	$3,323,021	$3,386,286	$3,636,226	$3,402,239	$16.04

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of March 1, 2018 and contractual rent steps through June 30, 2019.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THORNCREEK CROSSING

■	Appraisal. According to the appraisal, the Thorncreek Crossing Property had an “as-is” appraised value of $47,000,000 as of February 23, 2018.

■	Environmental Matters. According to a Phase I environmental report, dated December 2, 2017, there is a controlled recognized environmental condition resulting from historical impacts on the Thorncreek Crossing Property from leaking underground storage tanks at an adjacent property that used to contain a gas station. The underground storage tanks were removed and the Colorado Department of Labor and Employment, Division of Oil and Public Safety delivered a regulatory closure letter on August 30, 2017. The environmental consultant recommended no further action.

■	Market Overview and Competition. According to the appraisal, the Thorncreek Crossing Property is an anchored retail property in the Denver-Aurora-Lakewood, Colorado metro area. As of 2017, the total population within a one-mile, three-mile and five-mile radius of the Thorncreek Crossing Property is 15,190, 135,416 and 300,246, respectively. As of 2017, the average household income within a one-mile, three-mile and five-mile radius of the Thorncreek Crossing Property is $59,576, $89,565 and $89,222, respectively.

The following table presents certain information relating to the primary competition for the Thorncreek Crossing Property:

Competitive Set(1)

	Thorncreek Crossing	The Shops at Walnut Creek - Big Box	Orchard Town Center -Rent	Orchard Park Place Phase II	Town Center At Brookhill	Westminster City Center - Big Box	Lakewood City Commons
Property Type	Retail	Retail	Retail	Retail	Retail	Retail	Retail
Year Built	2001	2004	2008	2017	1985	1996	2001
Total GLA	212,127	233,984	507,000	114,532	305,858	342,610	282,096
Total Occupancy	100%	90%	90%	96%	82%	85%	95%
Anchors & Jr. Anchors	Sprouts Farmers Market Barnes & Noble Michaels OfficeMax Cost Plus World Market Dollar Tree	Michaels TJ Maxx		Cycle Bar Sally Beauty PetSmart Sierra Trading Post TJ Maxx / Home Goods	Vegas Nutrition My Salon TruFit	Michaels DSW	Mile High Allergy Center Bath & Body Works Runners Roost ULTA

(1)	Source: Appraisal.

■	The Borrower. The borrower is GKT Thorncreek Plaza, L.L.C., a Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Thorncreek Crossing Loan. The non-recourse carveout guarantors are E. Stanley Kroenke (“Kroenke”) and James N. Gordon (“Gordon”). Upon satisfaction of certain notice requirements and other standard requirements set forth in the Loan Agreement, each of Kroenke and Gordon have the right to buy-out the interest of the other in North Lauderdale Associates (an indirect parent of the borrower). Upon consummation of any such buyout, the guarantor whose interest was purchased will be released from all obligations arising under the Guaranty, Environmental Indemnity, and Cooperation Agreement arising as and from the date of the buyout; provided, however, in the event that Gordon buys out Kroenke and the borrower has exercised its right to avoid making reserve deposits that would otherwise be required under the loan documents in lieu of a personal guarantee of the same by Kroenke, then Kroenke has the right to make the “Continuing Recourse Election” (an election that would allow the borrower to continue to avoid making the monthly reserve requirements after such buyout if Kroenke is willing to remain liable for the same under the Guaranty), which would result in Kroenke remaining liable for such reserves on a full recourse basis in accordance with the terms of the Guaranty following such buyout.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THORNCREEK CROSSING

Stanley Kroenke has served as the sponsor on 37 securitized conduit loans since 2011 with loan proceeds in excess of $1.2 billion. Stanley Kroenke is the owner of Kroenke Sports & Entertainment, LLC, which controls five professional sports franchises with significant interest in a sixth, two sports stadiums, four television channels, four radio stations, and various magazines and websites. Sports franchise ownership includes the Denver Nuggets (NBA), Colorado Avalanche (NHL), Colorado Rapids (MLS) and Los Angeles Rams (NFL). Stanley Kroenke is also the largest shareholder of the English football club, Arsenal. Additionally, Stanley Kroenke is the owner of the Kroenke Group (TKG), a real estate development and investment firm that focuses on acquiring commercial properties in the United States. In July 2018, Forbes reported Stanley Kroenke’s net worth to be $8.3 billion. James Gordon has a reported net worth and liquidity of $28.8 million and $7.8 million, respectively.

■	Escrows. On each due date, subject to the guaranty described below, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, unless, in the case of insurance premiums, the borrower elects to pay the annual premiums through a premium financing agreement through a third-party premium finance company in accordance with the loan documents, (ii) a capital expenditures reserve in an amount equal to approximately $2,309, and (iii) a tenant improvement and leasing commission reserve in an amount equal to approximately $16,667, capped at $600,000 (excluding termination proceeds).

The borrower may elect not to make any of the monthly deposits described above (such election, the “Thorncreek Recourse Election”), unless (i) in the case of the tax and insurance reserve, the borrower fails to provide timely evidence of the payment of taxes and insurance premiums, (ii) a Thorncreek Crossing Cash Management Period is continuing, (iii) E. Stanley Kroenke is no longer a non-recourse carveout guarantor and (iv) Gordon Property Company III, L.P. purchases all of E. Stanley Kroenke’s direct and/or indirect interests in North Lauderdale Associates (an indirect parent of the borrower), unless, in the case of clause (iv), E. Stanley Kroenke elects to remain fully liable for the Thorncreek Recourse Election. In the case of a Thorncreek Recourse Election, the borrower and non-recourse carveout guarantors will become personally liable on a recourse basis for the amounts that would have been deposited into the related reserves.

A “Thorncreek Crossing Cash Management Period” means (i) the period from the commencement of the initial Thorncreek Crossing Trigger Period until the end of such Thorncreek Crossing Trigger Period, (ii) the period from the commencement of any subsequent Thorncreek Crossing Trigger Period through the end of the term of the Thorncreek Crossing Loan or (iii) during the continuation of any event of default under the Thorncreek Crossing Loan.

A “Thorncreek Crossing Trigger Period” means (i) each period that commences when the debt service coverage ratio (as calculated under the loan documents), determined as of the first day of any fiscal quarter, is less than 1.15x and concludes when the (x) debt service coverage ratio, determined as of the first day of each of two consecutive fiscal quarters thereafter, is equal to or greater than 1.15x or (y) the borrower delivers a fully executed master lease to the lender that provides sufficient rent which, combined with rent payable under all other leases in effect at the Thorncreek Crossing Property, would generate a debt service coverage ratio (as calculated under the loan documents) equal to or greater than 1.25x, and (ii) the period commencing upon the borrower’s failure to deliver required monthly, quarterly or annual financial reports and ending when such reports are delivered and indicate that no other Thorncreek Crossing Trigger Period is ongoing.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

THORNCREEK CROSSING

■	Lockbox and Cash Management. The Thorncreek Crossing Loan is structured with a springing lockbox and springing cash management. Upon the occurrence of an initial Thorncreek Crossing Cash Management Period, the lender may deliver notices to each tenant instructing them to remit all rents into a lender-controlled lockbox account and the borrower will be required to cause all cash revenues relating to the Thorncreek Crossing Property and all other money received by the borrower or the property manager with respect to the Thorncreek Crossing Property (other than tenant security deposits) to be deposited into such lockbox account or, during a Thorncreek Crossing Cash Management Period, a cash management account within one business day of receipt. On each business day during the continuance of a Thorncreek Crossing Cash Management Period, all amounts in the lockbox account are required to be remitted to a lender-controlled cash management account. On each business day that no Thorncreek Crossing Cash Management Period is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account.

During the continuance of a Thorncreek Crossing Cash Management Period, but absent a continuing Thorncreek Crossing Trigger Period or event of default under the Thorncreek Crossing Loan, all funds in the cash management account in excess of the monthly debt service and required reserves are required to be swept into a borrower-controlled operating account on each business day.

During the continuance of a Thorncreek Crossing Trigger Period or, at the lender’s discretion, during an event of default under the Thorncreek Crossing Loan, all amounts on deposit in the cash management account after payment of debt service, required reserves and budgeted operating expenses are required to be reserved as additional collateral for the Thorncreek Crossing Loan.

■	Property Management. The Thorncreek Crossing Property is currently managed by TKG Management, Inc., an affiliate of the borrower, pursuant to a management agreement. Under the related loan documents, the Thorncreek Crossing Property is required to remain either self-managed by the borrower or managed by TKG Management, Inc. or any other management company approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to replace, or require the borrower to replace, the property manager and require the borrower to engage a property manager selected by the borrower, subject to the lender’s reasonable approval (or in the event of any event of default under the Thorncreek Crossing Loan or following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, selected by the lender) (i) during the continuance of an event of default under the Thorncreek Crossing Loan, (ii) following any foreclosure, conveyance in lieu of foreclosure or other similar transaction, (iii) during the continuance of a material default by a property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), (iv) if the property manager files or is the subject of a petition in bankruptcy or (v) if a trustee or receiver is appointed for the property manager’s assets or the property manager makes an assignment for the benefit of its creditors or is adjudicated insolvent.

■	Additional Debt. The loan documents permit preferred equity payable to E. Stanley Kroenke, James N. Gordon or their respective controlled affiliates, for so long as such preferred equity (i) is limited to a distribution preference over common equity and accrues at a stated rate, but does not contain any remedy for non-payment, and (ii) is approved by North Lauderdale Associates (an indirect parent of the borrower).

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the Thorncreek Crossing Property, as well as 18 months of rental loss and/or business interruption coverage, together with a 12-month extended period of indemnity following restoration. If TRIPRA is no longer in effect, then the borrower’s requirement will be capped at insurance premiums equal to two times the amount of the insurance premium payable in respect of the property and business interruption/rental loss insurance required under the related loan documents. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

SANTAN VILLAGE MARKETPLACE

BED BATH &
BEYOND

JO-ANN
fabrics and crafts

OfficeMax

Marshalls

OLD NAVY

DOWNEAST

Kirkland's

BIG LOTS!

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SANTAN VILLAGE MARKETPLACE

E WILLIAMS FIELD RD
Sprint
SUPERCUTS
SAN TAN DENTAL GROUP
Walmart
Sam's Club
Savings Made Simple
GAS STATION
S MARKET STREET
E FRYE RD
OfficeMax
OLD NAVY
Marshalls
JO-ANN
ULTA
BED BATH & BEYOND
DSW
BIG LOTS!
T-Mobile
Chen's Chinese
HAND & STONE MASSAGE
THE JOINT
MATTRESS FIRM
Pinot's Palette
RED MOUNTAIN WEIGHT LOSS
AMAZING LASH STUDIO
usbank
GameStop
EAST VALLEY SEW
SAN TAN NAILS & SPA
Wendy's
SAN TAN FWY US-202
SAN TAN VILLAGE PKWY
Collateral
SanTan Village Marketplace
Vacant
Not Part of Collateral

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SANTAN VILLAGE MARKETPLACE

MAP © 2018 CARTIFACT
DATA © OSM CONTRIBUTORS
SanTan Village Marketplace
2697-2817 South Market Street
Gilbert, AZ 85295
Gilbert
PHOENIX-MESA GATEWAY AIRPORT
CHANDLER MUNICIPAL AIRPORT
Banner Baywood Medical Center
Mercy Gilbert Medical Center
Santan Village
Topgolf
Costco Wholesale
Main Street Commons
Shoppes at Val Vista
Forum at Gilbert Ranch
Lindsay Square
Val Vista Towne Center
Mirador Square
Silverstone Plaza
Warner Plaza
Bayshore Plaza
Cooper Marketplace
Gilbert Town Square
Mesquite High School
Crossroads Towne Center
Higley Pavilion
Chandler Heights Marketplace
Chandle Heights Village
Santa Fe Square
Mesa Shores Shopping Center
Mesa Commons
Township Plaza
Superstition Springs Center
Mesa Pavilions North
Mesa Pavilions
Power Square
E SOUTHERN AVE
E BASELINE RD
E GUADALUPE RD
E ELLIOT RD
E WARNER RD
W RAY RD
W CHANDLER BLVD
E WILLIAMS FIELD RD
W PECOS RD
E PECOS RD
E GERMAN RD
E QUEEN CREEK RD
E OCOTILLO RD
E CHANDLER HEIGHTS RD
N COOPER RD
N GILBERT RD
N LINDSAY RD
N VAL VISTA DR
N GREENFIELD RD
N HIGLEY RD
S POWER RD
S SOSSAMAN RD
S GILBERT RD
S LINDSAY RD
S VAL VISTA DR
S GREENFIELD RD
S HIGLEY RD
60
202
Peoria
Glendale
Phoenix
Scottsdale
Fountain Hills
Tolleson
Tempe
Mesa
Guadalupe
Gilbert
Chandler
Queen Creek

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SANTAN VILLAGE MARKETPLACE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Gilbert, Arizona	Cut-off Date Principal Balance	$33,475,000
Property Type	Retail	Cut-off Date Principal Balance per SF	$117.22
Size (SF)	285,581	Percentage of Initial Pool Balance	4.1%
Total Occupancy as of 5/9/2018	98.6%	Number of Related Mortgage Loans	None
Owned Occupancy as of 5/9/2018	98.6%	Type of Security	Fee Simple
Year Built / Latest Renovation	2005-2007 / NAP	Mortgage Rate	4.2820%
Appraised Value	$52,770,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Underwritten Revenues	$5,652,230
Underwritten Expenses	$1,227,405	Escrows
Underwritten Net Operating Income (NOI)	$4,424,825	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$4,187,398	Taxes	$144,505	$48,168
Cut-off Date LTV Ratio	63.4%	Insurance	$0	$0
Maturity Date LTV Ratio	63.4%	Replacement Reserves	$0	$4,522
DSCR Based on Underwritten NOI / NCF	3.04x / 2.88x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	13.2% / 12.5%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$33,475,000	63.8%	Purchase Price	$51,500,000	98.2%
Principal’s New Cash Contribution	18,994,750	36.2	Closing Costs	825,245	1.6
Reserves	144,505	0.3

Total Sources	$52,469,750	100.0%	Total Uses	$52,469,750	100.0%

■	The Mortgage Loan. The mortgage loan (the “SanTan Village Marketplace Loan”) is evidenced by a note in the original principal amount of $33,475,000 and is secured by a first deed of trust encumbering the borrower’s fee simple interest in an anchored retail property in Gilbert, Arizona (the “SanTan Village Marketplace Property”). The SanTan Village Marketplace Loan was originated by Goldman Sachs Mortgage Company on May 11, 2018 and represents approximately 4.1% of the Initial Pool Balance. The note evidencing the SanTan Village Marketplace Loan has an outstanding principal balance as of the Cut-off Date of $33,475,000 and an interest rate of 4.2820% per annum. The borrower utilized the proceeds of the SanTan Village Marketplace Loan to acquire the SanTan Village Marketplace Property, pay origination costs and fund reserves.

The SanTan Village Marketplace Loan had an initial term of 120 months and has a remaining term of 119 months as of the Cut-off Date. The SanTan Village Marketplace Loan requires interest only payments during its term. The scheduled maturity date of the SanTan Village Marketplace Loan is June 6, 2028. The SanTan Village Marketplace Loan may be voluntarily prepaid in whole (but not in part) beginning on the due date in June 2019. Any voluntary prepayments prior to the due date in December 2027 require prepayment consideration equal to the greater of 1% of the amount prepaid or a yield maintenance premium.

■	The Mortgaged Property. The SanTan Village Marketplace Property is a 285,581 SF anchored retail property located in Gilbert, Arizona. The SanTan Village Marketplace Property was developed between 2005 and 2007. As of the May 9, 2018 rent roll, the SanTan Village Marketplace Property is 98.6% leased to 32 tenants. The rent roll includes national and credit tenants including anchors: Jo-Ann Fabrics, Big Lots, Bed Bath & Beyond, Marshalls and DSW. Additionally, the SanTan Village Marketplace Property includes two outparcels and 26 in-line suites with an average size of 2,557 SF. The Property is located off Loop 202 with six access points along Market Street and one access point on Williams Field Road.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SANTAN VILLAGE MARKETPLACE

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the SanTan Village Marketplace Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Tenant Sales $ per SF(2)	Occupancy Cost	Renewal / Extension Options
Jo-Ann Fabrics	NR / NR / NR	35,000	12.3%	$408,100	8.9%	$11.66	1/31/2026	$138	8.4%	2, 5-year options
Bed Bath & Beyond	NR / Baa2 / BBB-	32,883	11.5	407,451	8.8	12.39	1/31/2021	NA	NA	3, 5-year options
DSW	NR / NR / NR	30,000	10.5	375,000	8.1	12.50	7/31/2025	$144	8.7%	2, 5-year options
Old Navy	BB+ / Baa2 / BB+	17,000	6.0	349,690	7.6	20.57	1/31/2022	$450	4.6%	NA
Marshalls	NR / NR / NR	32,094	11.2	333,778	7.2	10.40	8/31/2020	$247	4.2%	3, 5-year options
ULTA Salon	NR / NR / NR	10,450	3.7	313,500	6.8	30.00	12/31/2025	$729	4.1%	3, 5-year options
OfficeMax	NR / NR / NR	19,896	7.0	273,570	5.9	13.75	1/31/2021	NA	NA	2, 5-year options
Big Lots	NR / NR / BBB	34,182	12.0	273,456	5.9	8.00	1/31/2021	$123	6.5%	2, 5-year options
DownEast Home & Clothing	NR / NR / NR	18,050	6.3	190,428	4.1	10.55	9/17/2023	$147	7.2%	NA
Kirkland’s	NR / NR / NR	7,795	2.7	184,586	4.0	23.68	1/31/2021	$215	11.0%	NA
Ten Largest Tenants		237,350	83.1%	$3,109,559	67.5%	$13.10
Remaining Owned Tenants		44,231	15.5	1,495,167	32.5	33.80
Vacant Spaces (Owned Space)		4,000	1.4	0	0.0	0.00
Totals / Wtd. Avg. Tenants		285,581	100.0%	$4,604,726	100.0%	$16.35

(1)	Credit ratings are those of the parent company whether or not the parent company guarantees the lease.

(2)	Sales are based on TTM ending December 2017.

The following table presents certain information relating to the lease rollover schedule at the SanTan Village Marketplace Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases(1)
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2018	4,032	1.4	1.4%	107,966	2.3	26.78	3
2019	0	0.0	1.4%	0	0.0	0.00	0
2020	38,898	13.6	15.0%	579,674	12.6	14.90	5
2021	108,622	38.0	53.1%	1,595,503	34.6	14.69	11
2022	23,640	8.3	61.3%	571,183	12.4	24.16	4
2023	22,501	7.9	69.2%	371,485	8.1	16.51	3
2024	0	0.0	69.2%	0	0.0	0.00	0
2025	43,648	15.3	84.5%	800,494	17.4	18.34	3
2026	35,000	12.3	96.8%	408,100	8.9	11.66	1
2027	2,520	0.9	97.6%	77,868	1.7	30.90	1
2028	2,720	1.0	98.6%	92,453	2.0	33.99	1
2029 & Thereafter	0	0.0	98.6%	0	0.0	0.00	0
Vacant	4,000	1.4	100.0%	0	0.0	0.00	0
Total	285,581	100.0%		$4,604,726	100.0%	$16.35	32

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the SanTan Village Marketplace Property:

Historical Leased %(1)

2015	2016	2017
97.1%	96.7%	97.0%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31, unless otherwise specified.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SANTAN VILLAGE MARKETPLACE

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the SanTan Village Marketplace Property:

Cash Flow Analysis(1)

	2015	2016	2017	Underwritten(2)	Underwritten $ per SF
Base Rental Revenue	$4,309,710	$4,463,710	$4,558,655	$4,604,726	$16.12
Total Reimbursement Revenue	1,197,132	1,206,793	1,186,883	1,134,287	3.97
Market Revenue from Vacant Units	0	0	0	139,613	0.49
Other Revenue	56,498	56,303	71,090	71,090	0.25
Gross Revenue	5,563,340	5,726,805	5,816,628	5,949,715	20.83
Vacancy Loss	0	0	0	(297,486)	(1.04)
Effective Gross Revenue	$5,563,340	$5,726,805	$5,816,628	$5,652,230	$19.79
Total Operating Expenses	$1,231,704	$1,266,901	$1,228,406	$1,227,405	$4.30
Net Operating Income	$4,331,635	$4,459,904	$4,588,223	$4,424,825	$15.49
TI/LC	0	0	0	183,794	0.64
Capital Expenditures	0	0	0	53,634	0.19
Net Cash Flow	$4,331,635	$4,459,904	$4,588,223	$4,187,398	$14.66

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of May 9, 2018 and contractual rent steps through June 28, 2018.

■	Appraisal. According to the appraisal, the SanTan Village Marketplace Property had an “as-is” appraised value of $52,770,000 as of March 20, 2018.

■	Environmental Matters. According to a Phase I environmental report, dated March 26, 2018, there are no recognized environmental conditions or recommendations for further action at the SanTan Village Marketplace Property.

■	Market Overview and Competition.

—	Phoenix Retail Market: The SanTan Village Marketplace Property is located in the Phoenix retail market. According to the appraisal, over the past 10 years, the Phoenix retail market inventory increased by 9.4% and was offset by a 5.7% increase in positive absorption, resulting in a modest 1.9% increase in vacancy and a minimal increase in average asking rents of 2.3%. The average market vacancy over the last 10 years was 10.1% relative to 7.8% for the fourth quarter of 2017. There are 80 retail projects under construction totaling 1,053,951 SF that represent a near-term 0.5% increase to supply. Net absorption in 2017 was 1.5% and 0.7% during the fourth quarter of 2017.

—	Gilbert Retail Submarket: The SanTan Village Marketplace Property is located in the Gilbert retail submarket. According to the appraisal, over the last 10 years, market inventory increased significantly by 22.6% to 15.5 million SF. Positive absorption of 22.4% resulted in a 0.2% decrease in vacancy over the 10-year period to 9.1%. In the last five years, the Gilbert retail submarket had an average vacancy of 7.5% relative to the current vacancy rate for the submarket of 6.5%. The Gilbert submarket has witnessed positive absorption of 1.96 million square feet and rental rates have increased 22% from $14.43 in 2013 to $17.59 in 2017.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SANTAN VILLAGE MARKETPLACE

The following table presents select comparable recent anchored retail property sales for SanTan Village Marketplace Property:

Anchored Retail Sales Comparables(1)

Property Name	Location	Sale Year	Year Built	Building SF	Sale Price	Sales Price per SF	NOI	NOI per SF	Cap Rate
Palm Valley Pavilions West	Goodyear, AZ	2016	1994	232,577	$60,500,000	$260	$3,751,000	$16.13	6.20%
Southern Palms Center	Tempe, AZ	2016	1981	235,839	$36,750,000	$156	$2,197,650	$9.32	5.98%
Mesa Grand	Mesa Grand, AZ	2017	1999	202,147	$41,900,000	$207	$2,935,120	$14.52	7.01%
Palmilla Center	Avondale, AZ	2018	1998	103,568	$23,250,000	$224	$1,876,275	$18.12	8.07%
Tanger Outlet Center	Glendale, AZ	2016	2012	410,664	$66,990,000	$163	$4,200,273	$10.23	6.27%
Sonora Village	Scottsdale, AZ	2016	1996	269,369	$72,500,000	$269	$4,495,000	$16.69	6.20%
Seville & La Mirada	Scottsdale, AZ	2016	1990	245,302	$72,500,000	$296	$4,756,000	$19.39	6.56%
Riverview Plaza	Mesa, AZ	2017	1998	130,577	$21,748,438	$167	$1,674,630	$12.82	7.70%
Paradise Square	Phoenix, AZ	NAP	1987	98,599	$13,050,000	$132	$1,175,805	$11.93	9.01%
Comparable Property Average		2016	1995	214,294	$45,465,382	$212	$3,006,861	$14.03	7.00%

(1)	Source: Appraisal.

The following table presents certain information relating to the primary competition for the SanTan Village Marketplace Property:

Competitive Set(1)

Property	Location	Year Built	Total NRA (SF)	% Vacant
Bayshore Plaza Pad Bldg	Gilbert, AZ	2015	6,650	0.0%
Spectrum Town Center	Gilbert, AZ	2006	170,388	5.0%
Fry’s Marketplace	Gilbert, AZ	2013	9,500	0.0%
Peco & Higley Pad	Gilbert, AZ	2017	10,000	0.0%
The Shops At Agritopia	Gilbert, AZ	2017	10,800	11.0%
Gateway Village	Avondale, AZ	2016	30,617	0.0%
Mesa Grand	Phoenix, AZ	2001	12,000	0.0%
Pueblo Pointe Shopping Center	Phoenix, AZ	1980	25,766	0.0%
Sierra Montana Center	Surprise, AZ	2017	25,000	0.0%
Canyon Trails Towne Center	Goodyear, AZ	2008	42,096	0.0%
Laveen Village Marketplace	Laveen Village, AZ	2006	41,307	0.0%
Low		1980	6,650	0.0%
High		2017	170,388	11.0%
Total / Wtd. Avg.		2009	384,124	2.5%

(1)	Source: Appraisal.

■	The Borrower. The borrower is Santan MP LP, a Delaware limited partnership. The borrower was not required to provide a non-consolidation opinion in connection with the origination of the SanTan Village Marketplace Loan. The non-recourse carveout guarantors are Richard A. Margolis and Phillip A. Duke.

Richard A. Margolis is a co-founder of Columbus Pacific Properties (“CPP”), and Phillip A. Duke is the SVP of Retail/Student Housing at CPP. CPP is a real estate investment entity owned and managed by Brian A. Shirken and Richard A. Margolis. Since 1995, CPP has acquired, developed and redeveloped almost five million SF of national retail properties, 3,100 multi-family units and has provided over $200 million in mezzanine and equity capital, funding projects with an underlying value in excess of $1.4 billion. As of January 2018, CPP’s portfolio consisted of approximately 1.9 million SF of retail and 4,617 student housing/multifamily units. CPP is based in Santa Monica, California.

ALTO Real Estate Funds (“ALTO”) contributed 50% of the equity to the transaction. Established in 2010, ALTO is managed from New York City with regional offices in Dallas and Tel Aviv. As of June 2018, ALTO has invested in 60 properties, with a value of $1.1 billion and representing approximately 12 million SF.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SANTAN VILLAGE MARKETPLACE

■	Escrows. On the origination date, the borrower funded a tax reserve in the amount of approximately $144,505.

On each due date, the borrower is required to fund (i) a tax and insurance reserve in an amount equal to one-twelfth of the amount that the lender reasonably estimates will be necessary to pay taxes and insurance premiums over the then succeeding 12-month period, unless, (a) in the case of taxes, a tenant is paying the taxes and (b) in the case of insurance premiums, the borrower is maintaining a blanket policy, and (ii) a replacement reserve in an amount equal to approximately $4,522 for replacements and repairs required to be made to the SanTan Village Marketplace Property, capped at approximately $217,042.

In addition, on each due date during a period when the debt service coverage ratio (as calculated under the loan documents) based on the trailing two fiscal quarters immediately preceding the date of such determination, is less than 1.50x, the borrower is required to fund a rollover reserve in an amount equal to $17,849 for tenant improvements and leasing commissions, capped at $428,000.

■	Lockbox and Cash Management. The SanTan Village Marketplace Loan is structured with a springing lockbox and springing cash management. Upon the occurrence of an initial SanTan Village Marketplace Trigger Period, the lender may deliver notices to each tenant instructing them to remit all rents into a lender-controlled lockbox account. At all times from and after an initial SanTan Village Marketplace Trigger Period (regardless of whether such period has concluded), the borrower will be required to cause all rents or other income received by the borrower or the property manager with respect to the SanTan Village Marketplace Property to be deposited into such lockbox account within two business days of receipt. On each business day during the continuance of a SanTan Village Marketplace Trigger Period, all amounts in the lockbox account are required to be remitted to a lender-controlled cash management account. On each business day that no SanTan Village Marketplace Trigger Period is continuing, all funds in the lockbox account are required to be swept into a borrower-controlled operating account.

During the continuance of a SanTan Village Marketplace Trigger Period, all amounts on deposit in the cash management account after payment of debt service, required reserves and budgeted operating expenses are required to be reserved as follows: (a) during the continuance of a Jo-Ann Fabrics Trigger Period, reserved in a Jo-Ann Fabrics reserve account as additional collateral for the SanTan Village Marketplace Loan, and (b) for so long as no Jo-Ann Fabrics Trigger Period is continuing, reserved as additional collateral for the SanTan Village Marketplace Loan.

A “SanTan Village Marketplace Trigger Period” means each period (i)  during the occurrence or continuance of an event of default under the SanTan Village Marketplace Loan, (ii)  when the debt service coverage ratio (as calculated under the loan documents), determined as of the end of any fiscal quarter, is less than the 1.20x until the debt service coverage ratio, determined as of the end of each of two consecutive fiscal quarters, is equal to or greater than 1.20x, (iii) when the property manager is an affiliate of the borrower and subject to a bankruptcy action, unless such property manager is replaced within a 60 day period and otherwise concludes when the property manager is replaced or the bankruptcy action is discharged or dismissed, (iv)  when the borrower is subject to a bankruptcy action, or (v)  during the occurrence or continuance of a Jo-Ann Fabrics Trigger Period.

A “Jo-Ann Fabrics Trigger Period” means each period during the occurrence or continuation of a Jo-Ann Fabrics Credit Period, a Jo-Ann Fabrics Lease Expiration Period or a Jo-Ann Fabrics Vacancy Period.

A “Jo-Ann Fabrics Credit Period” means each period that (i) commences when the Jo-Ann Fabrics tenant or the guarantor under the related lease has made, or has been subject to, a bankruptcy filing and (ii) concludes upon the earlier of (a) the tenant’s lease is affirmed in bankruptcy and the tenant is in occupancy, open for business and paying full rent, (b) either (1) the entire Jo-Ann Fabrics premises has been re-let or (2) at least 85% of the Jo-Ann Fabrics premises has been re-let at an annual rent equal to or greater than the rent to be paid by the Jo-Ann Fabrics tenant prior to its lease termination and no co-tenancy clause is triggered, and, in each case, the tenant(s) at the Jo-Ann Fabrics premises are in occupancy, open for business and paying full rent (the conditions set forth in this clause (b), the “SanTan Village Marketplace New Lease Conditions”), and (c) the borrower funding a reserve account in an amount (when combined with amounts already on deposit in such reserve) equal to $559,337.

A “Jo-Ann Fabrics Lease Expiration Period” means each period that (i) commences upon the earlier of (a) when the Jo-Ann Fabrics tenant gives notice to vacate its premises (unless the tenant continues to pay rent,

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SANTAN VILLAGE MARKETPLACE

there is no other continuing event of default under the Jo-Ann Fabrics lease and the debt service coverage ratio is equal to or greater than 1.50x), and (b) the expiration of the Jo-Ann Fabrics lease, and (ii) concludes upon the earlier of (a) the Jo-Ann Fabrics tenant renews or extends its lease and the tenant is in occupancy, open for business and paying full rent, (b) the satisfaction of the SanTan Village Marketplace New Lease Conditions, and (c) the borrower funding a reserve account in an amount (when combined with amounts already on deposit in such reserve) equal to $559,337.

A “Jo-Ann Fabrics Vacancy Period” means each period that (i) commences when the Jo-Ann Fabrics tenant has vacated or goes dark (unless the tenant continues to pay rent, there is no other continuing event of default under the SanTan Village Marketplace Loan and the debt service coverage ratio is equal to or greater than 1.50x), and (ii) concludes upon the earlier of (a) the Jo-Ann Fabrics tenant is in occupancy of its premises, open for business and paying full rent, (b) the satisfaction of the SanTan Village Marketplace New Lease Conditions, and (c) the borrower funding a reserve account in an amount (when combined with amounts already on deposit in such reserve) equal to $559,337.

■	Property Management. The SanTan Village Marketplace Property is currently co-managed by CP Retail Inc. and sub-managed by Vestar Property Management pursuant to separate management agreements. Under the related loan documents, the SanTan Village Marketplace Property is required to remain managed by (i) CP Retail Inc. or Vestar Properties, Inc., doing business as Vestar Property Management (ii) a nationally recognized professional management organization that manages at least five shopping centers and retain properties and shopping centers totaling at least 3,000,000 aggregate square feet of gross leasable area, or (iii) a manager approved by the lender and with respect to which a Rating Agency Confirmation has been received. The lender has the right to require the borrower to replace the property manager (i) if the property manager becomes insolvent or a debtor in a bankruptcy action, (ii) during the continuance of an event of default under the SanTan Village Marketplace Loan, (iii) during the continuance of a default by a property manager under the management agreement (after the expiration of any applicable notice and/or cure periods), or (iv) if the property manager commits fraud or willful misconduct in connection with the management agreement.

■	Release of Collateral. Provided no event of default is continuing under the SanTan Village Marketplace Loan, the borrower has the right at any time on or after the due date in June 2019 to obtain release of one or both of the Wendy’s parcel and the Sprint parcel in connection with a sale of such parcel(s) to an unaffiliated third party, subject to the satisfaction of certain conditions, including, among others: (i) the borrower prepays the SanTan Village Marketplace Loan in an amount equal to (a) in the case of the Wendy’s parcel, approximately $776,218, and (b) in the case of the Sprint parcel, $2,514,314, plus any applicable yield maintenance premium, (ii) delivery of a Rating Agency Confirmation and (iii) delivery of a REMIC opinion.

■	Mezzanine or Secured Subordinate Indebtedness. Not permitted.

■	Terrorism Insurance. The borrower is required to maintain terrorism insurance in an amount equal to the full replacement cost of the SanTan Village Marketplace Property, as well as 18 months of business interruption coverage. See “Risk Factors—Terrorism Insurance May Not Be Available for All Mortgaged Properties” in the Preliminary Prospectus.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

(THIS PAGE INTENTIONALLY LEFT BLANK)

MARINA HEIGHTS STATE FARM

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Tempe, Arizona	Cut-off Date Principal Balance(3)	$27,500,000
Property Type	Office	Cut-off Date Principal Balance per SF(1)	$275.69
Size (SF)	2,031,293	Percentage of Initial Pool Balance	3.4%
Total Occupancy as of 12/7/2017	99.5%	Number of Related Mortgage Loans	None
Owned Occupancy as of 12/7/2017	99.5%	Type of Security	Leasehold
Year Built / Latest Renovation	2015-2017 / NAP	Mortgage Rate	3.5595%
Appraised Value	$960,000,000	Original Term to Maturity (Months)(4)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Borrower Sponsor(5)	Transwestern Investment Group and Corporate Properties Trust III, L.P.
Underwritten Revenues	$83,160,015
Underwritten Expenses	$19,826,859	Escrows
Underwritten Net Operating Income (NOI)	$63,333,156	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$63,137,233	Taxes	$0	$0
Cut-off Date LTV Ratio(1)	58.3%	Insurance	$0	$0
Maturity Date LTV Ratio(1) (2)	56.6%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF(1)	3.13x / 3.12x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF(1)	11.3% / 11.3%	Other	$0	$0

Sources and Uses
Sources	$	%	Uses	$	%
Whole Loan Amount	$560,000,000	58.4%	Purchase Price(7)	$930,000,000	97.1%
Principal’s New Cash Contribution	375,736,548	39.2	Imputed Equity Purchase	22,500,000	2.3
Imputed Equity Contribution(6)	22,500,000	2.3	Closing Costs(8)	5,736,548	0.6

Total Sources	$958,236,548	100.0%	Total Uses	$958,236,548	100.0%

(1)	Calculated based on the aggregate outstanding principal balance of the Marina Heights State Farm Whole Loan.

(2)	The Maturity Date LTV Ratio is calculated using the “as-stabilized” appraised value of $989,000,000. The Maturity Date LTV Ratio calculated based on the “as-is” appraised value is 58.3%.

(3)	The Cut-off Date Principal Balance of $27,500,000 represents the non-controlling note A-1-C2 of the $560,000,000 Marina Heights State Farm Whole Loan.

(4)	The Marina Heights State Farm Whole Loan has an Anticipated Repayment Date (the “ARD”) of January 6, 2028 and a Stated Maturity Date as of January 6, 2033. See “Description of the Mortgage Pool—Certain Terms of the Mortgage Loans—ARD Loans” in the Preliminary Prospectus.

(5)	There is no separate non-recourse carveout guarantor under the Marina Heights State Farm Whole Loan.

(6)	The Marina Heights State Farm Whole Loan was used to finance the purchase of the Marina Heights State Farm Property by a wholly-owned subsidiary of a joint venture between JDM Partners, LLC (“JDM”) and Transwestern Investment Group (“Transwestern”) in a sale lease-back transaction from State Farm Mutual Automobile Insurance Company and its affiliates (“State Farm”), for total consideration of $958,236,548. Total consideration consists of $560.0 million of loan proceeds, approximately $375.7 million of cash from JDM (for an approximately 94% equity stake) and an imputed equity contribution from Transwestern of $22.5 million (for an approximately 6% equity stake). Transwestern contributed its interest in the purchase agreements with respect to the property, to the joint venture in exchange for its 6% equity interest.

(7)	Represents the contractual purchase price.

(8)	Closing costs include costs associated with the purchase and sale transaction.

The following table outlines the eight pari passu notes of the Marina Heights State Farm Whole Loan:

Note	Original Balance	Cut-off Date Principal Balance	Note Holder	Controlling Piece

Note A-1-S	$264,000,000	$264,000,000	GSMS 2017-FARM	Yes
Note A-1-C1	72,500,000	72,500,000	GSMS 2018-GS9	No
Note A-1-C2	27,500,000	27,500,000	GSMS 2018-GS10	No
Note A-2-C1	45,000,000	45,000,000	Benchmark 2018-B3	No
Note A-2-C2(1)	60,000,000	60,000,000	Benchmark 2018-B4	No
Note A-2-C3	50,000,000	50,000,000	JPMDB 2018-C8	No
Note A-2-C4	20,000,000	20,000,000	Benchmark 2018-B2	No
Note A-2-C5	21,000,000	21,000,000	Benchmark 2018-B2	No
Total	$560,000,000	$560,000,000

(1)	Note A-2-C2 is currently held by DBNY and is expected to be contributed to the Benchmark 2018-B4 securitization transaction.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MARINA HEIGHTS STATE FARM

The Marina Heights State Farm total debt capital structure is shown below:

Marina Heights State Farm Total Debt Capital Structure

(1)	Based on total consideration of approximately $958.2 million, including $560.0 million of loan proceeds, approximately $375.7 million of cash from JDM and an imputed equity contribution from Transwestern of $22.5 million.

(2)	Based on the Appraised Value of $960,000,000 as of November 20, 2017, as determined by the appraiser.

(3)	Calculated based on Underwritten In-Place NOI of $52,901,590 and Underwritten In-Place NCF of $52,901,590. See “Cash Flow Analysis” in this Term Sheet for a description of Underwritten In-Place NOI and Underwritten In-Place NCF.

(4)	Calculated based on Adjusted Underwritten NOI of $63,333,156 and Adjusted Underwritten NCF of $63,137,233. See “Cash Flow Analysis” in this Term Sheet for a description of Adjusted Underwritten NOI and Adjusted Underwritten NCF.

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
State Farm Building B	NR / NR / AA	575,639	28.3%	$15,265,946	28.9%	$26.52	12/31/2042	4, 5-year options, 2, 10-year options
State Farm Building E	NR / NR / AA	426,902	21.0	11,321,441	21.4	26.52	12/31/2032	4, 5-year options, 2, 10-year options
State Farm Building D	NR / NR / AA	370,332	18.2	9,821,205	18.6	26.52	12/31/2035	4, 5-year options, 2, 10-year options
State Farm Building A	NR / NR / AA	347,851	17.1	9,225,009	17.5	26.52	12/31/2037	4, 5-year options, 2, 10-year options
State Farm Building C	NR / NR / AA	245,370	12.1	6,507,212	12.3	26.52	12/31/2039	4, 5-year options, 2, 10-year options
MarinaLink (State Farm)	NR / NR / AA	7,154	0.4	182,427	0.3	25.50	3/31/2027	2, 5-year options
Mountainside Fitness	NR / NR / NR	17,485	0.9	174,850	0.3	10.00	3/31/2027	1, 5-year option
Honor Health	NR / NR / NR	5,736	0.3	123,496	0.2	21.53	7/31/2027	1, 5-year option
Compass - Cafe 450	NR / NR / NR	6,610	0.3	69,446	0.1	10.51	12/31/2031	1, 5-year option
Compass - Matt’s Big Breakfast	NR / NR / NR	5,007	0.2	52,605	0.1	10.51	12/31/2031	1, 5-year option
Ten Largest Tenants		2,008,086	98.9%	$52,743,637	99.9%	$26.27
Remaining Tenants		12,719	0.6	54,846	0.1	4.31
Vacant Spaces		10,488	0.5	0	0.0	0.00
Totals / Wtd. Avg. Tenants		2,031,293	100.0%	$52,798,483	100.0%	$26.13

(1)	Ratings for State Farm leases are those for State Farm Mutual Automobile Insurance Company, the tenant on each State Farm lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MARINA HEIGHTS STATE FARM

The following table presents certain information relating to the lease rollover schedule at the Marina Heights State Farm Property based on initial lease expiration dates:

Lease Expiration Schedule

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases(1)
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	0	0.0	0.0%	0	0.0	0.00	0
2023	0	0.0	0.0%	0	0.0	0.00	0
2024	0	0.0	0.0%	0	0.0	0.00	0
2025(2)	915	0.0	0.0%	0	0.0	0.00	1
2026(2)	6,621	0.3	0.4%	0	0.0	0.00	3
2027	30,375	1.5	1.9%	480,773	0.9	15.83	3
2028	0	0.0	1.9%	0	0.0	0.00	0
2029 & Thereafter	1,982,894	97.6	99.5%	52,317,710	99.1	26.38	11
Vacant	10,488	0.5	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	2,031,293	100.0%		$52,798,483	100.0%	$26.13	18

(1)	Some tenants have more than one lease.

(2)	Includes total of 7,536 SF which pertains to the management office, which does not pay rent or reimbursements at the Marina Heights State Farm Property.

The following table presents certain information relating to historical occupancy at the Marina Heights State Farm Property:

Historical Leased %(1)

2015	2016
NAP	NAP

(1)	Historical occupancy is not available as the Marina Heights State Farm Property was constructed between 2015 to 2017. Historical occupancy information was not provided in connection with the sale leaseback transaction.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

MARINA HEIGHTS STATE FARM

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Marina Heights State Farm Property:

Cash Flow Analysis(1)

	Borrower Sponsor Budget (11/2018)	Underwritten In-Place(2)	Adjusted Underwritten(2)	Adjusted Underwritten $ per SF
Base Rental Revenue	$51,595,814	$52,798,483	$52,798,483	$25.99
Contractual Rent Steps(3)	0	0	11,242,393	5.53
Overage / Percentage Rent	48,000	0	0	0.00
Total Reimbursement Revenue	17,862,446	17,819,370	19,919,069	9.81
Market Revenue from Vacant Units	0	0	300,493	0.15
Gross Revenue	$69,506,260	$70,617,853	$84,260,438	$41.48
Vacancy / Credit Loss(4)	0	0	(1,100,423)	(0.54)
Effective Gross Revenue	$69,506,260	$70,617,853	$83,160,015	$40.94

Total Operating Expenses(5)	$17,716,262	$17,716,262	$19,826,859	$9.76

Net Operating Income	$51,789,998	$52,901,590	$63,333,156	$31.18
TI/LC	0	0	53,733	0.03
Capital Expenditures	0	0	142,191	0.07
Net Cash Flow	$51,789,998	$52,901,590	$63,137,233	$31.08

(1)	Historical financial information is not available as the Marina Heights State Farm Property was constructed from 2015 to 2017.

(2)	Underwritten cash flow based on contractual rents as of December 7, 2017 and contractual rent steps through January 31, 2019.

(3)	Reflects the net present value of future contractual rent steps for investment grade tenants using a discount rate of 7%.

(4)	Reflects 1.0% vacancy for State Farm space, supported by long-term investment grade tenancy; in-place economic vacancy for retail space of 21.2%; and 0% vacancy on management office space.

(5)	Includes the average of ground rent expense over the Marina Heights State Farm Whole Loan term, which is required to be reimbursed by the tenants.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DOLWICK BUSINESS CENTER

Mortgaged Property Information		Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller		GSMC
Location (City/State)	Erlanger, Kentucky	Cut-off Date Principal Balance		$25,937,815
Property Type	Office	Cut-off Date Principal Balance per SF		$114.88
Size (SF)	225,783	Percentage of Initial Pool Balance		3.2%
Total Occupancy as of 4/10/2018	100.0%	Number of Related Mortgage Loans		None
Owned Occupancy as of 4/10/2018	100.0%	Type of Security		Fee Simple
Year Built / Latest Renovation	1983 / 2005	Mortgage Rate		4.7440%
Appraised Value	$36,500,000	Original Term to Maturity (Months)		120
		Original Amortization Term (Months)		360
		Original Interest Only Period (Months)		NAP
		Borrower Sponsor(1)	Corporex Companies, LLC
Underwritten Revenues	$4,050,085
Underwritten Expenses	$1,224,918	Escrows
Underwritten Net Operating Income (NOI)	$2,825,167		Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,699,489	Taxes	$78,707	$13,118
Cut-off Date LTV Ratio	71.1%	Insurance	$0	$0
Maturity Date LTV Ratio	58.1%	Replacement Reserves	$0	$2,822
DSCR Based on Underwritten NOI / NCF	1.74x / 1.66x	TI/LC	$0	$18,815
Debt Yield Based on Underwritten NOI / NCF	10.9% / 10.4%	Other(2)	$1,399,560	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$26,000,000	100.0%	Loan Payoff	$15,288,651	58.8%
			Principal Equity Distribution	8,914,543	34.3
			Reserves	1,478,267	5.7
			Closing Costs	318,540	1.2
Total Sources	$26,000,000	100.0%	Total Uses	$26,000,000	100.0%

(1)	Corporex Companies, LLC is the non-recourse carveout guarantor under the Dolwick Business Center Loan.

(2)	Upfront other reserve represents approximately $1,142,115 for tenant improvements and leasing commissions for St. Elizabeth Healthcare and free rent of $257,445 for St. Elizabeth Healthcare and Toyota Boshoku America.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Dolwick Business Center Property:

Three Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
St. Elizabeth Healthcare(2)	NR / NR / NR	133,077	58.9%	$1,694,070	60.7%	$12.73	5/31/2033	2, 5-year options
Toyota Boshoku America(3)	NR / NR / NR	52,975	23.5	598,088	21.4	11.29	12/31/2023	2, 5-year options
Gap(4)	BB+ / Baa2 / BB+	39,731	17.6	501,007	17.9	12.61	9/30/2022	1, 5-year option
Totals / Wtd. Avg. Tenants		225,783	100.0%	$2,793,165	100.0%	$12.37

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.
(2)	St. Elizabeth Healthcare has executed a lease on 133,077 SF. St. Elizabeth Healthcare has taken occupancy and pays rent on 71,304 SF. St. Elizabeth Healthcare has executed a lease on two expansion spaces totaling 61,773 SF and has not yet taken occupancy. St. Elizabeth Healthcare has a partial rent abatement period from June 2018 to September 2018 related to 37,924 SF of the expansion space. Such free rent amount was deposited into escrow by the borrower on the origination date. St. Elizabeth Healthcare is anticipated to take occupancy of the expansion spaces in the following phases: 1) 24,709 SF by October 1, 2018, 2) 21,621 SF by November 15, 2018 and 3) 15,443 SF by December 31, 2018. We cannot assure you that this tenant will take occupancy of the expansion spaces.

(3)	Toyota Boshoku America has the one-time right to terminate its lease on December 31, 2021 with notice by April 30, 2021 and payment of a termination fee.

(4)	Gap has the one-time right to terminate its lease on September 30, 2020 with notice by January 1, 2020 and payment of a termination fee.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

DOLWICK BUSINESS CENTER

The following table presents certain information relating to the lease rollover schedule at the Dolwick Business Center Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	39,731	17.6	17.6%	501,007	17.9	12.61	1
2023	52,975	23.5	41.1%	598,088	21.4	11.29	1
2024	0	0.0	41.1%	0	0.0	0.00	0
2025	0	0.0	41.1%	0	0.0	0.00	0
2026	0	0.0	41.1%	0	0.0	0.00	0
2027	0	0.0	41.1%	0	0.0	0.00	0
2028	0	0.0	41.1%	0	0.0	0.00	0
2029 & Thereafter	133,077	58.9	100.0%	1,694,070	60.7	12.73	1
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	225,783	100.0%		$2,793,165	100.0%	$12.37	3

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the Dolwick Business Center Property:

Historical Leased %(1)

2015	2016	2017
82.6%	89.4%	100.0%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Dolwick Business Center Property:

Cash Flow Analysis(1)

	2015	2016	2017	TTM 2/28/2018	Underwritten(2)	Underwritten $ per SF
Base Rent	$2,184,477	$2,334,745	$2,754,700	$2,741,559	$2,793,165	$12.37
Contractual Rent Steps	0	0	0	0	251,597	1.11
Total Reimbursement Revenue	1,053,421	1,030,049	1,054,359	1,109,790	1,218,485	5.40
Gross Revenue	$3,237,898	$3,364,794	$3,809,059	$3,851,349	$4,263,247	$18.88
Less Vacancy & Credit Loss	0	0	0	0	(213,162)	(0.94)
Effective Gross Income	$3,237,898	$3,364,794	$3,809,059	$3,851,349	$4,050,085	$17.94

Total Operating Expenses	$1,138,355	$1,184,802	$1,179,370	$1,186,963	$1,224,918	$5.43

Net Operating Income	$2,099,543	$2,179,992	$2,629,689	$2,664,386	$2,825,167	$12.51
TI/LC	0	0	0	0	80,522	0.36
Capital Expenditures	0	0	0	0	45,157	0.20
Net Cash Flow	$2,099,543	$2,179,992	$2,629,689	$2,664,386	$2,699,489	$11.96

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of April 10, 2018 and contractual rent steps through June 30, 2019.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5500 HELLYER AVENUE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	San Jose, California	Cut-off Date Principal Balance	$25,557,573
Property Type	Industrial	Cut-off Date Principal Balance per SF	$130.04
Size (SF)	196,534	Percentage of Initial Pool Balance	3.2%
Total Occupancy as of 5/30/2018(1)	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 5/30/2018(1)	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2000 / 2018	Mortgage Rate	4.7110%
Appraised Value	$32,325,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	360
Original Interest Only Period (Months)	NAP
Borrower Sponsor(4)	Jason A. Hammerman
Underwritten Revenues	$4,194,731
Underwritten Expenses	$1,620,932	Escrows
Underwritten Net Operating Income (NOI)	$2,573,799	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,353,144	Taxes	$130,775	$43,592
Cut-off Date LTV Ratio(2)	71.5%	Insurance	$4,942	$4,942
Maturity Date LTV Ratio(3)	58.3%	Replacement Reserves	$0	$3,276
DSCR Based on Underwritten NOI / NCF	1.61x / 1.48x	TI/LC	$0	$0
Debt Yield Based on Underwritten NOI / NCF	10.1% / 9.2%	Other(5)	$3,796,302	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$25,590,000	64.5%	Purchase Price	$35,300,000	89.0%
Principal New Cash Contribution(6)	14,090,565	35.5	Reserves	3,932,020	9.9
Closing Costs	448,545	1.1
Total Sources	$39,680,565	100.0%	Total Uses	$39,680,565	100.0%

(1)	Total and Owned Occupancy includes Genista (63,897 SF, $15.00 per SF) who has executed a lease but has not yet taken occupancy or begun paying rent. Genista is anticipated to take occupancy in August 2018 and begin paying rent in July 2018. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all.

(2)	The Cut-off Date LTV Ratio is calculated utilizing the “as-is” appraised value of $32,325,000 plus an adjustment of approximately $3,441,729 related to tenant improvements, free rent and gap rent, all of which was reserved in connection with the origination of the 5500 Hellyer Avenue Loan. The Cut-off Date LTV Ratio calculated based on the “as-is” appraised value is 79.1%.

(3)	The Maturity Date LTV Ratio is calculated using an “as-stabilized” value of $35,775,000. The Maturity Date LTV Ratio based on the “as-is” appraised value is 64.5%.

(4)	Jason A. Hammerman is the non-recourse carveout guarantor under the 5500 Hellyer Avenue Loan.

(5)	Other upfront reserve represents $2,590,968 for tenant improvement and leasing commission reserves for Genista and Benchmark, $1,125,462 for a rent reserve for Genista and $79,872 for a gap rent reserve for Genista.

(6)	The borrower sponsor contributed $11.05 million of fresh equity after accounting for seller credits, closing costs and reserves.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the 5500 Hellyer Avenue Property:

Three Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Benchmark	NR / NR / NR	78,794	40.1%	$1,106,268	38.9%	$14.04	8/31/2025	1, 5-year option
Genista(2)	NR / NR / NR	63,897	32.5	958,455	33.7	15.00	6/30/2028	1, 5-year option
Snap On(3)	A / A2 / A-	53,843	27.4	776,631	27.3	14.42	12/31/2022	1, 5-year option
Totals / Wtd. Avg. Tenants		196,534	100.0%	2,841,354	100.0%	$14.46

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Genista has executed a lease but has not yet taken occupancy or begun paying rent. Genista is anticipated to take occupancy in August 2018 and begin paying rent in July 2018. We cannot assure you that this tenant will take occupancy or begin paying rent as anticipated or at all.

(3)	Snap On has the right to terminate its lease on December 31, 2020 with nine months’ notice and a payment of a termination fee.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

5500 HELLYER AVENUE

The following table presents certain information relating to the lease rollover schedule at the 5500 Hellyer Avenue Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	0	0.0	0.0%	0	0.0	0.00	0
2022	53,843	27.4	27.4%	776,631	27.3	14.42	1
2023	0	0.0	27.4%	0	0.0	0.00	0
2024	0	0.0	27.4%	0	0.0	0.00	0
2025	78,794	40.1	67.5%	1,106,268	38.9	14.04	1
2026	0	0.0	67.5%	0	0.0	0.00	0
2027	0	0.0	67.5%	0	0.0	0.00	0
2028	63,897	32.5	100.0%	958,455	33.7	15.00	1
2029 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	196,534	100.0%		$2,841,354	100.0%	$14.46	3

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the 5500 Hellyer Avenue Property:

Historical Leased %(1)

2015	2016	2017
67.5%	67.5%	67.5%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 5500 Hellyer Avenue Property:

Cash Flow Analysis(1)

	2015	2016	2017	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,429,990	$1,065,797	$1,784,737	$2,841,354	$14.46
Contractual Rent Steps	0	0	0	30,107	0.15
Total Reimbursement Revenue	1,189,354	1,136,546	1,315,888	1,620,150	$8.24
Gross Revenue	$2,619,344	$2,202,343	$3,100,625	$4,491,611	$22.85
Less Vacancy & Credit Loss	0	0	0	(296,880)	(1.51)
Effective Gross Income	$2,619,344	$2,202,343	$3,100,625	$4,194,731	$21.34

Total Operating Expenses	$1,331,668	$1,391,773	$1,472,910	$1,620,932	$8.25

Net Operating Income	$1,287,676	$810,569	$1,627,716	$2,573,799	$13.10
TI/LC	0	0	0	173,487	0.88
Capital Expenditures	0	0	0	47,168	0.24
Net Cash Flow	$1,287,676	$810,569	$1,627,716	$2,353,144	$11.97

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of May 30, 2018 and contractual rent steps through June 30, 2019.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SPRING HILL LOGISTICS CENTER

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Spring Hill, Tennessee	Cut-off Date Principal Balance	$25,000,000
Property Type	Industrial	Cut-off Date Principal Balance per SF	$50.16
Size (SF)	498,400	Percentage of Initial Pool Balance	3.1%
Total Occupancy as of 5/22/2018	100.0%	Number of Related Mortgage Loans	None
Owned Occupancy as of 5/22/2018	100.0%	Type of Security	Fee Simple
Year Built / Latest Renovation	2014, 2015 / NAP	Mortgage Rate	4.6085%
Appraised Value	$39,750,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Borrower Sponsor(1)	Legacy Properties Group, Inc.
Underwritten Revenues	$3,105,720
Underwritten Expenses	$514,073	Escrows
Underwritten Net Operating Income (NOI)	$2,591,647	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$2,381,532	Taxes	$0	$0
Cut-off Date LTV Ratio	62.9%	Insurance	$0	$0
Maturity Date LTV Ratio	62.9%	Replacement Reserves	$0	$4,153
DSCR Based on Underwritten NOI / NCF	2.22x / 2.04x	TI/LC	$0	$20,833
Debt Yield Based on Underwritten NOI / NCF	10.4% / 9.5%	Other(2)	$27,500	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$25,000,000	63.9%	Purchase Price	$39,000,000	99.7%
Principal’s New Cash Contribution	14,125,059	36.1	Closing Costs	97,559	0.2
Reserves	27,500	0.1

Total Sources	$39,125,059	100.0%	Total Uses	$39,125,059	100.0%

(1)	Legacy Properties Group, Inc. is the non-recourse carveout guarantor under the Spring Hill Logistics Center Loan.

(2)	Upfront other reserve represents an immediate repair reserve of $27,500 for Comprehensive Logistics to complete construction of a dock door.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the Spring Hill Logistics Center Property:

Three Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
Comprehensive Logistics	NR / NR / NR	258,720	51.9%	$1,360,867	46.0%	$5.26	2/28/2021	(2)
Magna Seating of America	NR / A3 / A-	122,500	24.6	819,525	27.7	6.69	8/31/2022	(3)
Tenneco Automotive	BB- / B2 / BB	117,180	23.5	779,247	26.3	6.65	11/30/2023	2, 3-year options
Totals / Wtd. Avg. Tenants		498,400	100.0%	$2,959,639	100.0%	$5.94

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Comprehensive Logistics has the right to terminate its lease if Comprehensive Logistics’ purchase contract with General Motors (“GM”) is terminated by GM at any point during the initial term of the lease, with nine months’ notice and payment of a termination fee. Comprehensive Logistics has one option to renew its lease with six months’ notice for no more than a total of 30 years. The term for the renewal period will be consistent with the term of Comprehensive Logistics’ purchase contract with General Motors.

(3)	Magna Seating of America has two extension options ranging from one to seven years, based on the Magna Seating of America’s selection, with nine months’ notice.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SPRING HILL LOGISTICS CENTER

The following table presents certain information relating to the lease rollover schedule at the Spring Hill Logistics Center Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2018	0	0.0	0.0%	0	0.0	0.00	0
2019	0	0.0	0.0%	0	0.0	0.00	0
2020	0	0.0	0.0%	0	0.0	0.00	0
2021	258,720	51.9	51.9%	1,360,867	46.0	5.26	1
2022	122,500	24.6	76.5%	819,525	27.7	6.69	1
2023	117,180	23.5	100.0%	779,247	26.3	6.65	1
2024	0	0.0	100.0%	0	0.0	0.00	0
2025	0	0.0	100.0%	0	0.0	0.00	0
2026	0	0.0	100.0%	0	0.0	0.00	0
2027	0	0.0	100.0%	0	0.0	0.00	0
2028	0	0.0	100.0%	0	0.0	0.00	0
2029 & Thereafter	0	0.0	100.0%	0	0.0	0.00	0
Vacant	0	0.0	100.0%	0	0.0	0.00	0
Total / Wtd. Avg.	498,400	100.0%		$2,959,639	100.0%	$5.94	3

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the Spring Hill Logistics Center Property:

Historical Leased %(1)

2015	2016	2017
57.2%	78.5%	100.0%

(1)	As provided by the borrowers and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the Spring Hill Logistics Center Property:

Cash Flow Analysis(1)

	2015	2016	2017	Underwritten(2)	Underwritten $ per SF
Base Rental Revenue	$1,545,690	$2,119,000	$2,850,576	$2,959,639	$5.94
Reimbursement Revenue	59,932	91,126	148,370	299,669	0.60
Gross Revenue	$1,605,622	$2,210,127	$2,998,946	$3,259,309	$6.54
Vacancy Loss	0	0	0	(153,589)	(0.31)
Effective Gross Revenue	$1,605,622	$2,210,127	$2,998,946	$3,105,720	$6.23

Total Operating Expenses	$87,926	$106,745	$173,419	$514,073	$1.03

Net Operating Income	$1,517,696	$2,103,382	$2,825,526	$2,591,647	$5.20
TI/LC	0	0	0	135,356	0.27
Replacement Reserves	0	0	0	74,760	0.15
Net Cash Flow	$1,517,696	$2,103,382	$2,825,526	$2,381,532	$4.78

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of May 22, 2018 and contractual rent steps through June 30, 2019.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

3300 EAST 1ST AVENUE

Mortgaged Property Information	Mortgage Loan Information
Number of Mortgaged Properties	1	Loan Seller	GSMC
Location (City/State)	Denver, Colorado	Cut-off Date Principal Balance	$24,400,000
Property Type	Mixed Use	Cut-off Date Principal Balance per SF	$249.57
Size (SF)	97,770	Percentage of Initial Pool Balance	3.0%
Total Occupancy as of 1/1/2018	84.8%	Number of Related Mortgage Loans	None
Owned Occupancy as of 1/1/2018	84.8%	Type of Security	Fee Simple
Year Built / Latest Renovation	1978 / 2015-2016	Mortgage Rate	4.9000%
Appraised Value	$37,900,000	Original Term to Maturity (Months)	120
Original Amortization Term (Months)	NAP
Original Interest Only Period (Months)	120
Borrower Sponsor(1)	GEM Realty Evergreen Fund, L.P.
Underwritten Revenues	$3,227,804
Underwritten Expenses	$1,249,679	Escrows
Underwritten Net Operating Income (NOI)	$1,978,125	Upfront	Monthly
Underwritten Net Cash Flow (NCF)	$1,909,430	Taxes	$0	$0
Cut-off Date LTV Ratio	64.4%	Insurance	$0	$0
Maturity Date LTV Ratio	61.9%	Replacement Reserves	$0	$0
DSCR Based on Underwritten NOI / NCF	1.63x / 1.58x	TI/LC	$500,000	$0
Debt Yield Based on Underwritten NOI / NCF	8.1% / 7.8%	Other(2)	$198,034	$0

Sources and Uses
Sources	$	%	Uses	$	%
Loan Amount	$24,400,000	63.5%	Purchase Price	$37,550,000	97.7%
Principal’s New Cash Contribution	14,029,028	36.5	Reserves	698,034	1.8
Closing Costs	180,994	0.5

Total Sources	$38,429,028	100.0%	Total Uses	$38,429,028	100.0%

(1)	GEM Realty Evergreen Fund, L.P. is the non-recourse carveout guarantor under the 3300 East 1st Avenue Loan.

(2)	Upfront other reserve represents $156,096 for tenant improvement and leasing commissions for Dr. Rossow and Vivos BioTechnologies and approximately $41,938 free rent for Aesthetic Surgery, Hyde Park and Vivos BioTechnologies.

The following table presents certain information relating to the major tenants (of which, certain tenants may have co-tenancy provisions) at the 3300 East 1st Avenue Property:

Ten Largest Tenants Based on Underwritten Base Rent

Tenant Name	Credit Rating (Fitch/MIS/S&P)(1)	Tenant GLA	% of GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	Lease Expiration	Renewal / Extension Options
TruFit	NR / NR / NR	26,574	27.2%	$781,276	30.7%	$29.40	3/31/2033	2, 5-year options
Kohler	NR / NR / NR	4,412	4.5	197,393	7.7	44.74	12/31/2026	2, 5-year options
Dr. Rossow	NR / NR / NR	5,508	5.6	152,975	6.0	27.77	3/31/2025	NA
Michael Dewitt	NR / NR / NR	4,291	4.4	143,749	5.6	33.50	5/31/2027	NA
Aesthetic Surgery	NR / NR / NR	5,097	5.2	125,900	4.9	24.70	10/31/2023	NA
Olive & Finch	NR / NR / NR	2,479	2.5	110,464	4.3	44.56	3/31/2027	2, 5-year options
Measuring Usability	NR / NR / NR	2,989	3.1	105,691	4.1	35.36	5/31/2023	1, 3-year option(2)
Steven Friedman DDS	NR / NR / NR	3,898	4.0	96,359	3.8	24.72	7/31/2025	1, 5-year option
Jon Whiteley	NR / NR / NR	3,118	3.2	84,373	3.3	27.06	9/30/2022	2, 5-year options
Vivos BioTechnologies	NR / NR / NR	2,268	2.3	83,916	3.3	37.00	10/31/2028	1, 5-year option
Ten Largest Tenants		60,634	62.0%	$1,882,095	73.9%	$31.04
Remaining Owned Tenants		22,320	22.8	665,689	26.1	29.82
Vacant Spaces (Owned Space)		14,816	15.2	0	0.0	0.00
Totals / Wtd. Avg. Tenants		97,770	100.0%	$2,547,784	100.0%	$30.71

(1)	Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)	Measuring Usability also has one, three-month extension option, which may be exercised to extend the term of the lease.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

3300 EAST 1ST AVENUE

The following table presents certain information relating to the lease rollover schedule at the 3300 East 1st Avenue Property based on initial lease expiration dates:

Lease Expiration Schedule(1)

Year Ending December 31,	Expiring Owned GLA	% of Owned GLA	Cumulative % of Owned GLA	UW Base Rent	% of Total UW Base Rent	UW Base Rent $ per SF	# of Expiring Leases
MTM	0	0.0%	0.0%	$0	0.0%	$0.00	0
2018	0	0.0	0.0%	0	0.0%	0.00	0
2019	2,635	2.7	2.7%	68,510	2.7%	26.00	1
2020	5,760	5.9	8.6%	177,499	7.0%	30.82	4
2021	3,620	3.7	12.3%	106,315	4.2%	29.37	2
2022	9,511	9.7	22.0%	267,570	10.5%	28.13	5
2023	10,301	10.5	32.6%	307,455	12.1%	29.85	3
2024	1,697	1.7	34.3%	54,304	2.1%	32.00	1
2025	9,406	9.6	43.9%	249,334	9.8%	26.51	2
2026	4,412	4.5	48.4%	197,393	7.7%	44.74	1
2027	6,770	6.9	55.3%	254,213	10.0%	37.55	2
2028	2,268	2.3	57.7%	83,916	3.3%	37.00	1
2029 & Thereafter	26,574	27.2	84.8%	781,276	30.7%	29.40	1
Vacant	14,816	15.2	100.0%	0	0.0%	0.00	0
Total	97,770	100.0%		$2,547,784	100.0%	$30.71	23

(1)	Calculated based on approximate square footage occupied by each Owned Tenant.

The following table presents certain information relating to historical occupancy at the 3300 East 1st Avenue Property:

Historical Leased %(1)

2015	2016	2017
55.9%	85.2%	93.0%

(1)	As provided by the borrower and reflects average occupancy for the indicated year ended December 31 unless specified otherwise.

■	Operating History and Underwritten Net Cash Flow. The following table presents certain information relating to the historical operating performance and the Underwritten Net Cash Flow at the 3300 East 1st Avenue Property:

Cash Flow Analysis(1)

	2015	2016	2017	Underwritten(2)	Underwritten $ per SF
Base Rent	$1,095,373	$1,203,670	$2,519,731	$2,547,784	$26.06
Total Reimbursables	0	0	406,596	553,959	5.67
Market Revenue from Vacant Units	0	0	0	542,014	5.54
Parking Revenue	0	0	12,715	206,280	2.11
Other Income	0	0	21,025	0	0.00
Gross Revenue	$1,095,373	$1,203,670	$2,960,067	$3,850,037	$39.38
Less Vacancy & Credit Loss	0	0	0	(622,233)	(6.36)
Effective Gross Income	$1,095,373	$1,203,670	$2,960,067	$3,227,804	$33.01

Total Operating Expenses	$782,554	$665,953	$990,174	$1,249,679	$12.78

Net Operating Income	$312,819	$537,717	$1,969,892	$1,978,125	$20.23
TI/LC	0	0	0	49,141	0.50
Replacement Reserves	0	0	0	19,554	0.20
Net Cash Flow	$312,819	$537,717	$1,969,892	$1,909,430	$19.53

(1)	Certain items such as straight line rent, interest expense, interest income, lease cancellation income, depreciation, amortization, debt service payments and any other non-recurring or non-operating items were excluded from the historical presentation and are not considered for the underwritten cash flow.

(2)	Underwritten cash flow based on contractual rents as of January 1, 2018 and contractual rent steps through June 30, 2019.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS

Investors should review the Preliminary Prospectus and the Registration Statement, including the description of risk factors contained in the Preliminary Prospectus and the Registration Statement, prior to making a decision to invest in the certificates offered by this Term Sheet. The Preliminary Prospectus and the Registration Statement will include more complete descriptions of the risks described below as well as additional risks relating to, among other things, risks related to specific mortgage loans and specific property types. Any decision to invest in the offered certificates should be made after reviewing the Preliminary Prospectus and the Registration Statement, conducting such investigations as the investor deems necessary and consulting the investor’s own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the offered certificates. Capitalized terms used but not defined in this Term Sheet have the respective meanings assigned to such terms in the Preliminary Prospectus or, if not defined therein, in the Registration Statement.

■	The Volatile Economy, Credit Crisis and Downturn in the Real Estate Market Have Adversely Affected and May Continue to Adversely Affect the Value of CMBS

—	In recent years, the real estate and securitization markets, including the market for commercial mortgage-backed securities (“CMBS”), as well as global financial markets and the economy generally, experienced significant dislocations, illiquidity and volatility. We cannot assure you that a dislocation in the CMBS market will not re-occur or become more severe.

■	The Offered Certificates May Not Be A Suitable Investment for You

—	The offered certificates are not suitable investments for all investors. In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risk that the yield to maturity and the aggregate amount and timing of distributions on the offered certificates are subject to material variability from period to period and give rise to the potential for significant loss over the life of the offered certificates.

—	An investment in the offered certificates should be considered only by sophisticated institutional investors with substantial investment experience with similar types of securities and who have conducted appropriate due diligence on the mortgage loans and the offered certificates.

■	The Offered Certificates Are Limited Obligations

—	The offered certificates, when issued, will represent beneficial interests in the issuing entity. The offered certificates will not represent an interest in, or obligation of, the sponsor, the depositor, the master servicer, the special servicers, the operating advisor, the asset representations reviewer, the certificate administrator, the trustee, the underwriters, or any of their respective affiliates, or any other person.

—	The primary assets of the issuing entity will be the notes evidencing the mortgage loans, and the primary security and source of payment for the mortgage loans will be the mortgaged properties and the other collateral described in the Preliminary Prospectus. Payments on the offered certificates are expected to be derived from payments made by the borrowers on the mortgage loans.

■	Mortgage Loans Are Nonrecourse and Are Not Insured or Guaranteed

—	The mortgage loans are not insured or guaranteed by any person or entity, governmental or otherwise.

—	Investors should treat each mortgage loan as a nonrecourse loan. If a default occurs, recourse generally may be had only against the specific properties and other assets that have been pledged to secure the loan. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged property. Payment at maturity is primarily dependent upon the market value of the mortgaged property and the borrower’s ability to sell or refinance the mortgaged property.

■	The Offered Certificates May Have Limited Liquidity and the Market Value of the Offered Certificates May Decline

—	Your certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your certificates. While we have been advised by the underwriters that one or more of them, or one or more of their affiliates, currently intend to make a market in the offered certificates, none of the underwriters has any obligation to do so, any market-making may be discontinued at any time, and we cannot assure you that an active secondary market for the offered certificates will develop.

—	The market value of the offered certificates will also be influenced by the supply of and demand for CMBS generally. The supply of CMBS will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in the portfolios that are available for securitization.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Legal and Regulatory Provisions Affecting Investors Could Adversely Affect the Liquidity of the Offered Certificates

—	We make no representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, financial reporting or other purposes, as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions or as to the consequences of an investment in the offered certificates for such purposes or under such restrictions. Changes in federal banking and securities laws and other laws and regulations may have an adverse effect on issuers, investors, or other participants in the asset-backed securities markets including the CMBS market. While the general effects of such changes are uncertain, regulatory or legislative provisions applicable to certain investors may have the effect of limiting or restricting their ability to hold or acquire CMBS, which in turn may adversely affect the ability of investors in the offered certificates who are not subject to those provisions to resell their certificates in the secondary market.

—	Investors should be aware, and in some cases are required to be aware, of the risk retention and due diligence requirements in Europe (the “EU Risk Retention and Due Diligence Requirements”) which apply in respect of EEA-regulated credit institutions, alternative investment fund managers, investment firms and insurance and reinsurance undertakings. Amongst other things, such requirements restrict an investor who is subject to the EU Risk Retention and Due Diligence Requirements from investing in securitizations unless: (i) the originator, sponsor or original lender in respect of the relevant securitization has explicitly disclosed that it will retain, on an on-going basis, a net economic interest of not less than five percent in respect of certain specified credit risk tranches or securitized exposures; and (ii) such investor is able to demonstrate that they have undertaken certain due diligence in respect of various matters including but not limited to its certificate position, the underlying assets and (in the case of certain types of investors) the relevant sponsor or originator. Failure to comply with one or more of the requirements may result in various penalties including, in the case of those investors subject to regulatory capital requirements, the imposition of a punitive capital charge on the certificates acquired by the relevant investor.

—	None of the sponsor, the depositor, the issuing entity nor any other party to the transaction intends to retain a material net economic interest in the securitization constituted by the issue of the offered certificates in accordance with the EU Risk Retention and Due Diligence Requirements or to take any other action which may be required by EEA-regulated investors for the purposes of their compliance with the EU Risk Retention and Due Diligence Requirements or similar requirements. Consequently, the offered certificates may not be a suitable investment for EEA credit institutions, investment firms or the other types of EEA regulated investors mentioned above. As a result, the price and liquidity of the offered certificates in the secondary market may be adversely affected. EEA-regulated investors are encouraged to consult with their own investment and legal advisors regarding the suitability of the offered certificates for investment. None of the sponsor, the depositor, the issuing entity, the underwriters nor any other party to the transaction makes any representation to any prospective investor or purchaser of the Certificates regarding the regulatory treatment of their investment in the Certificates on the Closing Date or at any time in the future.

—	With effect from January 1, 2019, the current EU Risk Retention and Due Diligence Requirements will be replaced by those contained in Regulation (EU) 2017/2402 (the “Securitization Regulation”). Investors should be aware that there are material differences between the current EU Risk retention and Due Diligence Requirements and those in the Securitization Regulation. The Securitization Regulation will, amongst other things, apply also to (a) undertakings for collective investment in transferrable securities regulated pursuant to Directive (EU) 2009/65/EC and the management companies thereof (together, “UCITS”), and (b) institutions for occupational retirement provision falling within the scope of Directive (EU) 2016/2341 (subject to certain exceptions), and certain investment managers and authorized entities appointed by such institutions (together, “IORPs”). With regard to a securitization in respect of which the relevant securities are issued prior to January 1, 2019 (a “Pre-2019 Securitization”), as is the case with the Certificates, affected investors will continue to be subject to the current investment restrictions and due diligence requirements (and will not be subject to the provisions of the Securitization Regulation in that respect), including on and after that date. However, the Securitization Regulation makes no express provision as to the application of any investment restrictions or due diligence requirements, whether under the current requirements or under the Securitization Regulation, to UCITS or IORPs that hold or acquire any interest in respect of a Pre-2019 Securitization; and, accordingly, it is not known what requirements (if any) may be applicable thereto. Certain aspects of the Securitization Regulation will be supplemented by regulatory technical standards that have not been published or that have only been published in draft form and are not yet final. Prospective investors are themselves responsible for monitoring and assessing changes to the EU Risk Retention and Due Diligence Requirements and their regulatory capital requirements.

—	Recent changes in federal banking and securities laws, including those resulting from the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted in the United States, may have an adverse effect on issuers, investors, or other participants in the asset-backed securities markets. In particular, new capital regulations were issued by the U.S. banking regulators in July 2013; these regulations implement the increased capital requirements established under the Basel Accord and are being phased in over time. These new capital regulations eliminate reliance on credit ratings and otherwise alter, and in most cases increase, the capital requirements imposed on depository institutions and their holding companies, including with respect to ownership of asset -backed securities such as CMBS. Further changes in capital requirements have been announced by the Basel Committee on Banking Supervision and it is uncertain when such changes will be implemented in the United States. When fully implemented in the United States, these changes may have an adverse effect with respect to investments in asset-backed securities, including CMBS. As a result of these regulations, investments in CMBS such as the Certificates by financial institutions subject to bank capital regulations may result in greater capital charges to these financial institutions and these new regulations may otherwise adversely affect the treatment of CMBS for their regulatory capital purposes.

—	Regulations were adopted on December 10, 2013 to implement Section 619 of the Dodd Frank Act (such statutory provision together with such implementing regulations, the “Volcker Rule”). The Volcker Rule generally prohibits “banking entities” (which is broadly defined to include U.S. banks and bank holding companies and many non-U.S. banking entities, together with their respective subsidiaries and other affiliates) from (i) engaging in proprietary trading, (ii) acquiring or retaining an ownership interest in or sponsoring a “covered fund” and (iii) entering into certain relationships with such funds. The Volcker Rule became effective on July 21, 201. Subject to certain

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

exceptions, banking entities are required to be in conformance with the Volcker Rule by July 21, 2015. Under the Volcker Rule, unless otherwise jointly determined otherwise by specified federal regulators, a “covered fund” does not include an issuer that may rely on an exclusion or exemption from the definition of “investment company” under the Investment Company Act other than the exclusions contained in Section 3(c)(1) and Section 3(c)(7) of the Investment Company Act.

—	The issuing entity will be relying on an exclusion or exemption under the Investment Company Act contained in Section 3(c)(5) of the Investment Company Act or Rule 3a-7 under the Investment Company Act, although there may be additional exclusions or exemptions available to the issuing entity. The issuing entity is being structured so as not to constitute a “covered fund” for purposes of the Volcker Rule. The general effects of the Volcker Rule remain uncertain. Any prospective investor in the certificates, including a U.S. or foreign bank or a subsidiary or other bank affiliate, should consult its own legal advisors regarding such matters and other effects of the Volcker Rule.

—	The Financial Accounting Standards Board has adopted changes to the accounting standards for structured products. These changes, or any future changes, may affect the accounting for entities such as the issuing entity, could under certain circumstances require an investor or its owner generally to consolidate the assets of the issuing entity in its financial statements and record third parties’ investments in the trust fund as liabilities of that investor or owner or could otherwise adversely affect the manner in which the investor or its owner must report an investment in CMBS for financial reporting purposes.

—	For purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended, no class of offered certificates will constitute “mortgage related securities”.

—	In addition, this transaction is structured to comply with the Credit Risk Retention Rules as and to the extent set forth under “Credit Risk Retention” in the Preliminary Prospectus. We cannot assure you that the sponsor or the retaining third-party purchaser will at all times satisfy such credit risk retention requirements. At this time, it is unclear what effect a failure of the sponsor or the retaining third party purchaser to be in compliance with the Credit Risk Retention Rules at any time will have on the certificateholders or the market value or liquidity of the certificates.

■	Commercial, Multifamily and Manufactured Housing Community Lending is Dependent Upon Net Operating Income

—	The repayment of the mortgage loans in the pool (or related whole loans) will be dependent upon the ability of the related mortgaged properties to produce cash flow through the collection of rents. However, net operating income can be volatile and may be insufficient to cover debt service on a mortgage loan (or related whole loan) at any given time. The performance and/or value of a particular income-producing real property will depend on a number of variables, including but not limited to property type, geographic location, competition and sponsorship.

■	Risks Resulting from Various Concentrations

—	The performance of the pool of mortgage loans may be adversely impacted as a result of (i) mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance, (ii) a concentration of mortgage loans secured by the same mortgaged property types, (iii) a concentration of mortgage loans secured by mortgaged properties located in a particular geographic area, (iv) a concentration of mortgage loans secured by mortgaged properties with the same tenant(s) and (v) a concentration of mortgage loans with the same borrower or related borrowers. The effect of loan pool losses will be more severe if the losses relate to mortgage loans that account for a disproportionately large percentage of the pool’s aggregate principal balance. Likewise, mortgaged properties in which a single tenant makes up a significant portion of the rental income are more susceptible to interruptions of cash flow if that tenant’s business operations are negatively impacted or if such tenant fails to renew its lease.

—	A concentration of related borrowers, mortgaged property types, tenant occupancy or mortgaged properties in similar geographic regions can pose increased risks because a decline in the financial condition of the corporate family of the related borrowers, in a particular industry or business or in a particular geographic area would have a disproportionately large impact on the pool of mortgage loans.

■	Borrower May Be Unable To Repay Remaining Principal Balance on Maturity or Anticipated Repayment Date

—	Mortgage loans (or whole loans) with substantial remaining principal balances at their stated maturity date or anticipated repayment date involve greater risk than fully-amortizing mortgage loans. This is because the borrower may be unable to repay the loan at that time. A borrower’s ability to repay a mortgage loan (or whole loan) on its stated maturity date or anticipated repayment date typically will depend upon its ability either to refinance the mortgage loan (or whole loan) or to sell the mortgaged property at a price sufficient to permit repayment.

■	The Timing of Prepayments and Repurchases May Change Your Anticipated Yield

—	We are not aware of any relevant publicly available or authoritative statistics with respect to the historical prepayment experiences of commercial mortgage loans, including both voluntary prepayments, if permitted, and involuntary prepayments, such as prepayments resulting from casualty or condemnation, application of reserve funds, defaults and liquidations or repurchases upon breaches of representations and warranties or material document defects or purchases by a mezzanine lender, if any, pursuant to a purchase option or sales of defaulted mortgage loans.

—	Any changes in the weighted average lives of your certificates may adversely affect your yield.

—	The sponsor is the sole warranting party in respect of the mortgage loans sold by the sponsor to the depositor and the sole party with repurchase/substitution obligations in connection with a material breach of representation and warranty or a material document deficiency. We cannot assure you that the sponsor will repurchase or substitute any mortgage loan sold by it in connection with either a material breach of the sponsor’s representations and warranties or any material document defects.

■	Litigation Regarding the Mortgaged Properties or Borrowers May Impair Your Distributions

—	There may be pending or threatened legal proceedings against the borrowers and the managers of the mortgaged properties and their respective affiliates arising out of their ordinary business. Any such litigation may materially impair distributions to certificateholders and the RR Interest Owners if borrowers must use property income to pay judgments or litigation costs. We cannot assure you that any litigation or any settlement of any litigation will not have a material adverse effect on your investment.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Appraisals May Not Reflect Current or Future Market Value of Each Property

—	Appraisals were obtained with respect to each of the mortgaged properties at or about the time of origination of the applicable mortgage loan by the related originator, or at or around the time of the acquisition of the mortgage loan by the sponsor. In general, appraisals represent the analysis and opinion of qualified appraisers and are not guarantees of present or future value.

—	Prospective investors should consider that the information set forth in this Term Sheet regarding appraised values or loan-to-value ratios may not accurately reflect past, present or future market values of the mortgaged properties. Additionally, with respect to the appraisals setting forth assumptions as to the “as-is,” “as stabilized” or other values prospective investors should consider that those assumptions may not be accurate and that the “as stabilized” or other values may not be the values of the related mortgaged properties prior to or at maturity.

■	Adverse Environmental Conditions at or Near Mortgaged Properties May Result in Losses

—	The issuing entity could become liable for a material adverse environmental condition at an underlying mortgaged property. Any such potential liability could reduce or delay payments on the offered certificates.

—	Although an environmental report was prepared for each mortgaged property securing a mortgage loan in connection with origination, it is possible that the environmental reports and/or supplemental “Phase II” sampling did not reveal all environmental liabilities, or that there are material environmental liabilities of which we are not aware. Also, the environmental condition of the mortgaged properties in the future could be affected by the activities of tenants or by third parties unrelated to the borrowers.

■	Insurance May Not Be Available or Adequate

—	Although the mortgaged properties are required to be insured, or permitted to be self-insured by a sole or significant tenant, against certain risks, there is a possibility of casualty loss with respect to the mortgaged properties for which insurance proceeds may not be adequate or which may result from risks not covered by insurance.

—	Even if terrorism insurance is required by the loan documents for a mortgage loan, that requirement may be subject to a cap on the cost of the premium for terrorism insurance that a borrower is required to pay or a commercially reasonable standard on the availability of the insurance.

—	We cannot assure you that all of the mortgaged properties are required to be or will be insured against the risks of terrorism and similar acts.

■	Risks Relating to a Bankruptcy of an Originator, the Sponsor or the Depositor, or a Receivership or Conservatorship of Goldman Sachs Bank USA

—	In the event of the bankruptcy or insolvency of an originator, the sponsor or the depositor, or a receivership or conservatorship of Goldman Sachs Bank USA, the parent entity of Goldman Sachs Mortgage Company (“GSMC”), it is possible that the issuing entity’s right to payment from or ownership of the mortgage loans could be challenged. If such challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

—	The Federal Deposit Insurance Corporation (the “FDIC”) has adopted a rule, substantially revised and effective January 1, 2011, establishing a safe harbor (the “FDIC Safe Harbor”) from its repudiation powers for securitizations meeting the requirements of the rule (12 C.F.R. § 360.6). The transfers of the applicable mortgage loans by GSMC, to the depositor, will not qualify for the FDIC Safe Harbor. However, those transfers are not transfers by a bank, and in any event, even if the FDIC Safe Harbor were applicable to those transfers, the FDIC Safe Harbor is non-exclusive. Additionally, an opinion of counsel will be rendered on the Closing Date to the effect that the transfers of the applicable mortgage loans by GSMC to the depositor, would generally be respected as a sale in the event of a bankruptcy or insolvency of GSMC. Notwithstanding the foregoing, the FDIC, a creditor, bankruptcy trustee or another interested party, including an entity transferring a mortgage loan, as debtor-in-possession, could still attempt to assert that the transfer of a mortgage loan by any of the sponsors was not a sale. If such party’s challenge is successful, payments on the offered certificates would be reduced or delayed. Even if the challenge is not successful, payments on the offered certificates would be delayed while a court resolves the claim.

■	Potential Conflicts of Interest of the Sponsor, Underwriters, the Master Servicer, the Special Servicers, the Operating Advisor, the Asset Representations Reviewer, the Directing Holders, the Non-Serviced Whole Loans Directing Holder, Serviced Companion Loan Holders and any Mezzanine Lenders

—	The sponsor, the underwriters, the master servicer, the special servicers, the operating advisor, the asset representations reviewer, the applicable Directing Holder, the directing holder for the non-serviced whole loans under the related Controlling PSA or the holder of a serviced companion loan or a mezzanine loan, if any, or any of their respective affiliates may have interests when dealing with the mortgage loans that are in conflict with those of holders of the offered certificates, especially if the sponsor, the underwriters, the master servicer, the special servicers, the operating advisor, the asset representations reviewer, the applicable Directing Holder, the directing holder for the non-serviced whole loans under the related Controlling PSA or the holder of a serviced companion loan or a mezzanine loan, if any, or any of their respective affiliates holds certificates, or has financial interests in or other financial dealings with a borrower or an affiliate of the borrower. Each of these relationships may create a conflict of interest and should be considered carefully by you before you invest in any offered certificates.

■	Potential Conflicts of Interest in the Selection of the Underlying Mortgage Loans

—	The anticipated initial investor (or affiliated investors) in the Class G-RR and Class H-RR certificates (the “B-Piece Buyer”) was given the opportunity by the sponsor to perform due diligence on the mortgage loans originally identified by the sponsor for inclusion in the issuing entity, and to request the removal, re-sizing or change in other features of some or all of the mortgage loans. Actions of the B-Piece Buyer may be adverse to those of purchasers of the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.

SUMMARY OF CERTAIN RISK FACTORS (continued)

■	Interests and Incentives of the Originators, the Sponsor and Their Affiliates May Not Be Aligned With Your Interests

—	The originators, the sponsor and their affiliates (including certain of the underwriters) expect to derive ancillary benefits from this offering of offered certificates and their respective incentives may not be aligned with those of purchasers of the offered certificates. The sponsor originated or purchased the mortgage loans in order to securitize the mortgage loans by means of a transaction such as this offering of the offered certificates. The sponsor will sell the applicable mortgage loans to the depositor (an affiliate of GSMC, the sponsor, of Goldman Sachs Bank USA, one of the originators, and of Goldman Sachs & Co. LLC, one of the underwriters) on the Closing Date in exchange for cash, derived from the sale of certificates to investors, and/or in exchange for certificates. A completed offering would reduce the originators’ exposure to the mortgage loans, except to the extent that GSMC or its “majority-owned affiliate” (as defined in the Credit Risk Retention Rules) is expected to hold the RR Interest as described in “Credit Risk Retention” in the Preliminary Prospectus. The originators made the mortgage loans with a view toward securitizing them and distributing the exposure by means of a transaction such as this offering of the offered certificates. The offering of offered certificates will effectively transfer the originators’ exposure to the mortgage loans to purchasers of the offered certificates and the other certificates of the same series.

—	The originators, the sponsor and their affiliates expect to receive various benefits, including compensation, commissions, payments, rebates, remuneration and business opportunities in connection with or as a result of this offering of offered certificates and their interests in the mortgage loans. Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

—	In addition, GSMC, the sponsor, or its “majority-owned affiliate” (as defined in the Credit Risk Retention Rules) is expected to hold the RR Interests as the Pooled RR Interest Owner and the 1000 Wilshire RR Interest Owner, and GSMC is expected to be appointed as the initial pooled risk retention consultation party and the initial 1000 Wilshire risk retention consultation party by the RR Interest Owners. Each risk retention consultation party may, on a strictly non-binding basis, consult with the applicable special servicer and recommend that such special servicer take actions that conflict with the interests of holders of certain classes of the certificates.

■	Interests and Incentives of the Underwriter Entities May Not Be Aligned With Your Interests

—	The activities and interests of the underwriters and their respective affiliates (collectively, the “Underwriter Entities”) will not align with, and may in fact be directly contrary to, those of the certificateholders and the RR Interest Owner. The Underwriter Entities are part of global investment banking, securities and investment management firms that provide a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, they actively make markets in and trade financial instruments for their own account and for the accounts of customers.

—	The Underwriter Entities’ activities include, among other things, executing large block trades and taking long and short positions directly and indirectly, through derivative instruments or otherwise. The securities and instruments in which the Underwriter Entities take positions, or expect to take positions, include loans similar to the mortgage loans, securities and instruments similar to the offered certificates and other securities and instruments. Underwriter Entities hold or may hold companion loans and/or mezzanine loans related to a mortgage loan in this securitization. Market making is an activity where the Underwriter Entities buy and sell on behalf of customers, or for their own account, to satisfy the expected demand of customers. By its nature, market making involves facilitating transactions among market participants that have differing views of securities and instruments. As a result, you should expect that the Underwriter Entities will take positions that are inconsistent with, or adverse to, the investment objectives of investors in the offered certificates.

—	If an Underwriter Entity becomes a holder of any of the certificates, through market-making activity or otherwise, any actions that it takes in its capacity as a certificateholder, including voting, providing consents or otherwise will not necessarily be aligned with the interests of other holders of the same class or other classes of the certificates. Similarly, the expected RR Interest Owners and the parties expected to be designated to consult with the special servicers on their behalf as the risk retention consultation parties are affiliated with an Underwriter Entity.

—	In addition, the Underwriter Entities will have no obligation to monitor the performance of the certificates or the actions of the master servicer, the special servicers, the certificate administrator, the trustee or the operating advisor and will have no authority to advise the master servicer, the special servicers, the certificate administrator, the trustee or the operating advisor or to direct their actions.

—	Each of the foregoing relationships should be considered carefully by you before you invest in any offered certificates.

■	Other Rating Agencies May Assign Different Ratings to the Certificates

—	Nationally recognized statistical rating organizations that the depositor did not engage to rate the offered certificates may nevertheless issue unsolicited credit ratings on one or more classes of offered certificates. If any such unsolicited ratings are issued, we cannot assure you that they will not be different from any ratings assigned by the rating agencies engaged by the depositor. The issuance of unsolicited ratings by any nationally recognized statistical rating organization on a class of the offered certificates that are lower than ratings assigned by a rating agency engaged by the depositor may adversely impact the liquidity, market value and regulatory characteristics of that class.

■	Tax Considerations

—	The offered certificates represent ownership, directly or through a grantor trust, of one or more regular interests in one or more real estate mortgage investment conduits (each a “REMIC”) for U.S. federal income tax purposes.

—	Special tax considerations may apply to certain types of investors. Prospective investors should consult their own tax advisors regarding tax implications of an investment in offered certificates.

—	State, local and other tax laws may differ substantially from the corresponding federal law. Prospective investors should consult with their own tax advisors with respect to the various state, local and other tax consequences of an investment in the offered certificates.

The securities offered by these materials are being offered when, as and if issued. In particular, you are advised that the offered securities, and the asset pool backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated) at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the offered securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the offered securities and the underlying transaction having the characteristics described in these materials. If we determine that the above conditions are not satisfied in any material respect, we will notify you, and neither the issuer nor any of the underwriters will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

The depositor has filed a registration statement (including the prospectus) with the Securities and Exchange Commission (“SEC”) (SEC File No. 333-207677) (the “Registration Statement”) for the offering to which this communication relates. Before you invest, you should read the prospectus in the Registration Statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Goldman Sachs & Co. LLC, Academy Securities, Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-471-2526 or if you email a request to prospectus-ny@gs.com.